Execution Copy

AGREEMENT OF PURCHASE AND SALE
by and between
MOLINA HEALTHCARE, INC.,
a Delaware corporation,
and
MOLINA CENTER, LLC,
a Delaware limited liability company,
together as SELLER
and
AG NET LEASE ACQUISITION CORP.,
a Delaware corporation,
as BUYER
Properties:    200 & 300 Oceangate, Long Beach, CA

            3000 Corporate Exchange, Columbus, OH

Dated as of:    June 12, 2013

SMRH:200869374.4
LA1 2753191v.1

TABLE OF CONTENTS
Page

ARTICLE 1 CERTAIN DEFINITIONS	1

ARTICLE 2 PURCHASE AND SALE OF PROPERTY	8

Section 2.1	Sale. 8

Section 2.2	Purchase Price. 8

ARTICLE 3 BUYER’S DUE DILIGENCE	10

Section 3.1	Due Diligence. 10

ARTICLE 4 TITLE	11

Section 4.1	Transfer of Title. 11

Section 4.2	Evidence of Title. 11

ARTICLE 5 SELLER’S REPRESENTATIONS AND WARRANTIES	11

Section 5.1	Representations and Warranties of Seller. 11

Section 5.2	Survival; Limitation of Liability; Disclosures. 16

Section 5.3	Knowledge of Seller. 16

Section 5.4	Seller Change Notice. 16

Section 5.5	Buyer’s Knowledge of Inaccurate Representations and Warranties. 17

Section 5.6	Indemnification. 17

Section 5.7	“As Is” Purchase; Release. 18

ARTICLE 6 BUYER’S REPRESENTATIONS AND WARRANTIES	19

Section 6.1	Representations and Warranties of Buyer. 19

Section 6.2	Survival; Limitation of Liability. 20

Section 6.3	Indemnification. 20

ARTICLE 7 RISK OF LOSS AND INSURANCE PROCEEDS	20

SMRH:200869374.4	i

LA1 2753191v.1

Section 7.1	Casualty. 20

Section 7.2	Condemnation. 21

Section 7.3	New York General Obligations Law. 21

ARTICLE 8 BROKERS AND EXPENSES	21

Section 8.1	Brokers. 21

Section 8.2	Expenses. 21

ARTICLE 9 COVENANTS OF SELLER	22

Section 9.1	Buyer’s Approval of Agreements Affecting the Properties. 22

Section 9.2	Material Adverse Changes. 22

ARTICLE 10 CONDITIONS TO CLOSING	23

Section 10.1	Conditions to Buyer’s Obligation to Close. 23

Section 10.2	Conditions to Seller’s Obligation to Close. 24

Section 10.3	Failure to Satisfy Conditions. 24

ARTICLE 11 CLOSING AND ESCROW	24

Section 11.1	Escrow Instructions. 24

Section 11.2	Closing. 25

Section 11.3	Deposit of Documents. 25

Section 11.4	Pro-rations. 26

Section 11.5	Indemnification. 26

ARTICLE 12 MISCELLANEOUS	27

Section 12.1	Notices. 27

Section 12.2	Entire Agreement. 28

Section 12.3	Entry and Indemnity. 29

Section 12.4	Time. 29

Section 12.5	Further Assurances. 29

SMRH:200869374.4	ii

LA1 2753191v.1

Section 12.6	Jury Trial Waiver. 29

Section 12.7	No Merger. 30

Section 12.8	Assignment. 30

Section 12.9	Counterparts and Facsimile. 30

Section 12.10	Governing Law; Consent to Jurisdiction. 30

Section 12.11	Confidentiality. 31

Section 12.12	Maintenance. 32

Section 12.13	Interpretation of Agreement. 32

Section 12.14	General Rules of Construction. 32

Section 12.15	Limited Liability. 32

Section 12.16	Amendments. 32

Section 12.17	Attorneys’ Fees. 32

Section 12.18	Third Party Beneficiaries. 33

SMRH:200869374.4	iii

LA1 2753191v.1

SCHEDULES
Schedule 1(b) – SNDA Subleases
Schedule 4.2 – Permitted Exceptions
Schedule 5.1(g) – Third Party Consents
Schedule 5.1(h) – Existing Leases, Access Agreements and License Agreements; Purchase Options, Termination Options, Etc.
Schedule 5.1(i) – Contracts
Schedule 5.1(j) – Permits
Schedule 5.1(k) – Plans
Schedule 5.1(l) – Warranties
Schedule 5.1(m) – Certificates of Occupancy
Schedule 5.1(n) – Underground Storage Tanks
Schedule 5.1(o) – Disclosure Reports
Schedule 5.1(r) – Existing Mortgage
Schedule 5.1(v) – Existing Insurance Policies
Schedule 5.1(w) – Financial Statements
Schedule 9.1 -- Approved Agreements
Schedule 12.11 -- Letter Agreement Regarding Confidentiality

EXHIBITS
Exhibit A-1 – Columbus Real Property
Exhibit A-2 – Long Beach Real Property
Exhibit B-1 – Columbus Property Other Assets
Exhibit B-1-A – Other Columbus Property Excluded Items
Exhibit B-2 – Long Beach Property Other Assets
Exhibit B-2-A – Other Long Beach Property Excluded Items
Exhibit C – Intentionally Omitted.
Exhibit D-1 – Form of California Deed
Exhibit D-2 – Form of Ohio Deed
Exhibit E-1 – Form of Bill of Sale for Columbus Property
Exhibit E-2 – Form of Bill of Sale for Long Beach Property
Exhibit F – Form of FIRPTA Affidavit
Exhibit G-1– Form of Long Beach Owner’s Affidavit
Exhibit G-2 – Form of Columbus Owner’s Affidavit
Exhibit H – Form of Tenant Waiver Letter
Exhibit I – Form of SLB Lease Agreement
Exhibit J – Form of Memorandum of Lease Agreement (Long Beach)
Exhibit K -- Form of Memorandum of Lease Agreement (Columbus)
Exhibit L – Existing Leases, Access Agreements and License Agreements
Exhibit M – Form of Subordination, Nondisturbance and Attornment Agreement
Exhibit N – Notice of Subordination
Exhibit O-1 – Long Beach Title Pro Forma
Exhibit O-2 -- Columbus Title Pro Forma

SMRH:200869374.4	iv

LA1 2753191v.1

AGREEMENT OF PURCHASE AND SALE
THIS AGREEMENT OF PURCHASE AND SALE (“Agreement”) dated as of June 12, 2013 (the “Effective Date”), is by and among MOLINA HEALTHCARE, INC., a Delaware corporation (“Molina Healthcare”), Molina Center, LLC, a Delaware limited liability company (“Molina Center”, together with Molina Healthcare individually or collectively, as the case may be, “Seller”), and AG NET LEASE ACQUISITION CORP., a Delaware corporation (“Buyer”).
WITNESSETH:
WHEREAS, Seller is the owner of those certain Properties defined herein; and
WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Properties on the terms and conditions set forth in this Agreement;
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
ARTICLE 1
CERTAIN DEFINITIONS
“Act of Bankruptcy” means with respect to any Person (a) the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or a substantial part of its property, (b) the admission by such Person of its inability to pay its debts as they become due, (c) the making of a general assignment for the benefit of such Person’s creditors, (d) the commencement by or against such Person of a voluntary or involuntary proceeding under the Bankruptcy Code or any federal or state insolvency laws or laws for the composition of indebtedness or for the reorganization of debtors, (e) the adjudication of such Person as a bankrupt or insolvent or (f) the taking of any action for the purpose of effecting any of the foregoing.
“Advisor” is defined in Section 8.1.
“Agreement” is defined in the introductory paragraph of this Agreement.
“Apportioned Items” is defined in Section 11.4.
“Appurtenances” means, collectively, the Columbus Appurtenances and the Long Beach Appurtenances.
“Bankruptcy Law” means the United States Bankruptcy Code, 11 U.S.C.A. §§ 101 et seq. or any federal or state insolvency laws or laws for the reorganization of debtors.
“Bill of Sale” is defined in Section 4.1(b).

SMRH:200869374.4	1

LA1 2753191v.1

“Broker” is defined in Section 8.1.
“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York, are required to be closed.
“Buyer” is defined in the introductory paragraph of this Agreement.
“Buyer Indemnified Parties” is defined in Section 5.6.
“Buyer Objection Notice” is defined in Section 5.4.
“Buyer Transaction Documents” is defined in Section 6.1(b).
“Buyer’s Closing Deliveries” is defined in Section 11.3(b).
“Buyer’s Default” means the failure of Buyer to (a) perform any of its obligations under this Agreement or (b) otherwise consummate the Transaction notwithstanding that all of the conditions to its obligation to close have been satisfied.
“Buyer’s Transaction Costs” is defined in Section 8.2(a).
“Casualty” means any loss of or damage to or destruction of all or any portion of the Property.
“Certificates of Occupancy” is defined in Section 5.1(m).
“Closing” means the consummation of the purchase and sale contemplated hereunder.
“Closing Date” is defined in Section 11.2.
“Code” means United States Internal Revenue Code of 1986, as amended.
“Columbus Appurtenances” is defined in Section 2.1(a)(iii).
“Columbus Fixtures” is defined in Exhibit B-1
“Columbus Improvements” is defined in Section 2.1(a)(ii).
“Columbus Intangible Property” means the Plans, Permits and Warranties related to the Columbus Real Property, the Columbus Improvements, the Columbus Appurtenances, and/or the items listed in clauses (a) and (b) of the definition of Columbus Property Other Assets (but not any Columbus Property Excluded Items).
“Columbus Property” is defined in Section 2.1(a).
“Columbus Property Excluded Items” is defined in Exhibit B-1.
“Columbus Property Equipment” is defined in Exhibit B-1.

SMRH:200869374.4	2

LA1 2753191v.1

“Columbus Property Other Assets” is defined in Exhibit B-1.
“Columbus Real Property” is defined in Section 2.1(a)(i).
“Condemnation” means (a) any taking or damaging of all or any portion of either of the Properties (i) in or by condemnation or other eminent domain proceedings pursuant to any Legal Requirement, or (ii) by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceeding, or (b) any temporary requisition or confiscation of the use or occupancy of all or any portion of either of the Properties by any Governmental Authority, whether pursuant to an agreement with such governmental authority in settlement of or under threat of any such requisition or confiscation.
“Contracts” means utility contracts, service contracts and other agreements entered into by Seller and used in the ownership, use or operation of either of the Properties.
“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
“Deed” is defined in Section 4.1(a).
“Deposit” is defined in Section 2.2(b)(i).
“Due Diligence Period” is defined in Section 3.1.
“Effective Date” is defined in the introductory paragraph of this Agreement.
“Environmental Law” means any applicable federal, state or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code, requirement or agreement with any Governmental Authority (a) relating to pollution (or the cleanup thereof), or the protection of air, water vapor, surface water, groundwater, drinking water supply, land (including land surface or subsurface), plant, aquatic and animal life from injury caused by a Hazardous Substance or (b) concerning exposure to, or the use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, handling, labeling, production, disposal or remediation of any Hazardous Substance or Hazardous Condition. The term Environmental Law includes, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), the Clean Air Act, the Clean Water Act, the Solid Waste Disposal Act, the Toxic Substance Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act, the National Environmental Policy Act and the Hazardous Materials Transportation Act, each as amended and hereafter in effect and any similar state or local law.
“Environmental Reports” is defined in Section 5.1(n).
“Equipment” means, collectively, the Columbus Property Equipment and the Long Beach Property Equipment.

SMRH:200869374.4	3

LA1 2753191v.1

“Exchange Act” is defined in Section 12.11.
“Existing Insurance Policies” is defined in Section 5.1(v).
“Existing Mortgage” is defined in Section 5.1(r).
“Financial Statements” is defined in Section 5.1(w).
“Fixtures” means, collectively, the Columbus Fixtures and the Long Beach Fixtures.
“GAAP” means U.S. generally accepted accounting principles consistently applied.
“Governmental Authority” means any federal, state or local government, authority, agency or regulatory body.
“Hazardous Condition” means any condition that would support any claim or liability under any Environmental Law, including the presence of USTs at the Columbus Real Property or the Long Beach Real Property in violation of Environmental Law
“Hazardous Substance” means (a) any substance, material, product, derivative, compound, mineral, chemical, gas or mixture thereof, that is toxic, harmful or hazardous to the environment or public health or safety or (b) any substance supporting a claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law. Hazardous Substances include, without limitation, medical waste, industrial waste, petroleum or petroleum-derived substances or waste, radon, radioactive materials, asbestos, asbestos-containing materials, urea-formaldehyde foam insulation, lead, toxic mold or other toxic microbial contamination, and polychlorinated biphenyls.
“Immaterial Casualty” means any Casualty that is not a Material Casualty.
“Immaterial Condemnation” means any Condemnation that is not a Material Condemnation.
“Improvements” means, collectively, the Columbus Improvements and the Long Beach Improvements.
“Indemnified Party” is defined in Section 8.1.
“Intangible Property” means, collectively, the Long Beach Intangible Property and the Columbus Intangible Property.
“Knowledge of Seller” is defined in Section 5.3.
“Leases” is defined in Section 5.1(h).
“Legal Requirements” means the requirements of all present and future laws, including all permit and licensing requirements and all covenants, restrictions and conditions, including all easement agreements, now or hereafter of record which may be applicable to the Properties,

SMRH:200869374.4	4

LA1 2753191v.1

including without limitation the Americans With Disabilities Act, 42 U.S.C.A. §§ 1201 et seq., and all zoning, subdivision, building and Environmental Laws.
“Letter of Intent” means that certain Letter of Intent dated January 18, 2013 between Buyer and Seller.
“Long Beach Appurtenances” is defined in Section 2.1(b)(iii).
“Long Beach Fixtures” is defined in Exhibit B-2.
“Long Beach Improvements” is defined in Section 2.1(b)(ii).
“Loan Beach Intangible Property” means the Plans, Permits and Warranties related to the Long Beach Real Property, the Long Beach Improvements, the Long Beach Appurtenances, and/or the items listed in clauses (a) and (b) of the definition of Long Beach Property Other Assets (but not any Long Beach Property Excluded Items).
“Long Beach Property” is defined in Section 2.1(b).
“Long Beach Property Excluded Items” is defined in Exhibit B-2.
“Long Beach Property Equipment” is defined in Exhibit B-2.
“Long Beach Property Other Assets” is defined in Exhibit B-2.
“Long Beach Real Property” is defined in Section 2.1(b)(i).
“Material Casualty” means a Casualty (a) in which a material portion of either of the Properties is destroyed or damaged prior to the Closing and the cost to repair or restore any loss or damage caused thereby is estimated to be greater than ten percent (10%) of the Purchase Price; or (b) that will result in a material loss of access to either of the Properties, in either case, as determined by Buyer in its reasonable discretion.
“Material Condemnation” means a Condemnation (a) that will result in a loss of material access to either of the Properties; or (b) that involves more than ten percent (10%) of the rentable area of either of the Properties.
“Memorandum of Lease Agreement (Columbus)” means a memorandum of lease in the form of Exhibit K.
“Memorandum of Lease Agreement (Long Beach)” means a memorandum of lease in the form of Exhibit J.
“Molina Center” is defined in the introductory paragraph of this Agreement.
“Molina Healthcare” is defined in the introductory paragraph of this Agreement.

SMRH:200869374.4	5

LA1 2753191v.1

“Notice Sublease” means the following Subleases: State Lands Commission; Department of Industrial Relations; Pacific Maritime Association; California Coastal Commission; Department of General Services; Crowell, Weedon & Co.; J. Perez & Associates, Inc.; Bruce A. Dybens, AP; High Rise Goodies Restaurant; Lisa Brandon, CFLS; MVP Energy, LLC; Rose, Klein & Marias; Perona, Langer, Beck; Dr. Michael Trainotti; Lynn E. Moyer; Esq.; Michael W. Binning; Arthritis National Research; APB Car Wash & Detail.
“Outside Date” is defined in Section 11.2.
“Parking Easement” means a permanent parking easement for the benefit of Seller with respect to any Parking Facilities not owned by Seller or any of its affiliates.
“Parking Facilities” means any and all on-site, satellite or off-site parking facilities utilized by Tenant or its employees, agents, invitees or contractors in connection with the use and operation of any Real Property.
“Permits” is defined in Section 5.1(j).
“Permitted Encumbrances” means, collectively, (a) Permitted Exceptions and (b) all Legal Requirements now or hereafter in effect relating to the Properties.
“Permitted Exceptions” is defined in Section 4.2.
“Person” means an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated association, any other entity or any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.
“Plans” is defined in Section 5.1(k).
“Property” and “Properties” are defined in Section 2.1.
“Proprietary Information” means any written, oral, documentary or other information (including reports, tests, and studies) relating to the Transaction which is received by one party from the other party (or from third parties through the other party’s authorization) and is not publicly available, including, without limitation, (a) information relating to the ownership, condition, operation and/or financial performance of either of the Properties, (b) the fact that discussions or negotiations are taking place between the parties with respect the Transaction, and (c) information relating to the terms and conditions on which each of Buyer and Seller is willing to enter into the Transaction and the terms on which Buyer is able to obtain financing with respect to the Transaction. Information shall not be deemed Proprietary Information if such information: (i) is already known to the receiving party without obligation of confidentiality, from a source other than the other party; (ii) is or hereafter becomes publicly known by the receiving party through no wrongful act, fault or negligence of the receiving party; or (iii) is independently developed by the receiving party.
“Purchase Price” is defined in Section 2.2(a).

SMRH:200869374.4	6

LA1 2753191v.1

“Real Property” means, collectively, the Columbus Real Property and the Long Beach Real Property.
“Reimbursable Transaction Costs” is defined in Section 8.2(f).
“Representation Objection Notice” is defined in Section 5.5.
“Securities Act” is defined in Section 12.11.
“Seller” is defined in the introductory paragraph of this Agreement.
“Seller Change Notice” is defined in Section 5.4.
“Seller Indemnified Parties” is defined in Section 6.3.
“Seller Transaction Documents” is defined in Section 5.1(b).
“Seller’s Closing Deliveries” is defined in Section 11.3(a).
“Seller’s Default” means the failure of Seller to (i) perform any of its obligations under this Agreement or (ii) otherwise consummate the Transaction notwithstanding that all of the conditions to its obligation to close have been satisfied.
“SLB Lease Agreement” means that certain Lease Agreement in the form of Exhibit I.
“SNDA Sublease” means a Sublease listed on Schedule 1(b).
“Specially Designated National or Blocked Person” means a Person (i) designated by the Office of Foreign Assets Control at the U.S. Department of the Treasury, or other U.S. governmental entity, and appearing on the List of Specially Designated Nationals and Blocked Persons (http://www.ustreas.gov/offices/enforcement/ofac/sdn/ index.shtml), which List may be updated from time to time; or (ii) with whom Buyer or its affiliates are prohibited from engaging in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation, or Executive Order of the President of the United States.
“Sublease(s)” means, individually or collectively, one of more of the Leases listed in Exhibit L
“Sublease SNDA” means a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit M.
“Tenant” means the Molina Healthcare.
“Termination Notice” is defined in Section 10.3(c).
“Third Party Consents” is defined in Section 5.1(g).

SMRH:200869374.4	7

LA1 2753191v.1

“Third Party Reports” is defined in Section 3.1.
“Title Commitments” is defined in Section 3.1.
“Title Company” means Fidelity National Title Insurance Company.
“Title Policies” is defined in Section 4.2.
“Transaction” means the transactions contemplated in this Agreement.
“USTs” is defined in Section 5.1(n).
“Warranties” is defined in Section 5.1(l).
ARTICLE 2
PURCHASE AND SALE OF PROPERTY
Section 2.1    Sale. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase and acquire from Seller, subject to the terms and conditions set forth herein, the following (individually and collectively, as the context may require, the “Property” or “Properties”):
(a)    The “Columbus Property,” which means:
(i)    the real property located in Columbus, Ohio particularly described in Exhibit A-1 (the “Columbus Real Property”);
(ii)    the buildings and all other structures and improvements situated on, or affixed or appurtenant to the Columbus Real Property, including any Parking Facilities owned by Seller, in each case except to the extent owned by tenants or licensees at the Columbus Real Property (collectively, the “Columbus Improvements”);
(iii)    all tenements, hereditaments, easements, rights-of-way, rights, privileges appurtenant to the Columbus Real Property, including (A) easements over other lands granted by any easement agreement benefiting the Columbus Real Property, including any Parking Easement, and (B) Seller’s right, title and interest in and to any streets, ways, alleys, vaults, gores or strips of land adjoining the Columbus Real Property (collectively, the “Columbus Appurtenances”); and
(iv)    all Columbus Property Other Assets.
(b)    The “Long Beach Property,” which means:
(i)    the real property located in Long Beach, CA particularly described in Exhibit A-2 (the “Long Beach Real Property”);

SMRH:200869374.4	8

LA1 2753191v.1

(ii)    the buildings and all other structures and improvements situated on, or affixed or appurtenant to the Long Beach Real Property, including any Parking Facilities owned by Seller, in each case except to the extent owned by tenants or licensees at the Long Beach Real Property (collectively, the “Long Beach Improvements”);
(iii)    all tenements, hereditaments, easements, rights-of-way, rights, privileges appurtenant to the Long Beach Real Property, including (A) easements over other lands granted by any easement agreement benefiting the Long Beach Real Property, including any Parking Easement, and (B) Seller’s right, title and interest in and to any streets, ways, alleys, vaults, gores or strips of land adjoining the Long Beach Real Property (collectively, the “Long Beach Appurtenances”); and
(iv)    all Long Beach Property Other Assets.
Section 2.2    Purchase Price.
(a)    The purchase price of the Properties is One Hundred Fifty Eight Million Six Hundred Twenty Five Thousand Five Hundred Sixty Six and No/100 Dollars ($158,625,566.00) (the “Purchase Price”), which amount is the sum of One Hundred Thirty Four Million Six Hundred Twenty Five Thousand Five Hundred Sixty-Six and No/100 Dollars ($134,625,566.00) for the purchase of the Long Beach Property and Twenty-Four Million and No/100 Dollars ($24,000,000.00) for the purchase of the Columbus Property.
(b)    The Purchase Price shall be paid as follows:
(i)    Within two (2) Business Days after the Effective Date, Buyer shall deposit in escrow with the Title Company cash in the amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the “Deposit”), provided, however, that if the Closing Date occurs within two (2) Business Days of the Effective Date, the Deposit will be delivered prior to the Closing. The Deposit shall be held in an interest-bearing account and all interest or other income earned from the Deposit shall accrue to the benefit of Buyer. At the Closing, the Deposit shall be paid to Seller and credited against the Purchase Price. Except as otherwise provided in this Agreement, the Deposit shall not be refundable to Buyer.
(ii)    IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED DUE TO THE FAILURE OF ANY CONDITION PRECEDENT AND NO BUYER’S DEFAULT HAS OCCURRED, THEN THE TITLE COMPANY SHALL RETURN THE DEPOSIT TO BUYER. IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED DUE TO A SELLER’S DEFAULT, THEN, AS BUYER’S SOLE AND EXCLUSIVE REMEDY, BUYER MAY EITHER: (1) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE DEPOSIT, IN WHICH EVENT NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, AND SELLER SHALL REIMBURSE BUYER FOR ALL OF BUYER’S REIMBURSABLE TRANSACTION COSTS OR (2) ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT.

SMRH:200869374.4	9

LA1 2753191v.1

(iii)    THE PARTIES HAVE AGREED THAT, IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED DUE TO A BUYER’S DEFAULT, SELLER’S ACTUAL DAMAGES WOULD BE EXTREMELY DIFFICULT, IF NOT IMPOSSIBLE, TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE DEPOSIT IS A FAIR AND REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN THE EVENT OF A BUYER’S DEFAULT. IN THE EVENT OF A BUYER’S DEFAULT, SELLER MAY TERMINATE THIS AGREEMENT, AND THE DEPOSIT SHALL BE FORFEITED TO AND DELIVERED TO SELLER AS LIQUIDATED DAMAGES AND AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO SELLER FOR SUCH BUYER’S DEFAULT. THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT IT IS IMPOSSIBLE TO MORE PRECISELY ESTIMATE THE SPECIFIC DAMAGE THAT MIGHT BE SUFFERED BY SELLER, AND THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND INTEND THAT THIS PROVISION SHALL BE A PROVISION FOR THE RETENTION OF EARNEST

SMRH:200869374.4	10

LA1 2753191v.1

MONEY PURSUANT TO THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF NEW YORK AND ANY OTHER LOCAL LAW AND NOT AS A PENALTY. BY PLACING ITS INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION.
(iv)    SECTIONS 2.2(b)(ii), 2.2(b)(iii), AND 2.2(b)(iv) SHALL SURVIVE TERMINATION OF THIS AGREEMENT. NOTHING CONTAINED IN SECTION 2.2(b)(ii) OR SECTION 2.2(b)(iii) IS INTENDED TO LIMIT (A) BUYER’S LIABILITY TO SELLER FOR DAMAGES OR INJUNCTIVE RELIEF FOR BREACH OF BUYER’S INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT (INCLUDING WITHOUT LIMITATION UNDER SECTION 6.3), OR FOR ATTORNEY FEES AND COSTS AS DESCRIBED IN SECTION 12.17, OR (B) THE PARTIES’ RIGHTS PURSUANT TO ANY OTHER PROVISION OF THIS AGREEMENT THAT EXPRESSLY SURVIVES THE TERMINATION OF THIS AGREEMENT.
(v)    WITHOUT LIMITING ANYTHING CONTAINED IN SECTION 12.10, THE PAYMENT OF LIQUIDATED DAMAGES UNDER THIS AGREEMENT IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE §3275 OR §3369 BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER WITHIN THE MEANING OF CALIFORNIA CIVIL CODE §§1671, 1676, AND 1677.
INITIALS: SELLER ________ BUYER _______
(vi)    The balance of the Purchase Price shall be paid to Seller in immediately available funds via wire transfer at the Closing.
ARTICLE 3
BUYER’S DUE DILIGENCE
Section 3.1    Due Diligence. Prior to the Effective Date, Buyer completed its due diligence investigation of the Properties and its credit analysis and underwriting of Seller and Tenant (such period being referred to herein as the “Due Diligence Period”). During the Due Diligence Period, Buyer conducted a physical inspection of the Properties and obtained the following, each in form and substance satisfactory to Buyer, with respect to each of the Properties (collectively, the “Third Party Reports”): (i) an engineering/property condition report, including a roof report; (ii) an environmental assessment report(s); (iii) a title report and commitment for title insurance from the Title Company, copies of which are attached hereto as Exhibit O (the “Title Commitments”), together with copies of all underlying documents; (iv) a current “as built” ALTA survey; (v) an MAI appraisal; (vi) a seismic report, if such Property is located in Seismic Design Category D, E or F as designated in the International Building Code; (vii) a property zoning report; and (viii) an Americans with Disabilities Act survey.

SMRH:200869374.4	11

LA1 2753191v.1

ARTICLE 4
TITLE
Section 4.1    Transfer of Title. At the Closing, Seller shall convey to Buyer:
(a)    the Real Property, Improvements, Fixtures and Appurtenances by good and sufficient Deeds in the form of Exhibit D-1 and Exhibit D-2, respectively (each, individually, a “Deed”); and
(b)    the Equipment and Intangible Property by good and sufficient Bills of Sale in the form of Exhibit E-1 and Exhibit E-2, respectively (each, individually, a “Bill of Sale”).
Section 4.2    Evidence of Title. Buyer acknowledges that Title Company has issued the Title Commitments to Buyer, committing the Title Company to issue a standard Owner’s American Land Title Association Policy of Title Insurance regarding each Real Property (collectively, the “Title Policies”), in the amount of the Purchase Price allocated to such Real Property, showing title to the applicable Real Property, Improvements, and Appurtenances vested in Buyer and subject only to certain exceptions listed therein. As used herein, the “Permitted Exceptions” means, collectively, the following:
(a)    interests of tenants and licensees in possession;
(b)    non-delinquent liens for local real estate taxes and assessments;
(c)    the exceptions set forth in the Title Commitment regarding such Real Property, Improvements and Appurtenances; and
(d)    any other instrument delivered at the Closing pursuant to the terms hereof and recorded against title to any of the Real Property pursuant to the terms of such instrument or this Agreement.
Notwithstanding the foregoing, but without limiting anything contained in Section 10.1, Buyer acknowledges and agrees that in no event shall issuance or delivery of the Title Policies be a covenant of Seller hereunder.
ARTICLE 5
SELLER’S REPRESENTATIONS AND WARRANTIES
Section 5.1    Representations and Warranties of Seller. Seller represents and warrants to Buyer that as of the Effective Date and as of the Closing Date:
(e)    Molina Healthcare is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in the State of Ohio. Molina Center is a Delaware corporation,

SMRH:200869374.4	12

LA1 2753191v.1

duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in the State of California. Seller’s principal place of business is 300 Oceangate, Suite 950, Long Beach, CA 90802.
(f)    Seller has full power, authority and legal right to: (i) sell the Properties to Buyer; (ii) execute and deliver this Agreement, the Deeds, the Bills of Sale and such other instruments, documents and agreements as may be necessary or appropriate to effect the Transaction (collectively, the “Seller Transaction Documents”); and (iii) perform and observe the terms and conditions of each of the documents described above.
(g)    This Agreement and, at the Closing, all other Seller Transaction Documents (i) are each duly authorized, executed and delivered by Seller, (ii) are each a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (iii) do not violate any of Seller’s charter documents and (iv) do not conflict with or result in the breach of any judgment, decree, writ, injunction, order or award of any arbitrator, court or Governmental Authority binding upon Seller, or result in the breach of any term or provision of, or constitute a default, or result in the acceleration of any obligation under any loan agreement, indenture, financing agreement, or any other agreement or instrument of any kind to which Seller is a party or to which Seller or either of the Properties is subject.
(h)    Seller is not a foreign corporation, foreign partnership, foreign trust and/or foreign estate (as those terms are defined in the Code and in the accompanying regulations). Molina Healthcare’s U.S. employer identification number is 13-4204626. Molina Center’s U.S. employer identification number is 27-4034065.
(i)    Neither Seller nor any of Seller’s officers or directors is a Specially Designated National or Blocked Person.
(j)    Seller has not commenced a voluntary case under Bankruptcy Law nor has there been commenced against Seller an involuntary case under Bankruptcy Law, nor has Seller consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy Law that is for relief against Seller or appoints a Custodian for Seller or for all or any substantial part of Seller’s property.
(k)    Except for the approvals and consents listed in Schedule 5.1(g) (the “Third Party Consents”), no authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required in order for Seller to execute and deliver this Agreement and to perform its obligations hereunder. Seller has obtained, or will have obtained prior to the Closing, all Third Party Consents.
(l)    The list of leases (including amendments, extensions and supplements, as applicable) in Schedule 5.1(h) (collectively, the “Leases”) is a complete list of all of the leases

SMRH:200869374.4	13

LA1 2753191v.1

encumbering the Properties (other than, at Closing, the SLB Lease Agreement). Seller has provided Buyer with a true and complete copy of each Lease. Each Lease is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Except as described in Schedule 5.1(h), no Lease has been amended, modified or supplemented and no provision of any Lease has been waived. To the Knowledge of Seller, except as described in Schedule 5.1(h), no event has occurred which with the giving of notice or the passage of time, or both, would constitute a material default under any of the Leases. Seller has received no written notice of default from any Person alleging any default under any Lease on the part of the Seller. Except as described in Schedule 5.1(h), or otherwise disclosed to Buyer in writing, to the Knowledge of Seller, (i) no tenant of either of the Properties nor any other Person has any purchase option regarding either of the Properties, (ii) no tenant under any Lease has any right to terminate such Lease as a result of the Transaction, and (iii) no tenant under any Lease has any right of first refusal, right of first offer or similar right to purchase any of the Properties or any portion thereof as a result of the Transaction. Except as described in Schedule 5.1(h), or otherwise disclosed to Buyer in writing, there are no brokerage, leasing or other commissions payable by Seller with respect to the Leases. Except as described in Schedule 5.1(h), or otherwise disclosed to Buyer in writing, no party other than Seller, the tenants under the Leases, and licensees under license agreements previously disclosed to Buyer, is entitled to possession or use of the Property or any portion thereof.
(m)    The list of Contracts (including amendments, extensions and supplements, as applicable) in Schedule 5.1(i) is a complete list of all of the Contracts affecting each of the Properties to which Seller is a party. Seller has provided Buyer with a true and complete copy of each Contract and each Contract is in full force and effect and is a legal, valid, binding and enforceable obligation of each of the parties thereto except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Except as described in Schedule 5.1(i), none of the Contracts has been amended, modified or supplemented and no provision of any of the Contracts has been waived.
(n)    The list of permits, licenses and approvals (including amendments, extensions and supplements, as applicable) in Schedule 5.1(j) is a complete list of all permits, licenses, and approvals mandated or necessary to own and operate the Properties (collectively, the “Permits”). Seller has provided Buyer with a true and complete copy of each Permit. Except as set forth in Schedule 5.1(j), to the Knowledge of Seller, each Permit (i) has been properly issued and is fully paid for; (ii) is in full force and effect and no suspension, cancellation or amendment of any of such Permit is pending or threatened; and (iii) is transferable and will not be revoked, invalidated, violated or otherwise adversely affected by the Transaction.
(o)    The list of plans and drawings in Schedule 5.1(k) is a complete list of all building plans and drawings with respect to the Improvements in the possession of Seller (the “Plans”). Seller has provided to Buyer correct and complete copies of the Plans.

SMRH:200869374.4	14

LA1 2753191v.1

(p)    The list of warranties and guaranties in Schedule 5.1(l) is a complete list of all warranties and guaranties with respect to the Improvements in the possession of Seller (the “Warranties”). Seller has provided to Buyer correct and complete copies of the Warranties.
(q)    The certificates of occupancy listed on Schedule 5.1(m) are true and complete copies of all of the certificates of occupancy required for the occupancy and operation of the Improvements by Seller (the “Certificates of Occupancy”). To the Knowledge of Seller, the Certificates of Occupancy have been properly issued. All fees payable in connection therewith have been paid in full. No applications are pending to amend any such Certificates of Occupancy.
(r)    To the Knowledge of Seller, Seller is and has been in compliance with all applicable Environmental Laws, and Seller has not received any written notice, report or information regarding (i) any past violations of any applicable Environmental Laws that have not been corrected or (ii) any required corrective, investigatory or remedial obligations, arising under any applicable Environmental Law that have not been completed, in each case to the satisfaction of the applicable Governmental Authority. Seller has delivered to Buyer complete, unedited and unredacted copies of all environmental reports in Seller’s possession relating to the Property (collectively, the “Environmental Reports”). Except as set forth on Schedule 5.1(n), there are no underground storage tanks (“USTs”) located on or under either of the Properties. To the Knowledge of Seller, the UST under the Long Beach Real Property only contains, and has only contained, water and certain water treatment chemicals in compliance with Environmental Laws given the intended uses of such water.
(s)    Pursuant to California Health and Safety Code section 25359.7, Seller hereby gives notice to Buyer, and Buyer hereby acknowledges receipt of such notice from Seller, that Seller does not know of or have reasonable cause to believe that a release of Hazardous Substances has come to be located on or beneath either of the Properties. Buyer also hereby acknowledges receipt of the disclosure reports listed on Schedule 5.1(o) and, without limitation, all Seller’s representations and warranties contained in this Section 5.1 are deemed qualified by the contents thereof.
(t)    Seller has received no written notice that either of the Properties is not in compliance with all applicable Legal Requirements (except where such non-compliance has been corrected).
(u)    There are no actions, suits, proceedings or governmental investigations pending or, to the Knowledge of Seller, threatened against Seller or either of the Properties: (i) that could reasonably be expected to result in any adverse change in Seller’s business or financial condition; (ii) that could reasonably be expected to adversely affect the current use or operation of either of the Properties or (iii) that could reasonably be expected to adversely affect Seller’s ability to perform its obligations under this Agreement.
(v)    Except for the indebtedness set forth in Schedule 5.1(r) (the “Existing Mortgage”), which will be repaid as of the Closing, none of the Properties is pledged to secure any indebtedness of Seller or any other Person.

SMRH:200869374.4	15

LA1 2753191v.1

(w)    Seller has not granted any unrecorded deeds, mortgages, land contracts, options to purchase, agreements or other instruments adversely affecting title to either of the Properties, and none of Seller or any agent, officer, employee or principal thereof has created any unrecorded lien, encumbrance, transfer of interest, or constructive trust in either of the Properties (provided that in no event shall any of the foregoing in this Section 5.1(s) be deemed to include any of the Leases or other matters disclosed on Schedule 5.1(h), or any other matter disclosed to Buyer in writing).
(x)    All real property taxes and assessments due with respect to each of the Properties have been paid in full and there are no tax appeals, tax certiorari proceedings, tax reduction proceedings, tax protests or special assessment proceedings pending with respect to either of the Properties.
(y)    There are no Condemnation, zoning or other land-use proceedings, either pending or, to the Knowledge of Seller, threatened, which could reasonably be expected to materially and adversely affect: (i) vehicular access to either of the Properties; (ii) access by either of the Properties to sewer or utility hook-ups; (iii) the current use and operation of either of the Properties or (iv) the value of either of the Properties.
(z)    Schedule 5.1(v) contains a list of the existing insurance policies maintained by Seller with respect to the Properties (the “Existing Insurance Policies”). Seller has not received any written notice or demand from any of the insurers of all or any portion of either of the Properties (or insurers of any activities conducted thereon) to correct or change any physical condition on such Property or any practice of Seller (except where such correction or change has been made). Each of the Existing Insurance Policies is in full force and effect, and Seller is in compliance with the requirements of each of the Existing Insurance Policies.
(aa)    Schedule 5.1(w) sets forth the financial statements of Molina Healthcare previously provided to Buyer (the “Financial Statements”). The Financial Statements are true and correct in all material respects, have been prepared in accordance with GAAP throughout the periods indicated therein and fairly present the financial condition of Molina Healthcare for the periods indicated therein, subject to customary year-end adjustments with respect to the unaudited financial statements. From December 31, 2012, to the Effective Date, there has been no material adverse change in the assets, liabilities, condition (financial or otherwise) or business of Molina Healthcare from that set forth or reflected in the above-mentioned financial statements other than changes in the ordinary course of business.
(bb)    Seller has not made written application to any Governmental Authority for any expansion or further development of either of the Properties and Seller has not received written notice that any expansion or further development of either of the Properties is subject to any restrictions or conditions except as may be in documents recorded against title to either Real Property or set forth in the applicable zoning law requirements or other Legal Requirements.
(cc)    Seller has not received written notice (i) from any Governmental Authority of any pending or threatened judicial or administrative action specifically applicable to either

SMRH:200869374.4	16

LA1 2753191v.1

Property or (ii) of any action pending or threatened by land owners adjacent to either of the Properties or other Persons, that in either case of (i) or (ii) would result in a change in the condition of either of the Properties or any part thereof or in any way prevent or limit the construction and/or operation of the Improvements or any part thereof.
(dd)    No labor has been performed or materials fabricated or furnished with respect to either of the Properties that could result in a materialman’s or mechanic’s lien filed against such Property, except as shall have been fully paid or released and except in the ordinary course of tenant improvement work at either of the Properties.
Section 5.2    Survival; Limitation of Liability; Disclosures. All representations and warranties of Seller contained in this Agreement shall survive only for a period of twelve (12) months after the date of Closing. Any disclosure made on any Schedule hereto with respect to any provision of Section 5.1 will be deemed disclosed on all other Schedules relating to all other provisions of Section 5.1 to the extent that it is reasonably apparent from such disclosure that such disclosure also qualifies or applies to such other provisions.
Section 5.3    Knowledge of Seller. Buyer expressly understands and agrees that the phrase to the “Knowledge of Seller” as used in Section 5.1 means a matter that any of the following officers of Seller: John C. Molina, CFO, and Joseph W. White, CAO (a) is actually aware of, (b) received written notice of, or (c) would be expected to discover or otherwise become aware of in the course of conducting reasonable investigation.
Section 5.4    Seller Change Notice. Seller may give written notice to Buyer if, due to any change in circumstance occurring after the date of this Agreement or Seller obtaining any knowledge not possessed on the Effective Date, any representation or warranty of Seller becomes untrue or incorrect prior to Closing (a “Seller Change Notice”). In the event Seller delivers a Seller Change Notice to Buyer, Buyer may, within five (5) Business Days after Buyer’s receipt of the Seller Change Notice, either (a) waive any such matter or circumstance which is the subject of such Seller Change Notice or (b) deliver written notice to Seller of Buyer’s objection to such matter (a “Buyer Objection Notice”). If Buyer fails to deliver to Seller either such written waiver or a Buyer Objection Notice within said five (5) Business Days, Buyer shall be deemed to have waived any such matter or circumstance in its entirety. If Buyer delivers to Seller a Buyer Objection Notice, Seller shall have the right, but not the obligation, to cure or remedy such matter or circumstance to Buyer’s satisfaction, in Buyer’s reasonable discretion, within five (5) Business Days after Seller’s receipt of the Buyer Objection Notice. If Seller fails to cure or remedy such matter within said five (5) Business Days, Buyer may, within two (2) Business Days after the expiration of said five (5) Business Day cure period, either waive in writing any such matter or circumstance which is the subject of such Seller Change Notice or deliver written notice to Seller of Buyer’s election to terminate this Agreement. If Buyer fails to deliver either such written waiver or such written notice of termination to Seller within said two (2) Business Days, Buyer shall be deemed to have waived its right terminate this Agreement pursuant to this Section 5.4. In the event Buyer delivers written notice of election to terminate this Agreement, all obligations of Buyer and Seller hereunder (except the provisions of this Agreement that expressly survive termination of this Agreement) shall terminate and be

SMRH:200869374.4	17

LA1 2753191v.1

of no further force or effect. If necessary, the Closing Date shall be automatically extended for the period of time needed to implement the provisions of this Section and allow for an orderly closing thereafter if this Agreement is not terminated. If Buyer does not exercise such right to terminate this Agreement and the Closing occurs, then at the Closing the Buyer shall be deemed to have accepted the modified representation and warranty of Seller as set forth in the Seller Change Notice. Notwithstanding the foregoing, the parties agree that any lease or other agreement or encumbrance entered into by Seller and approved by Buyer as described in Section 9.1 shall not be deemed a breach of any representation or warranty of Seller under this Agreement, require any Seller Change Notice, or give rise to any right by Buyer to object to same in a Buyer Objection Notice.
Section 5.5    Buyer’s Knowledge of Inaccurate Representations and Warranties. In the event that, prior to the Closing, Buyer obtains knowledge that any representation or warranty of Seller set forth in Section 5.1 is inaccurate, then Buyer may notify Seller in writing of such inaccuracy (a “Representation Objection Notice”).  If Buyer delivers a Representation Objection Notice, Seller shall have the right, but not the obligation, to cure or remedy such matter or circumstance to Buyer’s satisfaction, in Buyer’s sole and absolute discretion, within ten (10) Business Days after Seller’s receipt of the Representation Objection Notice.  If Seller fails to cure or remedy such matter within said ten (10) Business Days, Buyer may, within two (2) Business Days after the expiration of said ten (10) Business Day cure period, either waive any such matter or circumstance which is the subject of such Representation Objection Notice or deliver written notice to Seller of Buyer’s election to terminate this Agreement.  If Buyer fails to deliver either such written waiver or such written notice of termination to Seller within said two (2) Business Days, Buyer shall be deemed to have waived any objection to such representation or warranty inaccuracy in its entirety. In the event Buyer delivers written notice of election to terminate this Agreement, then (a) all obligations of Buyer hereunder (except the provisions in this Agreement that expressly survive termination of this Agreement) shall terminate and be of no further force or effect and (b) if such inaccuracy resulted from a change in circumstance occurring after the date of this Agreement through no act or omission by Seller, including without limitation Seller obtaining any knowledge not possessed on the date of this Agreement, then Seller shall not be deemed in default of this Agreement and all obligations of Seller hereunder (except the provisions in this Agreement that expressly survive termination of this Agreement) shall terminate and be of no further force or effect.  If necessary, the Closing Date shall be automatically extended for the period of time needed to implement the provisions of this Section and allow for an orderly closing thereafter if this Agreement is not terminated.  If, in either such event, Buyer does not exercise such right to terminate this Agreement and the Closing occurs, then at the Closing Buyer shall be deemed to have waived all rights and remedies on account of any representation or warranty of Seller to the extent, but only the extent, that Buyer had knowledge prior to the Closing that such representation or warranty was not true. Notwithstanding the foregoing, the parties agree that any lease or other agreement or encumbrance entered into by Seller and approved by Buyer as described in Section 9.1 shall not be deemed a breach of any representation or warranty of Seller under this Agreement, or give rise to any right of Buyer to deliver a Representation Objection Notice.

SMRH:200869374.4	18

LA1 2753191v.1

Section 5.6    Indemnification. Subject to Section 5.4 and 5.5 of this Agreement, from and after the Closing, Seller shall jointly and severally indemnify, defend and hold harmless (a) Buyer, (b) any director, member, manager, officer, shareholder, general partner, limited partner, employee or agent of Buyer (or any legal representative, heir, estate, successor or assign of any thereof), (c) any predecessor or successor partnership, corporation, limited liability company (or other entity) of Buyer, or any of its general partners, members or shareholders and (d) any other affiliates of Buyer (collectively, the “Buyer Indemnified Parties”), from and against any and all liabilities, losses, damages, costs, expenses (including without limitation reasonable attorneys’ fees and expenses), causes of action, suits, claims, demands or judgments of any nature in each case caused by or arising from, the fact that any representation or warranty made by Seller herein was materially untrue when made, or any breach by Seller of any representation or warranty set forth herein. This Section 5.6 shall survive the Closing, but shall be of no further force or effect from and after the expiration of the twelve (12) month period following the date of the Closing with respect to any representation or warranty by Seller regarding which Buyer has not previously asserted to Seller, in writing, a breach by Seller (and, in such event, such representation or warranty shall thereafter survive only with respect to such asserted breach).
Section 5.7    “As Is” Purchase; Release. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AND WITHOUT LIMITING ANYTHING CONTAINED IN THE SLB LEASE AGREEMENT, (a) BUYER HAS AGREED TO ACCEPT THE PROPERTY ON THE CLOSING DATE ON AN “AS IS” BASIS. SELLER AND BUYER AGREE THAT THE PROPERTY WILL BE SOLD “AS IS, WHERE IS, WITH ALL FAULTS” WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE, AND, EXCEPT AS SET FORTH IN SECTION 5.1 OF THIS AGREEMENT, SUCH SALE WILL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, WARRANTY OF INCOME POTENTIAL, OPERATING EXPENSES, USES, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE), AND SELLER DISCLAIMS AND RENOUNCES ANY SUCH REPRESENTATION OR WARRANTY. Except as provided in this Article 5, effective from and after the Closing, Buyer hereby waives, releases, acquits, and forever discharges Seller, and Seller’s agents, directors, officers, and employees to the maximum extent permitted by law, of and from any and all claims, actions, causes of action, demands, rights, liabilities, damages, losses, costs, expenses, or compensation whatsoever, direct or indirect, known or unknown, foreseen or unforeseen, that it now has or that may arise in the future because of or in any way growing out of or connected with this Agreement and the Properties (including without limitation the condition of the Property), except matters arising from Seller’s fraud or intentional misrepresentation With respect to the claims released in this Section 5.7, Buyer expressly waives any rights or benefits available to it under the provisions of Section 1542 of the California Civil Code, which provides as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known

SMRH:200869374.4	19

LA1 2753191v.1

by him or her must have materially affected his or her settlement with the debtor.”
Buyer acknowledges that its attorney at law has explained to it the meaning and effect of this statute. Buyer understands fully the statutory language of California Civil Code Section 1542, and, with this understanding, Buyer nevertheless elects to, and does, assume all risk for claims released under this Agreement whether arising before or after this Agreement and whether now known or unknown, and Buyer specifically waives any rights it may have under California Civil Code Section 1542 and any successive sections or statutes of a similar nature. Buyer fully understands that if the facts with respect to which this Agreement is executed are later found to be other than or different from the facts now believed by it to be true, it expressly accepts and

SMRH:200869374.4	20

LA1 2753191v.1

assumes the risk of that possible difference in facts and agrees that this Agreement shall be and remain effective notwithstanding that difference in facts.
The provisions of this Section 5.7 shall survive the Closing and termination of this Agreement.
_________________                _______________
Buyer’s Initials                Seller’s Initials
ARTICLE 6
BUYER’S REPRESENTATIONS AND WARRANTIES
Section 6.1    Representations and Warranties of Buyer. Buyer represents and warrants to Seller that as of the Effective Date and as of the Closing Date:
(a)    Buyer is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing in the State of Ohio and in the State of California. Buyer’s principal place of business is 245 Park Avenue, 26th Floor, New York, NY 10167-0094.
(b)    Buyer has full power, authority and legal right to: (i) buy the Properties from Seller; (ii) execute and deliver this Agreement, the Bills of Sale and such other instruments, documents and agreements as may be necessary or appropriate to effect the Transaction (collectively, the “Buyer Transaction Documents”); and (iii) perform and observe the terms and conditions of each of the documents described above.
(c)    This Agreement and, at the Closing, all other Buyer Transaction Documents (i) are each duly authorized, executed and delivered by Buyer, (ii) are each a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (iii) do not violate any of Buyer’s charter documents and (iv) do not conflict with or result in the breach of any judgment, decree, writ, injunction, order or award of any arbitrator, court or Governmental Authority binding upon Buyer, or result in the breach of any term or provision of, or constitute a default, or result in the acceleration of any obligation under any loan agreement, indenture, financing agreement, or any other agreement or instrument of any kind to which Buyer is a party.
(d)    Neither Buyer nor any of Buyer’s officers or directors is a Specially Designated National or Blocked Person.
(e)    Buyer has not commenced a voluntary case under Bankruptcy Law nor has there been commenced against Buyer an involuntary case under Bankruptcy Law, nor has Buyer consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any applicable Bankruptcy

SMRH:200869374.4	21

LA1 2753191v.1

Law that is for relief against Buyer or appoints a Custodian for Buyer or for all or any substantial part of Buyer’s property.
(f)    No authorizations, consents or approvals of or filings with any Governmental Authority or any other Person is required in order for Buyer to execute and deliver this Agreement and to perform its obligations hereunder.
(g)    There are no actions, suits, proceedings or governmental investigations pending or, to Buyer’s knowledge, threatened against or affecting Buyer: (i) that could reasonably be expected to result in any adverse change in Buyer’s business or financial condition; or (ii) that could reasonably be expected to adversely affect Buyer’s ability to perform its obligations under this Agreement.
Section 6.2    Survival; Limitation of Liability. All representations and warranties of Buyer contained in this Agreement shall survive only for a period of twelve (12) months after the date of Closing.
Section 6.3    Indemnification. From and after the Closing, Buyer shall indemnify, defend and hold harmless (a) Seller, (b) any director, member, manager, officer, shareholder, general partner, limited partner, employee or agent of Seller (or any legal representative, heir, estate, successor or assign of any thereof), (c) any predecessor or successor partnership, corporation, limited liability company (or other entity) of Seller, or any of its general partners, members or shareholders and (d) any other affiliates of Seller (collectively, the “Seller Indemnified Parties”), from and against any and all liabilities, losses, damages, costs, expenses (including without limitation reasonable attorneys’ fees and expenses), causes of action, suits, claims, demands or judgments of any nature in each case caused by or arising from, the fact that any representation or warranty made by Buyer herein was materially untrue when made, or any breach by Buyer of any representation or warranty set forth herein. This Section 6.3 shall survive the Closing but shall be of no further force or effect from and after the expiration of the twelve (12) month period following the date of the Closing with respect to any representation or warranty by Buyer regarding which Seller has not previously asserted to Buyer, in writing, a breach by Buyer (and, in such event, such representation or warranty shall thereafter survive only with respect to such asserted breach)
ARTICLE 7
RISK OF LOSS AND INSURANCE PROCEEDS
Section 7.1    Casualty. Seller shall give Buyer timely notice of any Casualty affecting any portion of either of the Properties prior to Closing. In the event of a Material Casualty prior to Closing, Buyer may, by written notice to Seller delivered not later than ten (10) Business Days after receipt of Seller’s notice of such Casualty, either (a) terminate this Agreement or (b) confirm Buyer’s intention to consummate the Transaction in accordance with the terms of this Agreement. If Buyer elects to terminate this Agreement or fails to deliver such written notice within such ten (10) Business Day period, then this Agreement shall terminate

SMRH:200869374.4	22

LA1 2753191v.1

at the end of such ten (10) Business Day period in accordance with Section 10.3(c). In the event, prior to Closing, of an Immaterial Casualty or a Material Casualty with respect to which Buyer elects to proceed to consummate the Transaction, then Closing shall occur as scheduled and provisions of the SLB Lease Agreement relating to casualty shall apply. The provisions of this Section 7.1 shall survive the Closing.
Section 7.2    Condemnation.
Seller shall give Buyer notice of any proceeding involving a Condemnation affecting any portion of either of the Properties prior to Closing. In the event of a proceeding involving a Material Condemnation prior to Closing, Buyer may, by written notice to Seller, delivered not later than ten (10) Business Days after receipt of Seller’s notice of such Material Condemnation, either (a) terminate this Agreement or (b) confirm Buyer’s intention to consummate the Transaction in accordance with the terms of this Agreement. If Buyer elects to terminate this Agreement or fails to deliver to such written notice within such ten (10) Business Day period, then this Agreement shall terminate at the end of such ten (10) Business Day period in accordance with Section 10.3(c). In the event, prior to Closing, of a proceeding involving an Immaterial Condemnation or a Material Condemnation with respect to which Buyer elects to proceed to consummate the Transaction, then Closing shall occur as scheduled and provisions of the SLB Lease Agreement relating to condemnation shall apply. The provisions of this Section 7.2 shall survive the Closing.
Section 7.3    New York General Obligations Law. This Article is an express agreement to the contrary of Section 5-1311 of the New York General Obligations Law.
ARTICLE 8
BROKERS AND EXPENSES
Section 8.1    Brokers. Each of the parties hereto represents and warrants to the other party that except for Western Reserve Partners LLC, whose address is 200 Public Square, Suite 3750, Cleveland, Ohio 44114 (the “Advisor”), whose advisory fee shall be paid by Seller upon the Closing pursuant to a separate agreement, and McKinney Advisory Group whose address is 12250 El Camino Real, Suite 220, San Diego, California 92130 (the “Broker”), whose commission shall be paid by Seller upon the Closing pursuant to a separate agreement, no commercial real estate broker or finder, or advisor, was instrumental in arranging or bringing about the Transaction and that there are no claims or rights for commercial real estate brokerage commissions, finder’s fees or advisory fees in connection with the Transaction.  If any Person brings a claim for a commercial real estate brokerage commission, finder’s fees or advisory fees based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such Person makes his claim shall defend the other party (the “Indemnified Party”) from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Indemnified Party in defending against the claim.  The provisions of this Section 8.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

SMRH:200869374.4	23

LA1 2753191v.1

Section 8.2    Expenses.
(a)    Unless Buyer terminates this Agreement due to a Seller’s Default, Buyer will be responsible for all of Buyer’s fees and expenses related to the Transaction, which shall include but not be limited to the cost of the Third Party Reports and any additional third party reports required by Buyer’s mortgage lender, Buyer’s accounting fees and expenses and Buyer’s legal fees and expenses (including Lender’s legal fees and expenses) (collectively, “Buyer’s Transaction Costs”).
(b)    Seller will jointly and severally in all cases be responsible for Sellers’ legal and accounting fees and expenses.
(c)    Buyer will be responsible for the payment of all transfer taxes, recording fees (with respect to both the Deeds and the Buyer’s deed of trust, mortgage, and related documents) and Buyer’s title insurance premiums.
(d)    Buyer and Seller will each be responsible for one-half of all escrow fees.
(e)    All other transaction costs and expenses shall be allocated at the Closing in accordance with respective local custom.
(f)    In the event that Buyer terminates this Agreement due to a Seller’s Default, Seller shall jointly and severally be responsible for paying directly or reimbursing all Buyer’s out-of-pocket Transaction Costs that are reasonable and customary, incurred to third parties, and evidenced by written invoices or similar documentation (the “Reimbursable Transaction Costs”).
(g)    The provisions of this Section 8.2 shall survive the Closing, or, if the sale is not consummated, the termination of this Agreement.
ARTICLE 9
COVENANTS OF SELLER
Section 9.1    Buyer’s Approval of Agreements Affecting the Properties. Between the Effective Date and the Closing Date, Seller shall not enter into or suffer to exist any new lease, license, contract, easement, covenant, condition, restriction, lien, security interest or other agreement or encumbrance affecting either of the Properties (other than the Permitted Encumbrances and any actions of third parties under any existing agreements encumbering or affecting any of the Properties where Seller does not have a consent or approval right regarding such actions), or amend, modify, terminate, or waive any provision of, any of the foregoing, without first obtaining Buyer’s approval, which approval may be withheld in Buyer’s reasonable discretion. Seller shall submit an actual copy of such new lease, license, contract, easement, covenant, condition, restriction, lien, security interest or other agreement, encumbrance, amendment, modification, termination or waiver at the time that Seller seeks Buyer’s approval. If Buyer fails to give Seller notice of its approval or disapproval of any such proposed action

SMRH:200869374.4	24

LA1 2753191v.1

within five (5) Business Days after Seller notifies Buyer of Seller’s desire to take such action, then Buyer shall be deemed to have withheld its approval. Notwithstanding the foregoing, Seller hereby grants its written approval to all of the matters described on Schedule 9.1.
Section 9.2    Material Adverse Changes. Seller shall promptly notify Buyer of any material adverse change with respect to the condition of either of the Properties, or the financial or operating condition of Seller or of any event or circumstance that makes any representation or warranty of Seller under this Agreement untrue in any material respect. Buyer shall promptly notify Seller of any event or circumstance that makes any representation or warranty of Buyer under this Agreement untrue in any material respect.
ARTICLE 10
CONDITIONS TO CLOSING
Section 10.1    Conditions to Buyer’s Obligation to Close. The obligation of Buyer to acquire the Properties on the Closing Date shall be subject to the satisfaction or written waiver by Buyer of the following conditions precedent on and as of the Closing Date:
(a)    Representations and Warranties of Seller. The representations and warranties of Seller set forth in Section 5.1 (subject to Section 5.4 and Section 5.5) shall be true, complete and correct in all material respects on and as of the Effective Date and on and as of the Closing Date.
(b)    Seller’s Performance. Seller shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date.
(c)    Seller’s Closing Deliveries. Seller shall have delivered to the Title Company all of Seller’s Closing Deliveries.
(d)    Title Policies. The Title Company shall be unconditionally obligated and prepared, subject only to payment of the applicable premium and other related charges and the recording, as applicable, of all conveyance documents and the release of the Existing Mortgage, to issue each of the Title Policies to Buyer, subject only to the Permitted Exceptions.
(e)    No Bankruptcy. No Act of Bankruptcy on the part of Seller shall have occurred and remain outstanding as of the Closing Date.
(f)    Repayment of Indebtedness. Seller shall have caused to be delivered to the Title Company a payoff demand letter from the holder of the Existing Mortgage and the liens with respect thereto shall be released at Closing.
(g)    Consents. All Third Party Consents shall have been obtained pursuant to documentation reasonably satisfactory to Buyer and the Title Company.

SMRH:200869374.4	25

LA1 2753191v.1

(h)    Material Adverse Change. There shall have been no material adverse change in the physical condition of either of the Properties or the financial or operating condition of Seller or Tenant from the Effective Date.
(i)    Outside Date. The Closing shall occur on or before the Outside Date.
(j)    Sublease SNDAs. Each subtenant under an SNDA Sublease shall have delivered an original Sublease SNDA, duly executed by such subtenant and notarized.
Section 10.2    Conditions to Seller’s Obligation to Close. The obligation of Seller to convey and transfer to Buyer each of the Properties on the Closing Date is subject to the satisfaction or written waiver by Seller of the following conditions precedent on and as of the Closing Date:
(a)    Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in Section 6.1 shall be true, complete and correct in all material respects on and as of the Effective Date and on and as of the Closing Date.
(b)    Buyer’s Performance. Buyer shall have performed all covenants and obligations required by this Agreement to be performed or delivered by it on or before the Closing Date, including, without limitation, delivery of the Purchase Price.
(c)    Buyer’s Closing Deliveries. Buyer shall have delivered to the Title Company all of Buyer’s Closing Deliveries.
(d)    No Bankruptcy. No Act of Bankruptcy on the part of Buyer shall have occurred and remain outstanding as of the Closing Date.
(e)    Outside Date. The Closing shall occur on or before the Outside Date.
Section 10.3    Failure to Satisfy Conditions.
(a)    Buyer’s Obligations to Close. Without limiting Section 2.2(b), if any of the conditions to Buyer’s obligation to close set forth in Section 10.1 is not satisfied on and as of the Closing Date, Buyer shall have the right to either: (i) terminate this Agreement or (ii) consummate the purchase of the Properties with no change in the Purchase Price.
(b)    Seller’s Obligations to Close. Without limiting Section 2.2(b), if any of the conditions to Seller’s obligation to close set forth in Section 10.2 is not satisfied on and as of the Closing Date, Seller shall have the right to: (i) terminate this Agreement or (ii) consummate the sale of the Properties with no change in the Purchase Price.
(c)    Termination. In the event that either party wishes to terminate this Agreement pursuant to this Section 10.3, such party shall deliver to the other party and to the Title Company on the Closing Date written notice of such party’s intention to terminate this Agreement (a “Termination Notice”). Upon the delivery of a Termination Notice pursuant to this Section 10.3

SMRH:200869374.4	26

LA1 2753191v.1

(c), subject to the provisions of Sections 2.2(b) and provisions hereof that expressly survive termination, this Agreement shall terminate automatically, the Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder.
ARTICLE 11
CLOSING AND ESCROW
Section 11.1    Escrow Instructions. Upon execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with the Title Company, and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the Transaction contemplated hereby. Seller and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.
Section 11.2    Closing. The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the Title Company (at the address for Title Company set forth in Section 12.1), on such date and at such time as Buyer and Seller may mutually agree upon in writing (the “Closing Date”); provided that Buyer and Seller shall use reasonable efforts to set the Closing Date no later than June 12, 2013, but in no event shall the Closing occur later than June 28, 2013 (the “Outside Date”). The Closing shall occur and the transfer of Buyer’s funds shall be initiated at or before 12:00 p.m. noon New York time on the Closing Date.
Section 11.3    Deposit of Documents.
(a)    At or before the Closing, Seller shall deposit into escrow the following items (collectively, the “Seller’s Closing Deliveries”):
(i)    one (1) original Deed for each of the Properties, duly executed by Seller and notarized;
(ii)    two (2) original counterparts of the Bill of Sale for each of the Properties, duly executed by Seller;
(iii)    two (2) original counterparts of the SLB Lease Agreement, duly executed by Seller and notarized;
(iv)    an affidavit in the form attached hereto as Exhibit F, duly executed by Seller, and a California FTB form 593-C Real Estate Withholding Certificate, completed and duly executed by Seller;
(v)    an owner’s affidavit in the form attached hereto as Exhibit G, duly executed by Seller;

SMRH:200869374.4	27

LA1 2753191v.1

(vi)    a tenant waiver letter in the form attached hereto as Exhibit H, duly executed by Tenant;
(vii)    one (1) original counterpart of the Memorandum Lease Agreement (Columbus) and one (1) original counterpart of the Memorandum Lease Agreement (Long Beach) each duly executed by Tenant and notarized; and
(viii)    one (1) original counterpart of a Sublease SNDA with respect to each SNDA Sublease, duly executed by Seller and notarized.
(ix)    one (1) duly Notice of Subordination, substantially in the form of Exhibit N, with respect to each Notice Sublease, duly executed by Seller.
(b)    At or before the Closing, Buyer shall deposit into escrow the following items (collectively, the “Buyer’s Closing Deliveries”):
(i)    funds necessary to pay the Purchase Price (net of the Deposit and any other offsets agreed to by Buyer and Seller);
(ii)    two (2) original counterparts of the Bill of Sale for each of the Properties, duly executed by Buyer;
(iii)    two (2) duly original counterparts of the SLB Lease Agreement, duly executed by Buyer and notarized;
(iv)    one (1) original counterpart of the Memorandum Lease Agreement (Columbus) and one (1) original counterpart of the Memorandum Lease Agreement (Long Beach), each duly executed by Buyer and notarized; and
(v)    one (1) original counterpart of a Sublease SNDA with respect to each SNDA Sublease, duly executed by Buyer and notarized.
(vi)    one (1) Notice of Subordination, substantially in the form of Exhibit N, with respect to each Notice Sublease, duly executed by Buyer.
(c)    At or before the Closing, Buyer and Seller shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the purchase and sale of the Properties in accordance with the terms hereof. Notwithstanding the foregoing, Buyer acknowledges that the failure of any subtenant to execute and deliver a Sublease SNDA shall not be deemed nor constitute a Seller Default. Buyer and Seller hereby designate Title Company as the “Reporting Person” for the Transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.
Section 11.4    Pro-rations. The parties acknowledge that, pursuant to the SLB Lease Agreement, from and after the Closing, Tenant will be responsible for the payment of all real property taxes, assessments, insurance premiums, utility charges and all other similar items

SMRH:200869374.4	28

LA1 2753191v.1

customarily apportioned in sales of real property in the jurisdiction in which each of the Properties is located (the “Apportioned Items”). In consideration of the foregoing, no provision shall be made at Closing with respect to the apportionment of any Apportioned Item. The provisions of this Section 11.4 shall survive the Closing.
Section 11.5    Indemnification.
(a)    From and after the Closing, Seller jointly and severally agrees to indemnify, defend and hold the Buyer Indemnified Parties harmless from any liability, claim, loss, expense or damage suffered or asserted by any Person against such Buyer Indemnified Parties that arises from any act or omission of Seller or its agents, employees or contractors (i) occurring before or as of the Closing in connection with Sellers’ ownership or operation of the Properties, or (ii) in connection with the sale of the Properties to Buyer.
(b)    From and after the Closing, Buyer agrees to indemnify, defend and hold the Seller Indemnified Parties harmless from any liability, claim, loss, expense or damage suffered or asserted by any Person against Seller Indemnified Parties that arises from any act or omission of Buyer or its agents, employees or contractors (i) occurring after the Closing in connection with the Buyer’s ownership or operation of the Properties or (ii) in connection with the sale of the Properties to Buyer.
(c)    From and after the Closing, Seller jointly and severally agrees to indemnify, defend and hold the Buyer Indemnified Parties harmless from any liability, claim, loss, expense or damage asserted by any Person, arising out of or with respect to the Subleases or the actions or omissions of the sublandlords or subtenants thereunder, or of any director, member, manager, officer, shareholder, general partner, limited partner, employee, agent or invitee of any of the foregoing, whether arising prior to, on or after the Closing, except for any liability, claim, loss, expense or damage caused by the gross negligence or willful misconduct of any Buyer Indemnified Party, any breach of the SLB Lease Agreement by any Buyer Indemnified Party, or breach of any agreement between any Buyer Indemnified Party and any subtenant.
(d)    The indemnifications set forth in this Section 11.5 shall survive the Closing.
ARTICLE 12
MISCELLANEOUS
Section 12.1    Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt or (d) by facsimile or telecopy, and such notices shall be addressed as follows:

SMRH:200869374.4	29

LA1 2753191v.1

To Buyer:	AG Net Lease Acquisition Corp. c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th Floor New York, NY 10167-0094 Phone No.: (212) 883-4157 Fax No.: (212) 883-4141 Attn: Gordon J. Whiting
With a copy to:	AG Net Lease Acquisition Corp. c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th Floor New York, NY 10167-0094 Phone No.: (212) 692-2296 Fax No.: (212) 867-6448 Attn: Joseph R. Wekselblatt
With a copy to:	Sheppard Mullin Richter & Hampton LLP 1300 I Street, NW 11th Floor East Washington, D.C. 20005 Phone No.: (202) 469-4943 Fax No.: (202) 312-9411 Attn: Michele E. Williams, Esquire
To Seller:	Director of Facilities Molina Healthcare, Inc. 200 Oceangate, Suite 100 Long Beach, CA 90802-4317 Phone No.: (562) 435-3666 Fax No.: (562) 901-1086
With a copy to:
Sidley Austin LLP
555 West 5th Street
40th Floor
Los Angeles, CA 90013
Phone No: (213) 896-6018
Fax No.: (213) 896-6600
Attn.: Marc I. Hayutin, Esq.

and to:

Sidley Austin LLP
555 West 5th Street
40th Floor
Los Angeles, CA 90013
Phone No: (213) 896-6048
Fax No.: (213) 896-6600
Attn.: Edward C. Prokop, Esq.

SMRH:200869374.4	30

LA1 2753191v.1

To Title Company:	Fidelity National Title Insurance Company 485 Lexington Avenue, 18th Floor, New York, NY 10017 Phone No: 212-471-3816 Fax No.: (212) 481-1325 Attn: Andrea Kremen, Esq.

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be deemed delivered when actually delivered, or at such time as delivery is refused by the party to which notice has been sent.
Section 12.2    Entire Agreement. This Agreement, together with the SLB Lease Agreement, and the Schedules and Exhibits attached hereto and thereto, contain all representations, warranties and covenants made by Buyer and Seller and constitute the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements with respect to the Transaction, including, without limitation, the Letter of Intent, are replaced in total by this Agreement together with the Schedules and Exhibits hereto. The language in all parts of this Agreement will be construed as a whole in accordance with its fair meaning and without regard to California Civil Code §1654 or similar statutes.
Section 12.3    Entry and Indemnity. In connection with any entry by Buyer, or its agents, employees or contractors onto either of the Properties, Buyer shall give Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith so as to minimize, to the greatest extent possible, interference with Seller’s business and the business of Seller’s tenants, and otherwise in a manner reasonably acceptable to Seller. Without limiting the foregoing, prior to any entry to perform any on-site testing, Buyer shall give Seller two (2) Business Days’ notice thereof, which notice shall include the identity of the company or persons who will perform such testing and the proposed scope of the testing. In the event that Buyer proposes to perform any destructive or invasive testing, Seller may approve or disapprove, in Seller’s sole and absolute discretion, the proposed destructive or invasive testing within three (3) Business Days after receipt of such notice. Seller shall be deemed to have disapproved any such destructive or invasive testing if Seller does not respond within such three (3) Business Day period. If Buyer or its agents, employees or contractors take any sample from either of the Properties in connection with any such approved testing, at Seller’s request, Buyer shall provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Seller or its representative may be present to observe any testing or other inspection performed on either of the Properties. Buyer shall maintain or cause to be maintained, and shall ensure that its contractors maintain, public liability and property damage insurance in amounts and in form and substance adequate, in Seller’s reasonable judgment, to insure against the insurable liabilities of Buyer and its agents, employees or contractors, arising out of any entry on or inspections of either of the Properties pursuant to the provisions hereof. Buyer shall indemnify and hold Seller harmless from and against any

SMRH:200869374.4	31

LA1 2753191v.1

actual costs, damages (exclusive of consequential and punitive damages), liabilities, losses, expenses, liens or claims (including, without limitation, reasonable attorneys’ fees) arising out of or relating to any entry on either of the Properties by Buyer, its agents, employees or contractors in the course of performing the inspections, testings or inquiries provided for in this Agreement. The foregoing indemnity shall survive the Closing, or, if the sale is not consummated, beyond the termination of this Agreement.
Section 12.4    Time. Time is of the essence in the performance of each of the parties’ respective obligations contained herein.
Section 12.5    Further Assurances. The parties hereto hereby agree to take such additional actions and to execute and deliver such additional documents as shall be necessary to consummate the Transaction. The provisions of this Section shall survive the Closing.
Section 12.6    Jury Trial Waiver. The parties hereby agree to waive any right to trial by jury with respect to any action or proceeding brought by either party or any other Person relating to (a) this Agreement and/or any understandings or prior dealings between the parties hereto or (b) either of the Properties or any part thereof. The parties hereby acknowledge and agree that this Agreement constitutes a written consent to waiver of trial by jury pursuant to any applicable state statutes. The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.7    No Merger. The obligations contained herein shall not merge with the transfer of title to either of the Properties. The provisions of this Section shall survive the Closing.
Section 12.8    Assignment. Seller shall have no right to assign any of its interest in this Agreement. Buyer’s rights and obligations hereunder shall not be assignable without the prior written consent of Seller, in its sole discretion. Notwithstanding the foregoing, Buyer shall have the right to assign its rights and obligations hereunder to any of its Affiliates without the prior written consent of Seller. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. As used in this Section 12.8, “Affiliates” shall mean an entity controlled by, under common control with, or controlling, Buyer. The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.9    Counterparts and Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Agreement transmitted by facsimile or electronic transmission and agree and intend that a signature by facsimile or electronic transmission shall bind the party so signing with the same effect as though the signature were an original signature.
Section 12.10    Governing Law; Consent to Jurisdiction.

SMRH:200869374.4	32

LA1 2753191v.1

(a)    Each of Seller and Buyer hereby agree that the State of New York has a substantial relationship to the parties and to the Transaction and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and performance) this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed therein (without regard to its conflict of laws principles) pursuant to Section 5-1401 of the New York General Obligations Law, and all applicable law of the United States of America. To the fullest extent permitted by law, each of Seller and Buyer hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement.
(b)    Any legal suit, action or proceeding against either party arising out of or relating to this Agreement shall be instituted in any federal or state court sitting in the Borough of Manhattan, State of New York, pursuant to Section 5-1402 of the New York General Obligations Law, and each of Seller and Buyer waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in the Borough of Manhattan, State of New York, and each party hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.
(c)    The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.11    Confidentiality.
Prior to the Closing, subject to the terms of this Section, Buyer and Seller shall each maintain as confidential any and all Proprietary Information obtained in connection with the Transaction and, accordingly, each party agrees not to disclose all or any portion of such Proprietary Information to any third party for any reason. Each item of Proprietary Information shall be used by the recipient thereof solely for the purpose of evaluating and determining such recipient’s interest in consummating the Transaction. Each party agrees that it will not make copies of, or permit any other Person to make copies of, the Proprietary Information for any reason. Each party agrees that it will not retain any item of Proprietary Information after the use thereof is no longer required, and that it will either destroy or return to the other party all written materials constituting Proprietary Information, except to the extent that such destruction is prohibited by law, rule or regulation. Notwithstanding the foregoing, neither party will be required to destroy or return any Proprietary Information that may be stored electronically in such party’s information technology system, whether in the form of an e-mail, saved file or otherwise. Notwithstanding anything to the contrary contained herein, each party shall be permitted to disclose any or all of the Proprietary Information: (i) to those principals, employees, representatives, lenders, consultants, counsel, accountants and other professional advisors of such party who have a legitimate need to review or know such Proprietary Information and who have, prior to disclosure, agreed in writing to be bound by the terms of confidentiality set forth herein, (ii) any government or self-regulatory agency whose supervision or oversight such party or any of its affiliates may be subject to the extent required by applicable law, any Governmental Authority or a court of competent jurisdiction, in each case to the extent reasonably necessary to comply with any legal or regulatory requirements to which such party or its affiliates may be subject (or in connection with any enforcement action regarding this

SMRH:200869374.4	33

LA1 2753191v.1

Agreement or the Transaction), and (iii) without limiting the generality of the immediately foregoing subsection, in any filings made by Seller or its affiliates with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or as may be made available to any investors or prospective investors in Seller or any of its affiliates in conformance with the Securities Act, Exchange Act, and/or the rules, regulations, and orders issued with respect thereto. Except for publicly available filings referenced in clause (iii) of the immediately preceding sentence, upon disclosing Proprietary Information to any Person to the extent permitted hereunder, Buyer or Seller, as applicable, shall advise such Person of the confidential nature thereof, and shall take all reasonable precautions to prevent the unauthorized disclosure of such information by such Person. In addition, except any press release or public announcement regarding the Transaction required to be issued by Seller pursuant to the Securities Act, the Exchange Act, and/or the rules, regulations, and orders issued with respect thereto, at or prior to the Closing, neither party shall issue any press release or other public announcement regarding the Transaction without first obtaining the other party’s written approval with respect to the release or announcement and the content thereof. After the Closing, Buyer and Seller shall be permitted to make such disclosures regarding the Properties and the Transaction (which may include the use of each of Seller’s and Buyer’s name and company logo) as are similar or consistent with Buyer’s and Seller’s respective general public disclosure policy, including disclosures made by each of Seller and Buyer and its affiliates to their investors, lenders and analysts. This provision shall survive any termination of this Agreement, and shall be subject to the letter agreement attached as Schedule 12.11 (with the parties acknowledging that this Agreement is a “related agreement” as referenced in such letter agreement)
Section 12.12    Maintenance. Between the Effective Date and the Closing, Seller shall manage and maintain each of the Properties in the ordinary course and in the same manner and condition as before the making of this Agreement, as if Seller were retaining such Property. Seller shall make such repairs and replacements to and of each of the Properties as shall be necessary for Seller to comply this Section 12.12. Through the Closing Date, Seller shall maintain or cause to be maintained, at Seller’s sole cost and expense, the Existing Insurance Policies.
Section 12.13    Interpretation of Agreement. The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The provisions of this Section shall survive any termination of this Agreement and the Closing.

Section 12.14    General Rules of Construction. The parties acknowledge that this Agreement has been freely negotiated by both parties, that each party has had the opportunity to review and revise this Agreement, that each party has had the opportunity to consult with counsel with regard to this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the

SMRH:200869374.4	34

LA1 2753191v.1

interpretation of this Agreement or any amendments or exhibits to this Agreement. The provisions of this Section shall survive any termination of this Agreement and the Closing.

Section 12.15    Limited Liability. Any claim based on or in respect of any liability of Seller under this Agreement shall be enforced only against Seller and its assets, properties and funds, and not against the assets, properties or funds of any of its trustees, officers, directors or shareholders, the general partners, officers, directors or shareholders thereof, or any employees or agents of Seller. Any claim based on or in respect of any liability of Buyer under this Agreement shall be enforced only against Buyer and its assets, properties and funds, and not against the assets, properties or funds of any of its trustees, officers, directors or shareholders, the general partners, officers, directors or shareholders thereof, or any employees or agents of Buyer. The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.16    Amendments. This Agreement may be amended or modified only by a written instrument signed by both Buyer and Seller. The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.17    Attorneys’ Fees. In the event that a party hereto prevails against the other party in any action to enforce the obligations of such other party under this Agreement, the prevailing party shall be reimbursed by the other for all reasonable out-of-pocket costs and expenses incurred thereby with respect to such action (including reasonable attorneys’ fees). The provisions of this Section shall survive any termination of this Agreement and the Closing.
Section 12.18        Third Party Beneficiaries. Seller and Buyer agree that there are no third party beneficiaries of this Agreement.  Without limiting the foregoing, neither Broker nor Advisor is a third party beneficiary of this Agreement. The provisions of this Section shall survive any termination of this Agreement and the Closing.

SMRH:200869374.4	35

LA1 2753191v.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the respective dates written below.

	SELLER:	MOLINA HEALTHCARE, INC.,
a Delaware corporation
		By:	____________________________
		Name:	____________________________
Date:		Its:	____________________________

MOLINA CENTER, LLC,
a Delaware limited liability company
		By:	____________________________
		Name:	____________________________
		Its:	____________________________

	BUYER:	AG NET LEASE ACQUISITION CORP., a Delaware corporation

		By:	_____________________________
		Name:	Gordon J. Whiting
Date:		Its:	President

ACCEPTANCE BY TITLE COMPANY:
Fidelity National Title Insurance Company hereby acknowledges that it has received a fully executed counterpart of the foregoing Agreement of Purchase and Sale (“Agreement”) and agrees to be bound by and perform the terms thereof as such terms apply to Title Company.

FIDELITY NATIONAL TITLE INSURANCE COMPANY

Dated:_________________            By: ________________________________
Name: _______________________________
Title: ________________________________

Schedule 5.1(j)

SCHEDULE 1(b)
SNDA Subleases
1.    Long Beach Publishing Company, Inc. (aka Press Telegram)

Schedule 5.1(j)

SCHEDULE 4.2
Permitted Exceptions
The items listed on Schedule B in that certain Proforma Owner’s Policy of Title Insurance issued by Fidelity National Title Insurance Company (“Title Company”) under Order No. 4257983 (Reference No. 508130029), with respect to the Columbus Leased Premises, and the items listed on Schedule B in that certain Proforma Owner’s Policy of Title Insurance issued by Title Company under Order No. 23021588-977-MAT, with respect to the Long Beach Leased Premises.

Schedule 4.2

SCHEDULE 5.1(g)
Third Party Consents
Novation Agreement by and between Seller and the United States of America
California Regional Water Quality Control Board NPDES Permit Transfer from Molina Center LLC to AGNL Clinic, L.P., as New Owner, and Molina Healthcare, Inc., as New Operator

Schedule 5.1(g)

SCHEDULE 5.1(h)
Existing Leases, Access Agreements and License Agreements, Purchase Options,
Termination Options, Etc.
EXISTING LEASE AGREEMENTS, ACCESS AGREEMENTS, LICENSE AGREEMENTS, PURCHASE OPTIONS, TERMINATION OPTIONS, ETC. ASSOCIATED WITH 200 & 300 OCEANGATE, LONG BEACH, CALIFORNIA, WITH MOLINA AS LANDLORD:

•	3-Dee International

•	Arthritis National Research Foundation

•	Lisa Brandon, CFLS

•	California Coastal Commission

•	Crowell, Weedon & Co.

•	Department of Industrial Relations

•	High Rise Goodies Restaurant Group, Inc.

•	J. Perez Associates, Inc.

•	Long Beach Publishing Company, Inc. (aka Press Telegram)

•	Lynn E. Moyer

•	D. Michael Trainotti

•	Michael W. Binning

•	Molina Healthcare, Inc.

•	MVP Energy, LLC

•	Pacific Maritime Association

•	Pacific Merchant Shipping

•	Bruce A. Dybens, AP

•	California State Lands Commission

•	US Department of Veterans Affairs

•	Perona, Langer, Beck Serbin & Mendoza

•	Rose, Klein & Marias, LLP

•	United Parcel Services, Inc.

•	APB Car Wash & Detailing Specialist - License

•	Steel Coil

•	Mikko Myong Pivonka, an individual

•	TCG Los Angeles, Inc. (aka AT&T) – ACCESS AND LICENSE

•	XO Communications Services, LLC – LICENSE

•	Molina Healthcare of California (undocumented license agreement)
EXISTING LEASE AGREEMENTS, ACCESS AGREEMENTS, LICENSE AGREEMENTS, PURCHASE OPTIONS, TERMINATION OPTIONS, ETC. ASSOCIATED WITH 3000 CORPORATE EXCHANGE DRIVE, COLUMBUS, OHIO, WITH MOLINA AS LANDLORD:

•	Bresco Solutions, LLC - LICENSE

•	iQor, Inc.

•	Prime Engineering & Architecture, Inc.

•	U.S. Congressman Patrick Tiberi

Schedule 5.1(i)

•	XO Communications Services, Inc. – ACCESS AGREEMENT

LEASE	RIGHT POTENTIALLY TRIGGERED BY SALE/LEASEBACK TRANSACTION	NOTES/COMMENTS
VA Lease: U.S. Government Lease for Real Property between 200 Oceangate, LLC and United States of America, Department of Veterans Affairs dated April 1, 2010; Supplemental Agreement No. One, dated July 30, 2010; Supplemental Agreement No. Two, dated September 3, 2010
Prohibition of sale/leaseback transaction; required consent of tenant
48 CFR 570.115 requires compliance with FAR 42.12 in the event of a transfer of ownership of the leased premises.
FAR 42.12 requires application to the Government for consent to the assignment of the Lease, and further requires a novation and/or change-of-name agreement.

Molina Healthcare, Inc., Lease: Office Lease between Pacific Towers Associates and Molina Healthcare, Inc., dated for reference purposes as of July 10, 2002; Pacific Towers Associates Lease Addendum dated July 10, 2002; First Amendment to Office Lease dated November 5, 2002; Second Amendment to Office Lease dated December 5, 2002; Third Amendment to Office Lease dated April 5, 2006; Fourth Amendment to Office Lease dated June 1, 2006; Fifth Amendment to Office Lease dated July 1, 2006; Sixth Amendment to Office Lease dated May 21, 2007; Seventh Amendment to Office Lease dated February 20, 2012; Eighth Amendment to Office Lease dated June 18, 2012; Ninth Amendment to Office Lease dated November 2012.
	Right of First Offer to purchase	Right of Molina Healthcare, Inc. to purchase the property. Section 8, Third Amendment.

Schedule 5.1(h)

Molina Healthcare, Inc. Profits Interest Agreement: Agreement Regarding Capital Event Profits Interest of Molina Healthcare, Inc. between 200 Oceangate, LLC and Molina Healthcare, Inc. dated as of April 5, 2006; First Amendment to Agreement Regarding Capital Event Profits Interest in Molina Healthcare, Inc., dated August 10, 2006; Memorandum of Tenant Investment and Commissions – Molina Healthcare, Inc. between 200 Oceangate, LLC and Molina Healthcare, Inc., dated March 11, 2009.
Profit Sharing Right	Right of Molina Healthcare, Inc. to share in profits of sale of property.

Schedule 5.1(h)

SCHEDULE 5.1(i)
Contracts
Molina Center

Type of Service	Vendor Name	Address	Contract Date	Termination
Copier	Ricoh Business Solutions	5 Dedrick Place, West Caldwell, NJ 07006	5/31/2012	5/30/2015
Elevator	Otis Elevator	711 E. Ball Rd., Anaheim, CA 92805	10/1/2010	9/30/2015
Elevator Advertising	Captivate	6060 Center Dr., Los Angeles, CA 90045	11/30/2000	11/29/2015
Engineering	Able Engineering	3300 W. MacArthur Blvd, Santa Ana, CA 92704	11/1/2007	10/31/2008 then M-M
Int. Landscaping	Associated Group	1610 E. McFadden Ave., Santa Ana, CA 92705	10/1/1998	M-M
Internet	Cogent Communications	1015 31st St. NW, Washington DC 20007	7/21/2008	7/20/12 then renews yearly
Internet	Direct America	148 13th St., Seal Beach, CA 90740	11/30/2006	M-M
IT Support	All Covered	808 S. Figueroa St., Los Angeles, CA 90017	5/1/2012	4/30/13 then renews yearly
Janitorial	United Bldg Svcs (Able)	3300 W. MacArthur Blvd, Santa Ana, CA 92704	10/1/2003	9/30/12 then renews yearly
Landscaping	TruGreen	1323 W. 130th St., Gardena, CA 90247	4/1/2013	3/30/2014
Life Safety	HCI	1354 Parkside Place, Ontario, CA 91761	4/1/2013	3/31/14 the M-M
Life Safety-online	RJ Westmore	1875 Century Park East, Century City, CA 90067	10/10/2010	M-M
Parking	Ampco System Parking	1150 S. Olive Street, 19th Floor, Los Angeles, CA 90015	9/15/1998	4/31/2013
Pest Control	American City Pest Control	614 W. 184th St., Gardena, CA 90248	6/1/1999	M-M
Security	Universal Protection Svcs	340 Golden Shore, Long Beach, CA 90802	11/1/2003	M-M
Telephone	Telepacific Communications	9166 Anaheim Pl., Rancho Cucamonga, CA 91730	5/27/2004	5/26/12 then renews 2-year
Trash-compactor	Master Environmental	17890 Castleton St., City of Industry, CA 91748	3/5/1993	3/4/13 then renews 2-year
Trash/Recycling	Serv-wel Disposal	901 S. Maple Ave., Montebello, CA 90640	6/1/2011	5/30/12 then M-M
Window Cleaning	United Bldg Svcs (Able)	3300 W. MacArthur Blvd, Santa Ana, CA 92704	8/22/2011	8/21/12 M-M
Window Cleaning – RIG	Sky Rider Equipment	1180 N. Blue Gum St., Anaheim, CA 92806	11/1/2009	10/31/10 then M-M
Property Management	McKinney Brokerage Group	12250 El Camino Real Suite 220, San Diego, CA 92130	12/7/2011	12/7/13 then renews 1-year
Molina Healthcare of California (undocumented license agreement)

3000 Corporate Exchange

Type of Service	Vendor Name	Address	Contract Date	Termination
Electric Broker	Champion Energy Services	425 Metro Place North, Ste 550, Dublin, OH 43017	5/25/2011
Elevator	ThyssenKrupp	PO Box 933004, Atlanta, GA 31193-3004	1/1/2011	1/1/2014
Engineering	CBRE	3000 Corporate Exchange Dr., Columbus, OH 43231	2/1/2013	1/31/2014
HVAC/Backflows	Speer Mechanical	600 Oakland Park Ave., Columbus, OH 43214	11/1/2007	10/31/2008 then renews yearly
HVAC Loan	PNC Equipment Finance	995 Dalton Ave., Cincinnati, OH 45203	2/9/2009	3/1/2014
Int. Landscaping	Plantastic	PO Box 89, Lewis Center, OH 43035	3/1/2011	2/28/2012 then M-M
Janitorial	CSI International	720 Lakeview Plaza Blvd #K, Worthington, OH 43085	4/1/2011	3/31/2012 then M-M
Landscaping	Bildsten Landscaping Services	1080 Camden Ave, Columbus, OH 43201	11/1/2011	4/30/2012 then M-M
Life Safety	Gentry Fire Protection	3540 Parkway Lane, Hilliard, OH 43026	11/10/2010	11/31/10
Lot Sweep	Contract Sweepers	561 Short St., Columbus, OH 43215	11/1/2010	10/31/2011 then M-M
Pest Control	Orkin	258 Campus View Blvd., Columbus, OH 43235	7/20/2009	7/31/10 then M-M
Trash	Republic Waste	933 Frank Rd., Columbus, OH 43223	2/1/2013	1/31/2016
Window Cleaning	Reflective, Inc	8203 Blacks Rd., Pataskala, OH 43062	5/8/2012	4/30/2013 then M-M
Asset Management	McKinney Brokerage Group	12250 El Camino Real Suite 220, San Diego, CA 92130	12/19/2012	12/7/13 then renews 1-year

Schedule 5.1(i)

SCHEDULE 5.1(j)
Permits
MOLINA CENTER / PERMITS
ELEVATORS

CAB #	STATE #	OTIS #	EXP DATE
1	73354	D01637	10/17/12
2	73338	D01641	10/17/12
3	73344	D01642	10/17/12
4	73350	D01643	10/17/12
5	73368	D01644	10/17/12
6	73353	D01645	10/20/12
7	73341	D01646	10/18/12
8	73342	D01647	10/18/12
9	73367	D01648	10/19/12
10	73343	D01649	10/19/12
11	88577	D01652	10/19/12
12	88578	D01654	10/19/12
13	89981	D01655	10/19/12
PASS R-1	073370 (Not in use 5/04)	D01650	01/03/04
PASS R-2*	073355 (Not in use 5/04)	D01651	01/03/04

FIRE		EXP DATE
ACCOUNT FP00010461	(300 T)	1/15/14
ACCOUNT FP10001354	(200 T)	1/15/14

AQMD	EXP DATE
PRMT # D15227 ICE (50-500 HP) EM FIRE FGHT-DIESEL	10/31/12
**PRMT # R-D17641 ICE (>500 HP) EM ELEC GEN DIESEL	10/31/12
Facility ID #

Rule 222 for 1 to 2 Mil BTU/Hr for 4 Boilers	Paid 11/12
(Equipment Registration Fee) – New Ownership	One time fee
Facility ID #154656

BUSINESS LICENSE - Molina Center, LLC	EXP DATE
TOWER 1+2; ACCOUNT BU86043502	06/27/13

Schedule 5.1(j)

BUSINESS LICENSE – McKinney Advisory Group	EXP DATE
ACCOUNT BU21210040	02/01/14

HAZARDOUS MATERIALS - CUPA		EXP DATE
ACCOUNT HC00001692	HAZ MAT/HAZ WASTE	11/29/13

AIR PRESSURE TANKS		EXP DATE
TANK # 30669-89	NB# 6596 (300 T)	11/30/2015
TANK # 30668-89	NB# 5831 (200 T)	11/30/2015

TOXIC SUBSTANCES CONTROL (Disposal of Used Oil)
EPA IDENTIFICATION NUMBER CAL000375391 Molina Center LLC	Effective 6/19/2012

RADIO STATION AUTHORIZATION	EXP DATE
FCC Registration Number (FRN): 0021936554	01/10/2023

REGIONAL WATER QUALITY CONTROL BOARD (Permit to Discharge Groundwater)
NPDES No. CAG994004, Order No. R4-2008-0032
and Monitoring Report and Reporting Program No. CI-9761

SIGNAGE APPROVAL	ONE TIME
City of Long Beach	07/26/2000

COLUMBUS / PERMITS
ELEVATORS

CAB #	CERT #	STATE ID #	EXP DATE
1	EL41888	41888	08/31/13
2	EL41887	41887	08/31/13
3	EL41886	41886	08/31/13
4	EL41885	41885	08/31/13

CONSTRUCTION PERMITS
6th Floor Construction

Schedule 5.1(j)

TYPE	PERMIT #	ISSUE DATE
Removal Start Permit	RMST1307108	03/11/2013
Electrical Permit	ELEC1313990	05/06/2013
Fire Suppression Permit	FSUP1310933	05/02/2013
Building Permit	INTR1310038	05/02/2013
Environmental Air Permit	ENAR1313706	05/02/2013

Schedule 5.1(j)

SCHEDULE 5.1(k)
Plans

Long Beach 1.	Luckman Partnership Inc. (Architects) dated 8/31/1981

Columbus 1.	MaddoxNBD (Architects) dated 9/1/1998

Schedule 5.1(k)

SCHEDULE 5.1(l)
Warranties
None.

Schedule 5.1(l)

SCHEDULE 5.1(m)
Certificates of Occupancy
Long Beach – For Building and Molina Leased Space

Date	Permit Name	Space	Permit #	Agency
11/15/1983	Certificate of Occupancy	Building 200 & 300	9715	City of Long Beach
3/13/2013	Certificate of Occupancy	200 Suite 1050	BRMD142770	City of Long Beach
10/29/2012	Certificate of Occupancy	300 Suite 1500	BRMD138959	City of Long Beach
10/29/2012	Certificate of Occupancy	300 Suite 1100	BRMD138957	City of Long Beach
08/09/2012	Certificate of Occupancy	300 Suite 930	BRMD137245	City of Long Beach
04/11/2012	Certificate of Occupancy	300 Suite 450	BRMD133849	City of Long Beach
02/17/2012	Certificate of Occupancy	200 Suite 820	BRMD131772	City of Long Beach
11/22/2002	Certificate of Occupancy	200 2nd/6th/7th Bathrooms	360443	City of Long Beach
8/6/2003	Certificate of Occupancy	3rd and 4th Floors	371614	City of Long Beach
03/04/2003	Certificate of Occupancy	2nd/6th/7th Floors	360444	City of Long Beach
11/10/2005	Certificate of Occupancy	200 Suites 530/535/550/570	442789	City of Long Beach
10/13/2006	Certificate of Occupancy	5th Floor Molina Nurse Advice	426899	City of Long Beach
01/26/2007	Certificate of Occupancy	200 Suite A1400	472345	City of Long Beach
05/03/2007	Certificate of Occupancy	200 Suite A1100	485455	City of Long Beach
08/13/2007	Certificate of Occupancy	200 Suite A0100	490117	City of Long Beach
02/05/2009	Certificate of Occupancy	200 Suite A0100	532666	City of Long Beach

Columbus – For Building

Date	Permit Name	Space	Permit #	Agency
11/10/99	Final Occupancy Permit	Building	9904318	City of Columbus

Schedule 5.1(m)

SCHEDULE 5.1(n)
Underground Storage Tanks
Underground Tank - that certain abandoned 550 gallon underground diesel tank located under the Diesel Pad on the southwest corner of the property called out on the Survey undertaken by Bock & Clark dated 2/27/13
Water Tank - that certain 35,000 gallon capacity underground tank storing firefighting water to the easterly side of the Diesel Pad on the southwest corner of the property called out on the Survey undertaken by Bock & Clark dated 2/27/13

Schedule 5.1(n)

SCHEDULE 5.1(o)
Disclosure Reports

1.	Long Beach Leased Premises

a.	Phase 1 Site Assessment undertaken by ESIS Inc. Dated January 4, 2011

b.	Phase 1 Update undertaken by ESIS Inc. dated October 19, 2011

c.	NPDES Permit No. CAG994004

d.	California Commercial Disclosure Reports (2) dated May 6, 2013, Order Number 130506-00397, covering parcel numbers 7278-003-036 and 7278-003-035

2.	Columbus Leased Premises Phase 1 Environmental Assessment Dated October 12, 2012

Schedule 5.1(o)

SCHEDULE 5.1(r)
Existing Mortgage
That certain Deed of Trust dated December 1, 2011 in favor of East West Bank and recorded as document number 11-1658315 in the books and records of Los Angeles County, California.

Schedule 5.1(r)

SCHEDULE 5.1(v)
Existing Insurance Policies

	Carrier	Coverage	Policy #
1	Lexington Insurance Co.	Property	13113039
2	Philadelphia Indemnity Insurance Co.	Commercial General Liability	PHPK987040
3	Philadelphia Indemnity Insurance Co.	Automobile	PHPK987040
4	Liberty Insurance Underwriters Inc.	Umbrella Liability	1000037294-02
5	Lexington Insurance Co.	Flood (included in property policy)	13113039
6	Everest Indemnity	Earthquake	840001317-131

Schedule 5.1(v)

SCHEDULE 5.1(w)
Financial Statements
(attached)

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Income Statement
For the Year Ended December 31, 2012

Revenue
42150 Miscellaneous Income	17,322
42190 Corporate Charge-Revenue	406,446,825
Other operating revenue	406,464,147
Premium and other medical revenue	406,464,147
Premium taxes	(4,584)
Premium and other medical revenue (net of premium tax)	406,459,564
45110 Rental Income	174,052
42140 TPA Income	343,200
Rental and other revenue	517,252
44110 Interest Income	560,617
44111 Interest Income (Exempt)	15,733
44520 Equity Earning Uncon Aff	(26,844)
Investment revenue	549,506
Total revenue (net of premium tax)	407,526,321
Premium Taxes	4,584
Total revenue	407,530,905
Medical Expenses
52110 QA-Compensation	20,290,356
52120 QA-Other	3,784,653
Subtotal Quality Assurance	24,075,009
Medical Costs - Other	24,075,009
54110 Pharmacy	0
Medical Costs - Pharmacy	0
55180 Optometry Capitation	8,527,683
Medical Costs - Capitated	8,527,683
56120 Specialty QNXT Payments	(426)
Subtotal Specialty - Fee for Service	(426)
Subtotal Specialty/Outpatient - Fee for Service	(426)
56570 Healthcare Savings Fees	(280)
Subtotal Other - Fee for Service	(280)
56610 Vision IBNR	500,000
Other Vision FFS	–
Subtotal Vision - Fee for Service	500,000
Medical Costs - Fee for Service	499,294
Total Medical Costs	33,101,987
Medical Margin (Net of Prem Tax)	373,357,577
MCR (Net of Prem Tax)	8.1%
Direct Medical Costs (exel QA)	9,026,978
Direct Medical Margin (exel QA)	397,432,586
Direct MCR (Net of Prem Tax)	2.2%
Administrative Expenses
61151 Wages-Salaries	139,702,930

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Income Statement
For the Year Ended December 31, 2012

61152 Wages-Severance	796,956
61153 Wages-Restr Stock Comp	18,105,653
61154 Wages-Bonus	21,679,715
61155 Wages-Overtime	2,489,513
61156 Wages-Paid Time Off (PTO)	11,208,722
61157 Wages-Commissions	1,598,863
61158 Wages-Stock Options	61,585
61159 Wages-Phantom Stock	1,262,594
Subtotal Wages	196,906,531
61160 Insurance-Emp Health	(24,438,545)
61161 Insurance-Emp Contrib	(13,492,869)
61162 Ins-EMP Claims Paid	47,679,226
61163 Ins-Emp Health-IBNR	178,141
Subtotal Employee Health Insurance	9,925,953
61170 Insurance-Workman’s Comp	2,370,408
61171 Insurance-Officer’s Life	175,345
61172 Insurance-Life/Accident	1,837,913
61173 Payroll Taxes	12,340,036
61175 401K Pension Plan	4,808,253
61177 Stock-ESPP	1,850,575
61178 Other Payroll	2,866,470
61179 Deferred Compensation Exp	322,573
61180 Temporary Help	3,308,791
Subtotal Administrative Payroll	236,712,848
61201 Marketing Costs	590,919
61204 Advertising	3,898,490
61206 Business Development	30,523
61208 Sales Promotion	7,083
61209 Surveys	180,479
61210 Provider Meetings	35,756
61220 Patient Education	48,054
61230 Member Outreach Inceptive	28,418
Subtotal Marketing & Advertising	4,819,721
61251 Regulatory Fees	229,646
Subtotal Regulatory Fees	229,646
61301 Accounting Services	3,897,403
61310 Legal Services	6,350,459
61311 Legal Settlement	(482,904)
61320 Payroll Processing Svcs	149,983
61322 Actuarial Services	751,275
61323 Accreditation Services	42,666
61327 Board Fees	1,336,916

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Income Statement
For the Year Ended December 31, 2012

61330 Outside Services-Consult	24,388,059
61331 Outside Services-Other	29,595,262
61332 Outside Services-Translat	303,303
61333 Outside Services-Lobbyist	1,925,608
61340 Broker Commissions	3,506,374
61342 Shareholder Rptng Costs	176,748
Subtotal Outside Services	71,941,150
61360 Bank Service Charges	463,385
61363 Fines and Penalties	6,773
61364 Non-Deductible Fees	13,800
61370 Contributions-Political	471,000
61371 Contributions-Charitable	3,862,392
61380 Periodical Subscriptions	88,226
61390 Membership Dues	610,729
Subtotal Dues and Other Fees	5,516,304
61410 Travel Expenses	4,619,217
61420 Lodging Expenses	1,960,262
61430 Meals & Entertainment	784,461
Subtotal Travel Lodging & Meals	7,363,939
61452 Software Maintenance	8,017,690
61453 IT Operations & Maint Exp	2,208,168
61454 Hardware Expenses	559,819
61455 Repair & Maint-Comp Equip	2,879,698
61456 Software License/Subscrip	15,911,148
61457 Expensed Computer Equip	676,080
Subtotal Computer Expenses	30,252,603
61510 Committee Meetings	2,955
61511 Employee/Leadership Mtgs	64,258
61520 Continuing Ed/User Train	377,810
61521 Conferences/Seminars	401,055
61530 Employment-Recruitment	1,748,382
61540 Employee Functions	841,624
61541 Employee Relations	353,109
61542 Moving Expenses	328,916
Subtotal Employee Expenses	4,118,104
61551 Common Area Maintenance	202,532
61552 Rent	8,840,706
61560 Telephone	9,977,294
61562 Electric	678,921
61563 Gas	10,827
61564 Water	6,446
61565 Rubbish Removal	8,358

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Income Statement
For the Year Ended December 31, 2012

61570 Janitorial	195,792
61571 Gardening	60,153
61572 Laundry	3,159
61573 Security	94,981
61584 Taxes/Property-Unsecured	442,440
61581 Taxes/Property-Secured	299,569
61522 Licenses	1,537,932
61590 Insurance-General	2,269,806
61591 Insurance-Building	2,326
61592 Insurance-Auto	6,501
Subtotal Occupancy & Utilities	24,637,744
61601 Automotive Lease	1,400
61602 Automotive Maintenance	54,204
61610 Equipment Leasing/Rental	4,122,294
61620 Repair &Maintenance-Bldg	243,568
61621 Repair & Maint-Off Equip	38,699
Subtotal Repair & Maintenance	4,460,166
61651 Copier Expense	44,362
61652 Printing Supplies	3,621,704
61660 Office Supplies	772,565
61670 Postage	1,225,051
61671 Fulfillment	905,228
61680 Freight	144,640
Subtotal Printing Postage & Supplies	6,713,551
61920 Miscellaneous Income	(1,715,083)
61921 Miscellaneous Expense	3,192,850
61940 Discounts Earned A/P	(62,565)
61980 Gain/Loss on Sale-Tang Asset	(155,158)
Subtotal Other Administrative	1,260,014
Total Controllable Admin Expenses	398,025,794
62110 Less: Quality Assur P/R	(20,290,356)
62111 Less: Quality Assur Other	(3,784,653)
62150 Less: Project Labor	(6,398,786)
Subtotal Less: Direct Reclass	(30,473,795)
Total Core Administrative Expenses	367,551,998
63110 Premium Taxes	4,584
63140 Gross Receipts & Use Tax	49,249
Subtotal State Taxes & Assessments	53,833
Total Administrative Expenses	367,605,831
Oper Inc before Deprec/Amort	6,823,087
71150 Depreciation-Other	37,368,823
Subtotal Depreciation	37,368,823

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Income Statement
For the Year Ended December 31, 2012

71220 Amortization of Intang	1,424,836
Subtotal Amortization	1,424,836
Subtotal Depreciation & Amortization	38,793,660
Income from Operations	(31,970,573)
Non-Operating Expenses
81110 Interest Expense	7,598,088
81120 Loan Fees	929,573
81130 Non-Cash Interest Expense	5,941,344
Subtotal Interest Expense	14,469,005
Subtotal Non-Operating Expenses	14,469,005
Income before Corporate Charges	(46,439,579)
81410 Equity Earning Subs	40,450,831
Subtotal Equity Earnings	40,450,831
Income before Taxes	(5,988,748)
Income Taxes	(15,778,710)
Net Income	9,789,962
EBITDA	6,823,087

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Balance Sheet
For the Year Ended December 31, 2012

Assets

Cash
11011 Cash-Petty Cash	500
11100 Cash-Operating	1,914,398
11210 Cash-Checking-Payroll	(336,467)
11310 Cash-Concentration	18,341,838
11400 Cash-Mny Mkt	19,818,210
11500 Cash-Provider	(672,816)
11600 Cash-Investments	5,632,325
Cash and Equivalents	44,697,987
Accounts Receivable
12110.1022 A/R-Other Med	433,180
Total Accounts Receivable	433,180
Prepaid Expenses
13210.6006 Ppd-HW Support Net	786,514
13210.6007 Ppd Insurance Net	778,422
13210.6009 Ppd Interest Net	904,574
13210.6011 Ppd Rent Net	31,200
13210.6012 Ppd Software Term Net	7,004,366
13210.6013 Ppd-SW Support Net	2,267,721
13210.6014 Ppd Taxes-Property Net	260,454
13210.6015 Ppd Taxes-Real EState Net	45,914
13210.6099 Ppd Net	1,456,628
13210.6108 Ppd Ins-W/O (no amort) Net	691,203
Total Prepaid Expenses	14,226,995
Deferred Tax Assets - ST	13,818,437
Other Current Assets
13400 Deposits-Workman’s Comp Net	3,997,570
13410 Deposits-Short Term Net	223,206
13610 Interest Recvbl-Bank Net	2,801
13620 Interest Recvbl-Notes Net	117,554
13660 Due From Employees Net	(1,185)
13710 Accts Recvbl-Other Net	163,040
Total Other Current Assets	4,502,986
Total Current Assets	77,679,584
Property and Equipment
15110 Land	4,670,119
15120 Buildings	10,751,676
15130 Furniture & Fixtures	5,188,021

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Balance Sheet
For the Year Ended December 31, 2012

15140 Machinery Equipment	57,560
15150 Automobiles	206,478
15160 Computer Equipment	69,099,539
15170 Office Equiment	3,953
15180 Leasehold Improvements	17,520,888
15190 Software	135,931,679
In Progress (CIP)	137,820,355
In Progress (CIP) (Contra)	(130,221,336)
Subtotal In Progress (CIP)	7,599,019
Total Property and Equipment (Cost)	251,028,931
15220 Buildings-Accum	(1,281,966)
15230 Furn & Fixt-Accum	(3,777,765)
15240 Machinery & Equip-Accum	(49,440)
15250 Autos-Accumiation	(134,638)
15260 Computer Equip-Accum	(44,386,817)
15270 Office Equipment-Accum	(3,390)
15280 L/H Improve-Accum	(8,549,920)
15290 Software-Accumiation	(84,037,214)
Total Property and Equipment (Accum)	(142,221,149)
Total Property and Equipment (Net)	108,807,782
Investments
16120 Notes Rcvbl-LT	15,520,850
Investment in Subsidiary	768,765,171
Investment in Affiliate (Unconsolidated)	3,898,232
Investment - Deferred Compensation	9,319,132
Restricted Cash	2,221,462
Total Investments	799,724,848
Deferred Tax Assets - LT	14,642,488
Intangible Property
18711 Goodwill	51,122,377
Goodwill (Net)	51,122,377
18721 Indentifiable Intangibles	18,024,637
18725 Indentifiable-Accum	(16,845,080)
18731 Other Intangibles	2,261,800
18735 Other Intangibles-Accum	(2,261,800)
Other Intangibles (Net)	1,179,557
Total Intangibles (Net)	52,301,934
Other Assets
19310 Prepaid Costs-LT	3,640,427
Total Other Assets	3,640,427

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Balance Sheet
For the Year Ended December 31, 2012

Total Assets	1,056,797,064

Liabilities and Stockholder ‘s Equity

Medical Liabilities
21135 INBR-Vision	500,000
Total Medical Liabilities	500,000
Accrued Liabilities
22110 Accounts Payable-Trade	195,893
22140 Received Not Vouch Liab	380,539
22150 Accounts Pyble-Other	19,117,614
22160 Accounts Pyble-Concur	229,058
22210 Accrd Accounting Fees	1,331,502
22230 Accrd Legal Fees	1,700,502
22231 Accrd Lobbyist Expense	54,100
27280 Accrd Workers Compensatio	4,356,690
22290 Accrd Int on Debt	1,756,254
22500 Property Tax Pyble	362,780
22510 Sales & Use Tax Pyble	2,879
22610 Accrd Payroll-Wages	7,836,091
22620 Accrd Payroll-Bonus	20,408,010
22627 Accrd Payroll-Phantom Stock	220,196
22710 Accrd Payroll-PTO	8,759,906
22720 Payroll Liab-401K	(612,720)
22750 Payroll Liab-Garnishment	(98)
22820 Deferred Rent-Current	290,719
22910 Reserve Liab-Emp Hlth Ins	6,319,416
23300 Escheat Liab	380
23510 Income Taxes Pyble-Fed	(29,776,377)
23511 Income Taxes Paid-Fed	22,853,665
23520 Income Taxes Pyble-State	(1,908,289)
23521 Income Taxes Paid-State	(36,740)
Total Accrued Liabilities	63,841,970
Short Term Debt
24170 Capital Lease Pyble-ST	673,525
23911 Inter-Company Payable	(55,381,566)
Total Short Term Debt	(54,708,042)
Deferred Tax Liabilities - ST	4,111,681
Total Current Liabilities	13,745,609
Long Term Debt
25110 Capital Lease Pyble-LT	57,043
27120 Note Pyble-LT	227,000,000

Schedule 5.1(w)

Molina Healthcare, Inc. (Parent)
Balance Sheet
For the Year Ended December 31, 2012

27800 Debt Discount	(11,532,152)
Total Long Term Debt	215,524,891
Deferred Tax Liabilities - LT	31,763,749
Deferred Tax Liabilities - FIN 48	194,741
Other Liabilities
29110 Deferred Compensation-LT	9,072,265
29150 Accrd Fees-LT	833,876
29160 Deferred Rent-LT	3,347,774
Total Other Liabilities	13,253,915
Total Long Term Liabilities	260,737,296
Total Liabilities	274,482,905
Stockholder’s Equity
31110 Issued Common Stock	46,762
31120 Treasury Stock	(3,000,006)
Stock	(2,953,244)
31210 Paid-in-Capital	288,662,881
31220 APIC – Tax Benefit Pool	7,729,657
31230 Eqty Adj-Stk Issue Cost	(10,868,537)
Paid in Capital	285,524,001
31310 Unrlzd-Mkt Securities	745,200
31330 Unrlzd-Tax Effect	(283,177)
31350 Unrlzd-Mkt Sec-LT	(1,481,918)
31370 Unrlzd-Tax Effect-LT	563,129
Unrealized Gain(Loss) - Marketable Securities	(456,766)
39998 Retained Earnings	490,410,205
Net Income	9,789,962
Retained Earnings	500,200,167
Total Stockholder’s Equity	782,314,158
Total Liabilities and Stockholder’s Equity	1,056,797,064

Schedule 5.1(w)

SCHEDULE 9.1
Approved Agreements
None.

Schedule 9.1

SCHEDULE 12.11
Letter Agreement Regarding Confidentiality
June __, 2013
By: Email
AG Net Lease Acquisition Corp.
AGNL Clinic, L.P.
c/o Angelo Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167-0094

Attn:	Gordon J. Whiting & Joseph R. Wekselblatt

Email:	gwhiting@angelogordon.com; jwekselblatt@angelogordon.com

Re:
Disclosure of information in connection with that certain term sheet dated January 18, 2013 (the “Term Sheet”), executed by AG Net Lease Acquisition Corp., a Delaware corporation (“Buyer”) and Molina Healthcare, Inc., a Delaware corporation (“Seller” and “Lessee”). All defined terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Term Sheet.

Ladies & Gentlemen:
Notwithstanding anything contained in the Term Sheet or any related agreement to the contrary, in order to accomplish the sale-leaseback transaction contemplated by the Term Sheet (the “Sale-Leaseback”), Seller, Molina Center, LLC, a Delaware limited liability company, and Interested Persons acting on their behalf (collectively, “Molina”) are hereby authorized to disclose details of the Sale-Leaseback to third parties, including, without limitation, the California Regional Water Quality Control Board, the Department of Veterans Affairs and Press Telegram (f/k/a Long Beach Publishing), as Molina deems necessary or advisable and solely in furtherance of closing the Sale-Leaseback, provided that such third parties agree in writing to keep such disclosed details confidential.
[SIGNATURES ON THE FOLLOWING PAGES]

Schedule 12.11

Very truly yours,
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Its:
MOLINA CENTER, LLC,
a Delaware limited liability company
By:
Name:
Its:

Schedule 12.11

ACKNOWLEDGED AND AGREED TO:
AG NET LEASE ACQUISITION CORP.,
a Delaware corporation
By:
Name:    Gordon J. Whiting
Its:    President
AGNL CLINIC, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its general partner

By:	AGNL Manager II, Inc., a Delaware corporation, its Manager

By:	Gordon J. Whiting, President

cc:	Sheppard, Mullin, Richter & Hampton LLP 1300 I Street, N.W. Washington, D.C. 20005-3314 Phone No.: (202) 469-4943 Fax No.: (202) 312-9411 Attn: Michele E. Williams, Esquire

Schedule 12.11

EXHIBIT A-1
Columbus Real Property
PARCEL 1:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 13.727 acre tract, and all of the 0.875 acre tract conveyed to 17 Land Realty Corp. by deeds of record in O.R. 14066 B11 and O.R. 25716 J11, respectively, records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning at a railroad spike set at the intersection of the Southerly right-of-way line of Interstate 270 (FRA-270-18.32N) and centerline of Cooper Road (60 feet in width). Said railroad spike being the Northeasterly corner of said 0.875 acre tract;
Thence South 26 deg. 55’ 00” East, a distance of 241.79 feet, along said centerline of Cooper Road and Easterly line of said 0.875 acre tract, to a railroad spike set at the Southeasterly corner of said 0.875 acre tract;
Thence North 78 deg. 47’ 04” West, a distance of 38.14 feet, along the Southerly line of said 0.875 acre tract, to an iron pin set in the Westerly right-of-way line of said Cooper Road;
Thence South 26 deg. 55’ 00” East, a distance of 295.14 feet, along said Westerly right-of-way line of Cooper Road and along the Easterly line of said 13.727 acre tract, to an iron pin set at the point of curvature in the Northerly right-of-way line of Corporate Exchange Drive (60 feet in width) of record in Plat Book 60, Page 22 and 23;
Thence the following four (4) courses and distances along said Northerly right-of-way line of Corporate Exchange Drive and Southerly line of said 13.727 acre tract;
1.    Thence along arc of said curve to the right having a radius of 35.00 feet, a central angle of 90 deg. 00’ 00”, and a chord bearing South 18 deg. 05’ 00” West, a chord distance of 49.50 feet to the point of tangency;
2.    Thence South 63 deg. 05’ 00” West, a distance of 35.00 feet, to an iron pin found at the point of curvature;
3.    Thence along arc of said curve to the right having a radius of 270.00 feet, a central angle of 28 deg. 56’ 27”, and a chord bearing South 77 deg. 33’ 14” West, a chord distance of 134.94 feet, to an iron pin set at the point of tangency;
4.    Thence North 87 deg. 58’ 33” West, a distance of 788.06 feet, to an railroad spike set;
Thence North 02 deg. 01’ 27” East, a distance of 318.00 feet across said 13.727 acre tract to a railroad spike set in a Southerly line of the 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence South 87 deg. 58’ 33” East, a distance of 15.00 feet along said Southerly line of the 5.103 acre tract to a railroad spike set at a Southeasterly corner of said 5.103 acre tract;

Exhibit A-1

Thence the following three (3) courses and distances along the Easterly lines to said 5.103 acre tract;
1.    Thence North 02 deg. 01’ 27” East, a distance of 185.00 feet, to a P.K. nail found;
2.    Thence South 87 deg. 58’ 33” East, a distance of 57.50 feet, to a railroad spike set;
3.    Thence North 02 deg. 01’ 27” East, a distance of 167.21 feet, to an iron pin set in aforesaid Southerly right-of-way line of Interstate 270 at a Northeasterly corner of said 5.103 acre tract;
Thence South 78 deg. 46’ 49” East, a distance of 677.06 feet, along said Southerly right-of-way line of Interstate 270 and partly along the Northerly line of said 13.727 acre tract and partly along the Northerly line aforesaid 0.875 acre tract, to the point of beginning.
Containing 11.814 acres, more or less, of which 0.167 acres lies within the Cooper Road right-of-way.
The bearings in the above description are based on the bearing of South 87 deg. 58’ 33” East, for the centerline of Corporate Exchange Drive, as shown on the dedication Plat for Corporate Exchange Drive, of record in Deed Book 60, Page 22 and 23, records of the Recorder’s Office, Franklin County, Ohio.
PARCEL 2:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 4.500 and 13.727 acre tracts conveyed to 17 Land Realty Corp. by deed of record in O.R. 14066 B11, Records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning for reference at a PK nail found at the centerline intersection of Presidential Gateway (60 feet in width) as established by the Plat of record in Plat Book 83, Page 80 and Corporate Exchange Drive (60 feet in width) as established by the Plat of record in Plat Book 60, Page 22;
Thence North 87 deg. 58’ 33” West, a distance of 329.18 feet along the centerline of Corporate Exchange Drive to a point;
Thence North 02 deg. 01’ 27” East, a distance of 30.00 feet, to a railroad spike set on the Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 acre tract and being the point of true beginning;
Thence the following three (3) courses and distances along the said Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 and 4.500 acre tracts;
1.    Thence North 87 deg. 58’ 33” West, a distance of 94.38 feet to an iron pin set at a point of curvature;
2.    Thence along the arc of said curve to the right, having a radius of 420.00 feet, a central angle of 27 deg. 22’ 54”, a chord bearing North 74 deg. 17’ 06” West, and a chord distance of 198.81 feet to an iron pin found at the point of tangency;

Exhibit A-1

3.    Thence North 60 deg. 35’ 39” West, a distance of 28.10 feet to an iron pin set at a Southeasterly corner of a 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence the following two (2) courses and distance along the Easterly and Southerly lines of said 5.103 acre tracts;
1.    Thence North 02 deg. 01’ 27” East, a distance of 258.02 feet to a railroad spike set;
2.    Thence South 87 deg. 58’ 33” East, a distance of 312.50 feet to a railroad spike set;
Thence South 02 deg. 01’ 27” West, a distance of 318.00 feet across said 13.727 acre tract to the point of true beginning, containing 2.183 acres, more or less, subject to all easements, restrictions and rights-of-way of record.

Exhibit A-1

EXHIBIT A-2
Long Beach Real Property
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 7278-003-036

Exhibit A-2

EXHIBIT B-1
Columbus Property Other Assets
The term “Columbus Property Other Assets” means (a) all “fixtures”, as defined by Section 9- 102(a)(41) of the Uniform Commercial Code as adopted by the State of New York, owned by Seller and that are now or hereafter affixed or attached to or installed in the Columbus Real Property or the Columbus Improvements (the “Columbus Fixtures”), (b) all of the following, if and to the extent affixed to the Columbus Real Property or the Columbus Improvements and owned by Seller (even if not constituting Fixtures) (collectively, the “Columbus Property Equipment”): built-in fittings and built-in major appliances, including all electrical, anti‑pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, and (c) all Columbus Intangible Property; provided, however, notwithstanding the foregoing, Columbus Property Other Assets expressly excludes each and all of the following items (collectively, the “Columbus Property Excluded Items”):

1.
all personal property located at the Columbus Real Property or the Columbus Improvements including, without limitation, all computers and other information technology devices, but excluding all items described in clause (b) of the definition of Columbus Property Other Assets; and

2.	those other items (regardless of whether such items constitute Fixtures) described on Exhibit B-1-A hereof.

Exhibit B-1

EXHIBIT B-1-A
Other Columbus Property Excluded Items

Qty	Mfg	Description	Model#	Location
1	Aircycle	Bulb eater	55VRSU	Shop
1	Westward	Toolbox		Shop
1	CLC	Toolbag		Shop
2	Maha	Battery Chargers		Shop
1	Dayton	Leaf Blower		Fire pump room
1	Briggs	Generator 5500 watts		Fire pump room
1	Ariens	Snow blower		Fire pump room
1	Snow Ex	Salt speader		Switch Gear cage
1	Rubbermaid	Light bulb cart		Storage
1	Ridgid	Drain snake		Shop
1	Dewalt	Air compressor		Shop
1	Dewalt	18V Drill		Shop
1	Dewalt	18V Impact Drill		Shop
1	Dewalt	18V Circular saw		Shop
1	Dewalt	18V Reciprocating saw		Shop
1	Dewalt	Bench grinder		Shop
1	Dewalt	Masonry bit set		Shop
1	Dewalt	Drill bit set		Shop
1	Westward	Bench grinder		Shop
1	Stanley	25ft Tape measure		Shop
1	Irwin	Paddle bit set		Shop
1	Fluke	Multimeter		Shop
1	Fluke	Infared thermometer		Shop
1	Ideal	Amp clamp		Shop
1	Streamlight	Flashlight		Shop
1	Klien	10 in 1 screw driver		Shop
4	Vise Grip	Pliers		Shop
3	Westward	Adjustable wrenches		Shop
1	Westward	Wrench set		Shop
1	Westward	Socket set		Shop
1	Stanley	Utility knife		Shop
1	Stanley	Tripod light		Shop
3	Westward	Pliers		Shop
1	Elkind	Allen wrench set		Shop
1	Megapro	15 in 1 screw driver		Shop
1	Brother	Printer	MCF845CW	Shop
1	Dell	Computer		Shop
1	Rigid	Hand snake		Shop

Exhibit B-1-A

1	Zicron	Stud Finder	Shop
1		Scafold 4ft	Shop
1		5 gallon gas can	Fire pump room
1		2 gallon gas can	Fire pump room
1	Ridgid	Power washer 3300psi	Fire pump room
1	Shop Vac	Sweeper	Switch Gear cage

Exhibit B-1-A

EXHIBIT B-2
Long Beach Property Other Assets
The term “Long Beach Property Other Assets” means (a) all “fixtures”, as defined by Section 9-102(a)(41) of the Uniform Commercial Code as adopted by the State of New York, owned by Seller and that are now or hereafter affixed or attached to or installed in the Long Beach Real Property or the Long Beach Improvements (the “Long Beach Fixtures”), (b) all of the following, if an to the extent affixed to the Long Beach Real Property or the Long Beach Improvements and owned by Seller (even if not constituting Fixtures) (collectively, the “Long Beach Property Equipment”): built-in fittings and built-in major appliances, including all electrical, anti‑pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, and (c) all Long Beach Intangible Property; provided, however, notwithstanding the foregoing, Long Beach Property Other Assets expressly excludes each and all of the following items (collectively, the “Long Beach Property Excluded Items”):

1.
all personal property located at the Long Beach Real Property or the Long Beach Improvements including, without limitation, all computers and other information technology devices, but excluding all items described in clause (b) of the definition of Long Beach Property Other Assets; and

2.	those other items (regardless of whether such items constitute Fixtures) described on Exhibit B-2-A hereof.

Exhibit B-2

EXHIBIT B-2-A
Other Long Beach Property Excluded Items
(attached)

Exhibit B-2-A

TOOL INVENTORY

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Ridged	24” bolt cutter
1	Fluke	Multimeter	73 III
1	Yellow Jacket	Super Evac LCD Vacuum Gauge	69070
1	Lisle	Ring Compressor wrinkle band	21700
1	Zim	Piston Ring Expander
1	DeWALT	Cordless Drill 12v	1PZ14
1	Makita	Cordless Drill 9.c Volts (ANGLE)	DA391DW
1		One Way Screw Remover tool	PH-17061
1	Ritchie	Manifold Charging Set	41212
1	Ritchie	Valve Stem wrench 1⁄4” 3⁄16” 5⁄16” 3⁄8”	60613
1	Ritchie	Big mini tubing cutter 1 1⁄8” max.	60142
1	Fluke	Clamp Meter Amps/volts/ohms	322
1	RIGID	Tubing Cutter	154
1	ShopVac	Dry/Wet Vacuum
2	Vaughn	Ball Pein Hammers 12 oz.
1	Armstrong	1⁄2” Drive Adapter 3⁄4” Male	12-952
1	Armstrong	1⁄2” Drive Adapter 3⁄8” Male	12-951
1	Allen	1⁄2” Drive Quick Release Ratchet	12800
1	Proto	1⁄2” Drive Flex Head Handle Breaker bar 18 5⁄8”	5468
1		U-Shaped Claw and Offset chisel Bar 24”	No I.D. Markings
2	Supco	HVAC/R Current Probe With Microamps	CPH 100
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Harris	TS30 Test Set Portable handset	7530
1 set	C. S. Osborne	Hole Punch Set (6)
4		Misc. Hole Punch Tools
1		Combination TEE
1	Proto	Snap Ring Pliers	391
	Proto	Ignition Set Wrenches	3200C
1 set	Milwaukee	Flat Boring Bit Kit	49-22-0071
1	Stanley	Side Cutters	84-133
22		Misc. Files
1	Lenox	File Brush
1	Zim	Piston Ring Expander	204
1		Piston Ring Compression Tool
1	Imperial Eastman	Tubing Bender	368-FH
1		Heavy Duty Puller
1	UT	3⁄8” Air Ratchet & Sockets
1	Vise Grip	9” Locking Welding Clamp

Exhibit B-2-A

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Proto	Small Puller
1 set	Allen	15 pc. Metric Long Arm Hex Key Set
2		Star Wrenches Lug Nut Removal Tool
2	Flex-Hone	Cylinder Wall Deglazer hones
1	Proto	¾” Drive Ratchet
1	Proto	¾” Drive Breaker Bar
1	Turbo Cat III	Floor Dryer	4390-00
1		Oxy-Ace Welding Set Lg.
1		Oxy-Ace Welding Set Sm.
1		Hex L-Key Set 12 pc.
1		Metric Hex L-Key Set 9 pc.
18	Proto	Assorted Open End Wrenches
1 set	Proto	Ratchet Box End Wrench
7	Proto	3⁄8” Swivel Head Socket
1	Unibit	Step Drill 1⁄8” to ½”
1	Proto	Torque Wrench ½ Drive
1	Utica	3⁄8” Inch Pound Torque Wrench
1	Proto	½” Speed Handle
1	Proto	3⁄8” Speed Handle
1 set	Proto	3⁄8 and ½” Drive Hex
12	Proto	Metric Open-Box Wrenches
1 set	Taiwan	Torx Head Drivers
30		Assorted Allen Wrenches
11		Assorted Screw Drivers
9		Nut Drivers
1	Imperial	Tubing Cutter
1	Proto	Snap Ring Pliers
4		Vise Grips Pliers
7		Assorted Masonry Drill Bits
1	Proto	Small Gear Puller	4205-B
1 set	Jawco	Hex Dies
1 set	Buck Bros.	Wood Chisels (6)
1	Irwin	Expansive Wood Bit
1	Greenlee	Knockout Punch Set
1	Marson	Rivit Gun	HP-2
1	Desmond	Stone Dresser
1		Slag Remover Chipping Hammer
1	Raytek	Noncontact Thermometer	ST2
1	Amprobe	Test Master
1	Pasar	Current Tracer
1	Sensit RFC	Refrigerant Gas Leak Detector	RFC-1
1	Check-it	Digital Psychrometer Set	622
1	Environmental Tectonics	Psychometric Chart
1	General Electric	Foot Candle Meter
1	Electro-Therm	Digital Thermometer	SH66
1	Robertshaw	Receiver Controller and Transmitter Calibration Kit	900-012
1	Starrett	Dial Indicator	25-144

Exhibit B-2-A

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Dewalt	Cordless Drill 12v	DW972
1	Makita	Cordless Drill 12v	6311D
1	Makita	Cordless Drill 9.6v	6095D
1	Makita	Cordless Drill 9.6v	6093D
1	Makita	Cordless Drill 7.2v	DA3000D
1	Proto	Roll Away Tool Box
1	Ilco Unican	Key Duplicater Machine	17
1	RIDGID	Vise
1	Vaco	T-Handle Hex Keys (set)	90153
1	K-D	T-Handle Hex Keys (set)
1 set	Proto	Ratchet, Extensions, Sockets 3⁄8”
1 set	Proto	Ratchet, Extensions, Sockets 1⁄2”
1 set	Proto	Ratchet, Extensions, Sockets 3⁄4”
1 set		Pipe Thread Taps (6)
14	Proto	Assorted Punches and Chisels
7	Proto	Socket End-Open End Wrench
1		50w 12v Drop Light
1	Magnehelic	2” of Water Capacity
1	Magnehelic	1” of Water Capacity
1	Weller	Soldering Gun	TC-202
2	Powr-Grip	Vacuum-Attaching Hand Tool	LJ6VH
1 set	Armstrong	QuickRelease Ratchet Set
2	Sellstrom	Gas Welding Goggles
1	RIDGID	Lever Bender	408
1	Magnehelic	3” of Water Capacity
3	Bacharach	Tempscribe
1	Dickson	Tempscribe
1	Schlage	Boring Jig	40-012
1	Amprobe	AMP, Volt, OHM Meter	ACD-11
1	Simpson	Volt, OHM Meter	260
1	Solomat	IAQ Monitoring System
1	Starrett	Dial Caliper	120A-6
1	Simpson	Therm-O-Meter	389
1	Leviton	Splice Pro Tool	49550
1	Yellow Jacket	Schrader Valve Removal Tool
1	TIF	Automatic Halogen Leak Detector	6000
1		Digital Light Meter	DLM2
1	TIF	Capacitor Tester	660
1	UE1	Digital Multimeter	DM383
1	Amprobe	Fastemp
2	Lenox	Hole Saw Kits		P1 Shop
1	Dayton	8 Piece Silver and Deming Drill Set	1 AO5O
1	Milwaukee	Heavy Duty Electric Impact Wrench
1	Kett	Power Shear	K-100
1		Nut Driver Power Drill
1	Lenox	Hacksaw	4012
1	Christie	Portable Car-Start	CS-2

Exhibit B-2-A

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Wilmar	2¼ ton Floor Jack	W-1634
1	Kodiak	Shovel	72830
1	Dayton	Ratchet Puller	2Z449-B
1	Ramset	Powder Actuated Tool	4170
1	Hilti	Powder Actuated Tool	DW451
1	Dewalt	7” Angle Grinder	DW474
1	Milwaukee	7 ¼” Circular Saw	6365
1	Milwaukee	Rotary Hammer
1	Milwaukee	3⁄8” Drill
1	Black & Decker	3⁄8” Drill
1	Black & Decker	Rotary Hammer
1	Master	Heat Gun	HG-751B
1	WEN	Electric Pencil Engraver	21
1	Vibro-Graver	Electric Engraver	74
1	Black & Decker	Butane Gas Soldering Gun
1	Master	Butane Gas Soldering Gun	UT-100si
1	Arrow Fastener	Staple Gun	T-50m
1	Dwyer	Visi-Float Flowmeter	VFB-55-BV
1	Allpax	Gasket Cutter
2	Proto	Crescent Wrench 16”		One in Each Mech. Rm.
1	Proto	Crescent Wrench 12”		One in Each Mech. Rm.
1	Mayes	Level 24”		One in Each Mech. Rm.
2	Pony	‘C’ Clamps	245	One in Each Mech. Rm.
2	Pony	‘C’ Clamps	246	One in Each Mech. Rm.
1	Uniweld	Manifold Gauge Set	FL33312	One in Each Mech. Rm.
1		Manifold Gauge Set	4 Port	One in Each Mech. Rm.
1		12v Drop Light
1	Empire	Level 48”
3		‘T’ Squares 24”
1		‘T’ Squares 48”	Wood
1	Johnson	48” Straight Edge	TS48M
1	Ridgid	36” Bolt Cutters
1	Millers Falls	Sledge Hammer
1		5’ Pry Bar
1	DeWALT	Heavy Duty 4½” Small Angle Grinder	DW818
1	Makita	Finishing Sander	B04530
1	Skil	Soldering Gun	2410
1	Milwaukee	Jig Saw
1	Dremel	Dremel Variable Speed Grinder
2 sets	Ace	Tap & Die Set	614
1	Desco	Tap & Die Set #4 thru 1”	44348
1	Milwaukee	3⁄8” Hammer Drill

Exhibit B-2-A

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Milwaukee	Sawzall
1	Weller	Soldering Gun	8200N
1	Milwaukee	Heavy Duty ½” Drill
1	Craftsman	Drill Press 17” 16sp ¾ h.p.		P1 Shop
1	Speedaire	Air Compressor		P1 Shop
1	Graymills	Parts Cleaner/Washer	DM 136	P1 Shop
1	Milwaukee	Bench Grinder 7”		P1 Shop
2	RIDGID	Aluminum Pipe Wrench	836 36”	P1 Shop
1	RIDGID	Aluminum Pipe Wrench	824 24”	P1 Shop
1	RIDGID	Pipe Cutter 1⁄8”-2”	No. 202	P1 Shop
1	Chicago Specialty	Pipe Cutter 1”-3 1⁄8”	No. 3720	P1 Shop
1 set	RIDGID	Thread Cut Set 1⁄8”-2” Pipe		P1 Shop
1	RIDGID	115v Power Threader	700	P1 Shop
1	RIDGID	Spiral Reamer	No. 2-S	P1 Shop
2	Jorgensen	“C” Clamp 6”	176	P1 Shop
2	Jorgensen	“C” Clamp 4”	174	P1 Shop
1	Proto	“C” Clamp 2”	402	P1 Shop
1	Armstrong	“C” Clamp 8”	78-408	P1 Shop
1	RIDGID	Flare	No. 459 45°	P1 Shop
1	Proto	Flaring Tool	No. 351 45°	P1 Shop
1	RIDGID	Basin Wrench	No. 1017	P1 Shop
1	RIDGID	Hex Wrench	No. 11	P1 Shop
1	RIDGID	Offset Hex Wrench	No. E-110	P1 Shop
1 set	Proto	Open End Box Wrench	3⁄8” to 1¼”	P1 Shop
2	Proto	Brass Hammer		P1 Shop
1		Plastic Mallet		P1 Shop
2	Proto	Rubber Mallets		P1 Shop
1		Ball Peen Hammer 32 oz.		P1 Shop
1	Stanley	Claw Hammer		P1 Shop
1	Vauguan	Ball Peen Hammer 16 oz.		P1 Shop
3	Wiss	Tin Snips		P1 Shop
1	RIDGID	Spud Wrench	No. 342	P1 Shop
2	Sloan Valve	Universal Wrench		P1 Shop
4	Rachex	Ratchet Action Wrench	10-17mm Box Wrench	P1 Shop
1	Lincoln	Wire Feed Welder SP175 T	Link 2302-1
1	Pro Star	Welding Helmet Auto Darkening	FIB HPD1-F10
1	J/B	Deep Vacuum Pump 10FM ½ hp	DV-285N
1	Makita	Portable Cut-off (Chop Saw)	2414NB
1	BernzOmatic	High Temperature Torch	TS 4000T
1	LSI	Cordless Spotlight	RC-1100N
1	Channel Lock	21” Channel Lock Pliers
1	Skil	7¼” Circular Saw	5400
1	Honda	Portable Generator	EM 5000SX
1	Schumacher	Battery Charger	SE4022
1	Pinnacle	Refrigerant Recovery Unit
1	Fluke	Volt-OHM Tester	T+Pro
1	AEMC	Megohm Tester	1026

Exhibit B-2-A

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
3	DeWALT	14.4v Cordless Drill
1	Armstrong	10 pc. Claw Foot (Open End)
1	Empire	4’ Level Aluminum
1	Armstrong	3⁄8” Socket Set MM 13pcs.
1	Armstrong	3⁄8” Socket Set MM (Long) 12 pcs.
1	Proto	¼” Socket Set
1	Proto	3⁄8” Socket Set
4	Wood’s	Powr-Grip 8”	N4950
1	Milwaukee	Portable Band Saw
1	Milwaukee	Roto Hammer	5318-21
1	CPS	Thermo-Psychrometer	TM360
1	RIDGID	Hand Held Drain Cleaning Machine	K45
1	Milwaukee	18v Sawzall & Charger
2	Dayton	Pump Out Wet Vac	6AKY1
1	Fluke	Clamp On Meter Amp Probe	324
1	Milwaukee	120v Sawzall
1	Ridgid	Pipe Breaker	276
1	Dayton	8” Bench Grinder ¾hp	2LKR9
1	Weller	120v Solding Gun	SP23L
1	Master	Gas Solding Gun Ultratorch	UT-40Si
1	Milwaukee	Electric ½” Drill 5320010330067
1	Genie	1 Person Lift
1	Genie	Material Lift
1	Eureka	Hepa Vacuum Cleaner
1		Fence Post Installer
1		Cherry Picker
1	Husky	5 Piece Reversible Ratching Wrenches	SKU630699
1	Greenlee	Circuit Seeker	CS8000
1	Arrow Crane Hoist	Iron 1 ton Capacity Hoist	B-9620
1	SPANCO Inc	Aluminum 1 ton Capacity Hoist	1ALU1212B
1	Coffing	1 ton Chainfall
1	CM	Electric 1 ton Hoist	WL 480v
1	Tom Cat	Walk Behind Floor Scrubber

Exhibit B-2-A

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
1999	Desk Top Multiplex - Security	Pelco Multiplexer MX4016 CS	Console	Plaza Level	6644 9F	Sentry Control Systems
2009	Security Camera System Monitor	Samsung SMT-1922 19 1-yr Wty: 4/1/09 to 4/1/2010	Console	Lobby Level	Serial # Y3OC3VUQ900002	CDW Computer Centers, Inc.
2009	Security Camera System Monitor	Planar PL1520M 15 SPK Part Number 997-3266-00 1-yr Wty: 3/27/09 to 3/27/2011	Console	Lobby Level	Serial # P96886JA25192	CDW Computer Centers, Inc.
2009	Security IdentiPass System CPU	Dell Optiplex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/2012	Console	Lobby Level	Service Tag # H8MDGJ1	Dell.com
2013	Desk Top Keyboard - Security Console	Pelco KBD300A Keyboard Vari-speed Pan, Tilt & Zoom Joystick; Model #KBD300A. Installed 1/8/2013	Console	Lobby Level	SN ACW-VP J8	Vision Communications
2013	Security DVR	Pelco Hybrid Video Recorder 16 channel (DVR); Model DX4816-2000; Installed 1/8/2013	Console	Lobby Level	SN ACV-2002	Vision Communications
2000	Desk Top Printer - Engineer	HP DeskJet 842C	Engineer	P-1 Level	CN01M1P0W8	KDC
2005	Desk Top Monitor - Engineer	1704FPTt-HVAC Monitor	Engineer	P-1 Level	CNOY42997161856AANJH	Dell Computer Corporation
2010	Desk Top Printer - Chief Engr’s Office	HP LaserJet P2035n Purchased: May 13, 2010 1-yr Wty: 5/13/2010 to 5/12/2011	Engineer	P-1 Level	Serial # CNB9D27365; Mfg#: H-P-CE462A#ABA	CDW Computer Centers, Inc.
2010	Desk Top Computer - Chief Engr	Dell Opti Plex 380 MiniTower Base 3-yr Wty: 5/6/2010 to 5/5/2013	Engineer	P-1 Level	Service Tag $ 21QTRL1; Express Code: 4459089637; Mfg Date: 5/5/2010	Dell.com
2010	Desk Top Monitor - Chief Engr	Dell 22 inch Flat Panel Display; E2210H; 3-yr Wty: 5/3/2010 to 5/2/2013	Engineer	P-1 Level	DP/N OH265R; S/N: CN-OH265R-64180-047-1USL	Dell.com
2010	Desk Top Computer - Engineer - Chief Engineer’s Andover HVAC System	Dell OptiPlex380 – Intel Core 2 Duo 2.93 Ghz, 4 GB, 160 GB 7200 RPM SATA HD, 16X DVD-ROM; Service Tag: BCG1PN1; Express Service Code: 24697153549	Engineer	P-1 Level	Windows 7 Pro/OA; Product key: TMXCJ-2VBY4-WV43H-R4TH4-HRDTVX16-96076; 00186-77-094-237; OKXGVD	CGB Enterprises
2012	Printer - Engineers’ Lunch Room	HP DeskJet 5650	Engineer	P-2 Level	SN MY7CL1R1JP	Dell
2012	Desk Top Monitor - Engineers’ Lunch Rm	Model # E1911C; 22 inch Monitor	Engineer	P-2 Level	SN CN-ONO1VP-64180-219-1C9B	Dell
2012	Desk Top Computer - Engineers’ Lunch Rm	Model # Core i5; Windows 7; Product Key# 328HW-M472H-GDMW7-4JK32-2H8M9	Engineer	P-2 Level	Service Tag # 1KMMJS1; Express Service Code: 3424109473	Dell
2013	Desk Top Computer - New HVAC System	Dell OptiPlex 990; Intel Core i5; Windows 7; Product Key: 7Q2F2-7WTHG-W8TWR-YH4XP-TKC2W	Engineer	P-1 Level	Service Tag # CVVPYV1; Express Service Code: 28049119165	Emcor

Exhibit B-2-A

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2013	Desk Top Monitor - New HVAC System	LG 32 inch Monitor LS-34; 32LS3410	Engineer	P-1 Level	SN 209MXLS7Q352	Emcor
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Craig Aydelott	SN 12816A0500; Radio ID# 2001	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Esteban Diaz	SN 12816A0496; Radio ID# 2002	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Alfonso Oregel	SN 12816A0497; Radio ID# 2003	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Richard Marshall	SN 12816A0499; Radio ID# 2004	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Jeremiah Lees	SN 12918A0200; Radio ID# 2020	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Claudia Motte-Alvarez, J1	SN 12816A0495; Radio ID# 2007	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Nancy Hernandez, J2	SN 12816A0494; Radio ID# 2008	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Alex Passarelli, J3	SN 12816A0493; Radio ID# 2009	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Hector Nunez	SN 12918A0199; Radio ID# 2019	Vision Communications
2013	Lobby Level Directory Monitor	Panasonic 42 inch	Lobby	Lobby Level	SN MB21580709; 200 Twr	Jet Communications
2013	Lobby Level Directory Monitor	Panasonic 42 inch	Lobby	Lobby Level	SN MD22360382; 300 Twr	Jet Communications
2003	Desk Top Printer - Guest Room	HP Photosmart 7550 (Color)	OOB	Guest Desk	CN2BS4214N	World Trade Office Supplies
2005	Desk Top Monitor - Guest Room	1704FPTt	OOB	Guest Desk	CNOY42997161856AANM5	Dell Computer Corporation
2005	Desk Top Monitor - Server Room	E153FP	OOB	Server Room	CNOC53696418053UOL5H	Dell Computer Corporation
2005	Desk Top Computer - Guest Room	DHS Mfg Date: 07 20 05	OOB	Guest Desk	6XWKY71	Dell Computer Corporation
2007	Desk Top Printer - Guest Room	HP Photosmart D7260 (Color)	OOB	Guest Desk	MY789U2 NH	HP.com
2009	Desk Top Monitor - Asst. Bldg Mgr	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Mary’s Desk	CN-0F532H-74445-93Q-AM6S	Dell.com
2009	Desk Top Monitor - Asst. Bldg Mgr	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Mary’s Desk	CN-0F532H-74445-93Q-ANDS	Dell.com
2009	Desk Top Monitor - Property Asst	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Pearl’s Desk	CN-0F532H-74445-93Q-AN9S	Dell.com
2009	Security IdentiPass System CPU	DellOptiPlex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/2012	OOB	Access Card Desk-OOB	Service Tag # BJFDGJ1	Dell.com
2009	Desk Top Scanner - Print Area	HP ScanJet 7650n; Model: (1P): L1943A; Option: (30P): B1H 1-yr Wty: 5/18/09 to5/17/2010	OOB	Print Area	CN87KT1129	CDW Computer Centers, Inc.

Exhibit B-2-A

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2009	Conference Room TV Monitor	Sharp LC-42SB45UT: 1-yr Wty: 9/4/09 to 9/8/10	OOB	Confce Rm	905817411	Kelty Co.
2009	Lobby Level CPU for Directory	Dell Optiplex 740 3-yr Wty: 9/30/09 to 9/30/2012.	OOB	Lobby Level	200 Tower: Service Tag # FZ67ZK1; Express Code: 34778501569	Dell.com
2009	Lobby Level CPU for Directory	Dell Optiplex 740 3-yr Wty: 9/30/09 to 9/30/2012	OOB	Lobby Level	300 Tower: Service Tag # DZ67ZK1; Express Code: 30424936897	Dell.com
2010	Desk Top Printer - GM’s Office	HP LaserJet P3015dn Purchased: May 13, 2010 1-yr Wty: 5/13/2010 to 5/12/2011	OOB	Ivette’s Desk	Serial # VNBCB406WP; Mfg#: H-P-CE528A#ABA	CDW Computer Centers, Inc.
2010	Desk Top Computer - Property Asst	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010.	OOB	Pearl’s Desk	B574KM1	Dell.com
2010	Desk Top Computer - Asst. Bldg Mgr	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010.	OOB	Mary’s Desk	B582KM1	Dell.com
2010	Desk Top Computer - Server Room	PowerEdge Dell T310 System	OOB	Server Room	Service Tag: 2VL9JS1; Express Service Code: 6263733601	Carapace, Inc.
2012	LapTop Computer - G Mgr	Dell Laptop 13 inch.	OOB	Ivette’s Desk	Service Tag (S/N): CKMYFS1; Express Service Code: 27369269857	Dell purchased by Lori McKinney
2012	HP OfficeJet Pro 8600	Model#: SNPRC-1101-01; Product #: CM749A 1-yr Wty: 1/19/2012 to 1/19/2013	OOB	Print Area	Serial # CN1C31T1C6	Lori McKinney
2012	Desk Top Monitor - GMgr	Dell 22 inch Flat Panel Display	OOB	Ivette’s Desk	S/N# CN-0174R7-72872-24B-A2VU	Dell from Lori McKinney
2012	Desk Top Monitor - GMgr	Dell 22 inch Flat Panel Display	OOB	Ivette’s Desk	S/N# CN-0174R7-72872-24B-A69U	Dell from Lori McKinney
2012	Copy Machine - Server Room	Ricoh Aficio MPC2551	OOB	Server Room	Equipment ID: V9825200222	Leased from Ricoh Business Solutions
2013	OOB WIFI Unit	Ruckus ZoneFlex 7300 Series (7363)	OOB	Telco Rm	SN 543D37054B00	Allcovered
2013	Security Radio Repeater	Hytera Professional Digital Radio Repeater; Model RD982; Installed 1/8/2013	OOB	A5 LRR ElecRm	SN12529A0096; 3 antennas located in A11, A5 and P2 by Stair #1.	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	OOB	Pearl Tan	SN 12816A0492; Radio ID# 2010	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	OOB	Mary Ramsey	SN 12723D0125; Radio ID# 2011	Vision Communications

Exhibit B-2-A

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2013	Portable Radio	Hytera PD702 U(2)	OOB	Ivette Walker	SN 12723D0127; Radio ID# 2015	Vision Communications
2013	Portable Radio	Motorola SL7550	Owner’s Rep	Salvador Gutierrez	SN 682TNB2423; Radio ID# 2016	Vision Communications
2008	Desk Top Monitor - Parking	Parking Access Monitor	Parking	P-1 Parking	S/N #CN-ORY979-74261-848-6D5U	Dell
2009	Desk Top Monitor - Parking	Dell 19” Widescreen LCD SE 198 WFP 1-yr Wty: 1/1/09 to 1/1/2010	Parking	P-1 Parking	CN-OC558H-72872-89Q-OMAM	Best Buy
2009	Security IdentiPass System CPU	Dell Optiplex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/12.	Parking	P-1 Parking	Service Tag # F8MDGJ1	Dell.com
2010	Desk Top Computer - Parking Mgr	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010	Parking	P-1 Parking	B583KM1	Dell.com
2011	Desk Top Printer - Parking Mgr	HP LaserJet 2420d	Parking	P-1 Parking	S/N: CNDJF05457
2012	Brother AIO Printer - Parking Mgr	Brother Model # MFC-7460 DN; 1-yr Wty: 4/5/2012 to 4/5/2013	Parking	P-1 Parking	Serial #: U62701K1N199757	World Trade Office Supplies
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P1	SN 12723D0126; Radio ID# 2012	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P2	SN 12723D0120; Radio ID# 2013	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P3	SN 12816A0257; Radio ID# 2014	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P4	SN 12817A0326; Radio ID# 2018	Vision Communications
2007	Desk Top Printer - Security	HP LaserJet 1018; Placed in service on May 19, 2012 by Chip at Allcovered	Security	Kevin’s Desk-OOB	CNB1004493	HP.com
2009	Desk Top Monitor - Access Card	Dell Prof 1909, Wide Flat Panel DP/N OW160G: 3-yr Ltd Wty: 9/9/2009 to 9/9/2012	Security	Access Card Desk-OOB	CN-OW160G-72872-97Q-387S	Dell.com
2010	Desk Top Computer - Dir of Security	Dell Opti Plex 380 MiniTower Base 3-yr Wty: 5/6/2010 to 5/5/2013.	Security	Kevin’s Desk-OOB	Service Tag # 21QYRL1; Express Code: 4459322917; Mfg Date: 5/5/2010	Dell.com
2010	Desk Top Monitor - Dir of Security	Dell 22 inch Flat Panel Display; E2210H; 3-yr Wty: 5/3/2010 to 5/2/2013.	Security	Kevin’s Desk-OOB	DP/N OH265R; S/N: CN-OH265R-64180-047-1TGL	Dell.com
2010	Security Camera at Load Dock on P-1 Level (Camera #2)	Pelco ES3012 20X PTZ Camera at Load Dock; Ship Date: April 6, 2010. 1-yr Wty: 4/6/2010 to 4/5/2011	Security	P-1 Level	Serial Number: ABA-AP99	Universal Protection Systems

Exhibit B-2-A

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2010	Security Camera at West Monument. Camera #3 at the Plaza Level	Pelco ES3012 - 2 CLZ20PN; Ship Date: May 21, 2010. 1-yr Wty: 5/21/2010 to May 20, 2011.	Security	Plaza Level	Serial Number: ABC-CYQ8	Vision Communications
2011	Camera 4 on top of East Monument Sign	Pelco Esprit ES3012 Series - Camera (Integrated Positioning System); Installed 3/24/2011.	Security	Plaza Level	SN ABVHVW2; Pelco Esprit ES3012-2CLZ20PN	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Security	Console	SN 12816A0498; Radio ID# 2005	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Security	Patrol	SN 12816A0491; Radio ID# 2006	Vision Communications
2013	Portable Radio	Motorola SL7550	Security	Kevin Stapleton	SN 682TND2817; Radio ID# 2017	Vision Communications

Exhibit B-2-A

EXHIBIT C
Intentionally Omitted.

Exhibit C

EXHIBIT D-1
Form of California Deed
RECORDING REQUESTED BY
Fidelity National Title Insurance Company
Escrow No.
Title No:
WHEN RECORDED MAIL DOCUMENT AND
TAX STATEMENTS TO:
Sheppard Mullin Richter & Hampton, LLP
1300 I Street, NW
11th Floor East
Washington, DC 20005
Attn: Michele E. Williams, Esq.

APN: 7278-003-035 and 7278-003-036    THIS SPACE ABOVE FOR RECORDER’S USE
GRANT DEED
FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Molina Center, LLC, a Delaware limited liability company (Grantor), hereby grants to AGNL Clinic, L.P., a Delaware limited partnership (Grantee), the real property in the City of Long Beach, County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”).
This conveyance is made subject to (i) all covenants, conditions, restrictions, rights of way, easements, reservations, and other matters of record; (ii) all laws, rules and regulations governing the use and development of the Property; (iii) all matters that could be ascertained by an inspection or survey of the Property; and (iv) all non-delinquent real property taxes and general and special assessments. Grantor disclaims any and all express or implied warranties regarding the Property other than the warranty stated in subsection 1 of section 1113 of the California Civil Code.
Dated: June         , 2013
[Signature page follows]

Exhibit D-1

IN WITNESS WHEREOF, the Grantor has executed this Grant Deed as of the date and year first written above.
GRANTOR:
Molina Center, LLC,
a Delaware limited liability company
By:
Name:
Its:
ACIKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF	)

On                                  , 2013, before me,                                                                       , a Notary Public, personally appeared                                                                                        , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature

Exhibit D-1

EXHIBIT “A” TO GRANT DEED
LEGAL DESCRIPTION
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 7278-003-036

Exhibit D-1

EXHIBIT D-2
Form of Ohio Deed
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Sheppard Mullin Richter & Hampton, LLP
1300 I Street, NW
11th Floor East
Washington, DC 20005
Attn: Michele E. Williams, Esq.
GENERAL WARRANTY DEED
Molina Healthcare, Inc., a Delaware corporation (at times the “Grantor”), for Ten Dollars ($10.00) and other valuable consideration paid, grants with general warranty covenants (as defined in Section 5302.06 of the Ohio Revised Code) to AGNL Clinic, L.P., a Delaware limited partnership (at times the “Grantee”), the tax mailing address for which is c/o Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor, New York, NY 10167-0094, the following real property:
Legal Description
PARCEL 1:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being part of the 13.727 acre tract, and all of the 0.875 acre tract conveyed to 17 Land Realty Corp. by deeds of record in O.R. 14066B11 and O.R. 25716J11, respectively, records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning at a railroad spike set at the intersection of the Southerly right-of-way line of Interstate 270 (FRA-270-18.32N) and centerline of Cooper Road (60 feet in width). Said railroad spike being the Northeasterly corner of said 0.875 acre tract;
Thence South 26 deg. 55’ 00” East, a distance of 241.79 feet, along said centerline of Cooper Road and Easterly line of said 0.875 acre tract, to a railroad spike set at the Southeasterly corner of said 0.875 acre tract;
Thence North 78 deg. 47’ 04” West, a distance of 38.14 feet, along the Southerly line of said 0.875 acre tract, to an iron pin set in the Westerly right-of-way line of said Cooper Road;

Exhibit D-2

Thence South 26 deg. 55’ 00” East, a distance of 295.14 feet, along said Westerly right-of-way line of Cooper Road and along the Easterly line of said 13.727 acre tract, to an iron pin set at the point of curvature in the Northerly right-of-way line of Corporate Exchange Drive (60 feet in width) of record in Plat Book 60, Page 22 and 23;
Thence the following four (4) courses and distances along said Northerly right-of-way line of Corporate Exchange Drive and Southerly line of said 13.727 acre tract;
1.    Thence along arc of said curve to the right having a radius of 35.00 feet, a central angle of 90 deg. 00’ 00”, and a chord bearing South 18 deg. 05’ 00” West, a chord distance of 49.50 feet to the point of tangency;
2.    Thence South 63 deg. 05’ 00” West, a distance of 35.00 feet, to an iron pin found at the point of curvature;
3.    Thence along arc of said curve to the right having a radius of 270.00 feet, a central angle of 28 deg. 56’ 27”, and a chord bearing South 77 deg. 33’ 14” West, a chord distance of 134.94 feet, to an iron pin set at the point of tangency;
4.    Thence North 87 deg. 58’ 33” West, a distance of 788.06 feet, to an railroad spike set;
Thence North 02 deg. 01’ 27” East, a distance of 318.00 feet across said 13.727 acre tract to a railroad spike set in a Southerly line of the 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence South 87 deg. 58’ 33” East, a distance of 15.00 feet along said Southerly line of the 5.103 acre tract to a railroad spike set at a Southeasterly corner of said 5.103 acre tract;
Thence the following three (3) courses and distances along the Easterly lines to said 5.103 acre tract;
1.    Thence North 02 deg. 01’ 27” East, a distance of 185.00 feet, to a P.K. nail found;
2.    Thence South 87 deg. 58’ 33” East, a distance of 57.50 feet, to a railroad spike set;
3.    Thence North 02 deg. 01’ 27” East, a distance of 167.21 feet, to an iron pin set in aforesaid Southerly right-of-way line of Interstate 270 at a Northeasterly corner of said 5.103 acre tract;
Thence South 78 deg. 46’ 49” East, a distance of 677.06 feet, along said Southerly right-of-way line of Interstate 270 and partly along the Northerly line of said 13.727 acre tract and partly along the Northerly Line aforesaid 0.875 acre tract, to the point of beginning.
Containing 11.814 acres, more or less, of which 0.167 acres lies within the Cooper Road right-of-way.

Exhibit D-2

The bearings in the above description are based on the bearing of South 87 deg. 58’ 33” East, for the centerline of Corporate Exchange Drive, as shown on the dedication Plat for Corporate Exchange Drive, of record in Deed Book 60, Page 22 and 23, records of the Recorder’s Office, Franklin County, Ohio.
PARCEL 2:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 4.500 and 13.727 acre tracts conveyed to 17 Land Realty Corp. by deed of record in O.R. 14066 B11, Records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning for reference at a PK nail found at the centerline intersection of Presidential Gateway (60 feet in width) as established by the Plat of record in Plat Book 83, Page 80 and Corporate Exchange Drive (60 feet in width) as established by the Plat of record in Plat Book 60, Page 22;
Thence North 87 deg. 58’ 33” West, a distance of 329.18 feet along the centerline of Corporate Exchange Drive to a point;
Thence North 02 deg. 01’ 27” East, a distance of 30.00 feet, to a railroad spike set on the Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 acre tract and being the point of true beginning;
Thence the following three (3) courses and distances along the said Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 and 4.500 acre tracts;
1.    Thence North 87 deg. 58’ 33” West, a distance of 94.38 feet to an iron pin set at a point of curvature;
2.    Thence along the arc of said curve to the right, having a radius of 420.00 feet, a central angle of 27 deg. 22’ 54”, a chord bearing North 74 deg. 17’ 06” West, and a chord distance of 198.81 feet to an iron pin found at the point of tangency;
3.    Thence North 60 deg. 35’ 39” West, a distance of 28.10 feet to an iron pin set at a Southeasterly corner of a 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence the following two (2) courses and distance along the Easterly and Southerly lines of said 5.103 acre tracts;
1.    Thence North 02 deg. 01’ 27” East, a distance of 258.02 feet to a railroad spike set;
2.    Thence South 87 deg. 58’ 33” East, a distance of 312.50 feet to a railroad spike set;
Thence South 02 deg. 01’ 27” West, a distance of 318.00 feet across said 13.727 acre tract to the point of true beginning, containing 2.183 acres; more or less, subject to all easements, restrictions and rights-of-way of record.

Exhibit D-2

Subject to (1) zoning ordinances, (2) real estate taxes and assessments, not yet due and payable, (3) easements, restrictions, covenants, reservations and conditions of record which do not adversely affect the use or value thereof.
Parcel Nos.: 600-122680 and 600-215203
Property Address:    3000 Corporate Exchange Drive, Columbus, Ohio.
Prior instrument reference AFN 201212200196229, Franklin County Records.
[Signature Page Follows]

Exhibit D-2

In witness whereof, Molina Healthcare, Inc., through its duly authorized representative, has set its hand this              day of                      , 2013.
Molina Healthcare, Inc.,
a Delaware corporation
By:
Print Name:
Title:

STATE OF CALIFORNIA	)
	)	SS:
COUNTY OF	)

Before me, the undersigned, a notary public in and for said county and state on this day personally appeared                              , the                                            of Molina Healthcare, Inc., a Delaware corporation, who acknowledged that he/she did sign the foregoing instrument in such capacity and that the same is his/her free act and deed and the free act and deed of said corporation.
In witness whereof, I have hereunto subscribed my name and affixed my official seal at                                      ,                       this               day of                     , 2013.

Notary Public

Exhibit D-2

EXHIBIT E-1
BILL OF SALE AND ASSIGNMENT
MOLINA HEALTHCARE, INC.,
a Delaware corporation,
to
AGNL CLINIC, L.P.,
a Delaware limited partnership
KNOW ALL MEN BY THESE PRESENTS, that Molina Healthcare, Inc., a Delaware corporation (“Seller”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid by AGNL Clinic, L.P., a Delaware limited partnership (“Purchaser”), at or before the sealing and delivery of these presents, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, assign, bargain, sell, transfer and deliver unto Purchaser the following (the “Personal Property”):
all machinery and equipment listed and described on Exhibit B attached hereto and made a part hereof owned by Seller and located on property (the “Property”) situate in the City of Columbus, Franklin County, Ohio as described on Exhibit A attached hereto and made a part hereof;
all certificates of occupancy of Seller, and all licenses, permits, and approvals, if any, which are mandated or necessary to own and operate the Property.
any warranties or guaranties in the possession of Seller and given by any contractor, manufacturer or materialmen in connection with the construction, maintenance, repair or renovation of the Property;
all plans and drawings with respect to the Property in the possession of Seller.
TO HAVE AND TO HOLD the Personal Property unto Purchaser, its successors and assigns, to and for its own proper use and benefit forever.
This Bill of Sale shall be governed by the laws of the State of Ohio.
This Bill of Sale and the provisions contained herein shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors, legal representatives and assigns.
This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

Exhibit E-1

[No further text on this page. Signature page follows.]

Exhibit E-1

IN WITNESS WHEREOF, Seller and Purchaser have caused this Bill of Sale to be executed on its behalf, this _____ day of June, 2013.
SELLER:
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Title:
PURCHASER:
AGNL CLINIC, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its general partner

By:	AGNL Manager II, Inc., a Delaware corporation, its manager
By:
Name: Gordon J. Whiting
Title: President

Signature Page to OH
Bill of Sale
Exhibit E-1

Exhibit A
LEGAL DESCRIPTION
●    PARCEL 1:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 13.727 acre tract, and all of the 0.875 acre tract conveyed to 17 Land Realty Corp. by deeds of record in O.R. 14066 B11 and O.R. 25716 J11, respectively, records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning at a railroad spike set at the intersection of the Southerly right-of-way line of Interstate 270 (FRA-270-18.32N) and centerline of Cooper Road (60 feet in width). Said railroad spike being the Northeasterly corner of said 0.875 acre tract;
Thence South 26 deg. 55’ 00” East, a distance of 241.79 feet, along said centerline of Cooper Road and Easterly line of said 0.875 acre tract, to a railroad spike set at the Southeasterly corner of said 0.875 acre tract;
Thence North 78 deg. 47’ 04” West, a distance of 38.14 feet, along the Southerly line of said 0.875 acre tract, to an iron pin set in the Westerly right-of-way line of said Cooper Road;
Thence South 26 deg. 55’ 00” East, a distance of 295.14 feet, along said Westerly right-of-way line of Cooper Road and along the Easterly line of said 13.727 acre tract, to an iron pin set at the point of curvature in the Northerly right-of-way line of Corporate Exchange Drive (60 feet in width) of record in Plat Book 60, Page 22 and 23;
Thence the following four (4) courses and distances along said Northerly right-of-way line of Corporate Exchange Drive and Southerly line of said 13.727 acre tract;
1.    Thence along arc of said curve to the right having a radius of 35.00 feet, a central angle of 90 deg. 00’ 00”, and a chord bearing South 18 deg. 05’ 00” West, a chord distance of 49.50 feet to the point of tangency;
2.    Thence South 63 deg. 05’ 00” West, a distance of 35.00 feet, to an iron pin found at the point of curvature;
3.    Thence along arc of said curve to the right having a radius of 270.00 feet, a central angle of 28 deg. 56’ 27”, and a chord bearing South 77 deg. 33’ 14” West, a chord distance of 134.94 feet, to an iron pin set at the point of tangency;
4.    Thence North 87 deg. 58’ 33” West, a distance of 788.06 feet, to an railroad spike set;
Thence North 02 deg. 01’ 27” East, a distance of 318.00 feet across said 13.727 acre tract to a railroad spike set in a Southerly line of the 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence South 87 deg. 58’ 33” East, a distance of 15.00 feet along said Southerly line of the 5.103 acre tract to a railroad spike set at a Southeasterly corner of said 5.103 acre tract;

Exhibit E-1

Thence the following three (3) courses and distances along the Easterly lines to said 5.103 acre tract;
1.    Thence North 02 deg. 01’ 27” East, a distance of 185.00 feet, to a P.K. nail found;
2.    Thence South 87 deg. 58’ 33” East, a distance of 57.50 feet, to a railroad spike set;
3.    Thence North 02 deg. 01’ 27” East, a distance of 167.21 feet, to an iron pin set in aforesaid Southerly right-of-way line of Interstate 270 at a Northeasterly corner of said 5.103 acre tract;
Thence South 78 deg. 46’ 49” East, a distance of 677.06 feet, along said Southerly right-of-way line of Interstate 270 and partly along the Northerly line of said 13.727 acre tract and partly along the Northerly line aforesaid 0.875 acre tract, to the point of beginning.
Containing 11.814 acres, more or less, of which 0.167 acres lies within the Cooper Road right-of-way.
The bearings in the above description are based on the bearing of South 87 deg. 58’ 33” East, for the centerline of Corporate Exchange Drive, as shown on the dedication Plat for Corporate Exchange Drive, of record in Deed Book 60, Page 22 and 23, records of the Recorder’s Office, Franklin County, Ohio.
PARCEL 2:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 4.500 and 13.727 acre tracts conveyed to 17 Land Realty Corp. by deed of record in O.R. 14066 B11, Records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning for reference at a PK nail found at the centerline intersection of Presidential Gateway (60 feet in width) as established by the Plat of record in Plat Book 83, Page 80 and Corporate Exchange Drive (60 feet in width) as established by the Plat of record in Plat Book 60, Page 22;
Thence North 87 deg. 58’ 33” West, a distance of 329.18 feet along the centerline of Corporate Exchange Drive to a point;
Thence North 02 deg. 01’ 27” East, a distance of 30.00 feet, to a railroad spike set on the Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 acre tract and being the point of true beginning;
Thence the following three (3) courses and distances along the said Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 and 4.500 acre tracts;
1.    Thence North 87 deg. 58’ 33” West, a distance of 94.38 feet to an iron pin set at a point of curvature;
2.    Thence along the arc of said curve to the right, having a radius of 420.00 feet, a central angle of 27 deg. 22’ 54”, a chord bearing North 74 deg. 17’ 06” West, and a chord distance of 198.81 feet to an iron pin found at the point of tangency;

Exhibit E-1

3.    Thence North 60 deg. 35’ 39” West, a distance of 28.10 feet to an iron pin set at a Southeasterly corner of a 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence the following two (2) courses and distance along the Easterly and Southerly lines of said 5.103 acre tracts;
1.    Thence North 02 deg. 01’ 27” East, a distance of 258.02 feet to a railroad spike set;
2.    Thence South 87 deg. 58’ 33” East, a distance of 312.50 feet to a railroad spike set;
Thence South 02 deg. 01’ 27” West, a distance of 318.00 feet across said 13.727 acre tract to the point of true beginning, containing 2.183 acres, more or less, subject to all easements, restrictions and rights-of-way of record.

Exhibit E-1

Exhibit B
Machinery and Equipment
The term “Columbus Property Other Assets” means (a) all “fixtures”, as defined by Section 9- 102(a)(41) of the Uniform Commercial Code as adopted by the State of New York, owned by Seller and that are now or hereafter affixed or attached to or installed in the Columbus Real Property or the Columbus Improvements (the “Columbus Fixtures”), (b) all of the following, if and to the extent affixed to the Columbus Real Property or the Columbus Improvements and owned by Seller (even if not constituting Fixtures) (collectively, the “Columbus Property Equipment”): built-in fittings and built-in major appliances, including all electrical, anti‑pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, and (c) all Columbus Intangible Property; provided, however, notwithstanding the foregoing, Columbus Property Other Assets expressly excludes each and all of the following items (collectively, the “Columbus Property Excluded Items”):

1.
all personal property located at the Columbus Real Property or the Columbus Improvements including, without limitation, all computers and other information technology devices, but excluding all items described in clause (b) of the definition of Columbus Property Other Assets; and

2.	those other items (regardless of whether such items constitute Fixtures) described on Exhibit B-1 hereof.

Exhibit E 1

Exhibit B-1

Qty	Mfg	Description	Model#	Location
1	Aircycle	Bulb eater	55VRSU	Shop
1	Westward	Toolbox		Shop
1	CLC	Toolbag		Shop
2	Maha	Battery Charger		Shop
1	Dayton	Leaf Blower		Fire pump room
1	Briggs	Generator 5500 watts		Fire pump room
1	Ariens	Snow blower		Fire pump room
1	Snow Ex	Salt speader		Switch Gear cage
1	Rubbermaid	Light bulb cart		Storage
1	Ridgid	Drain snake		Shop
1	Dewalt	Air compressor		Shop
1	Dewalt	18V Drill		Shop
1	Dewalt	18V Impact Drill		Shop
1	Dewalt	18V Circular saw		Shop
1	Dewalt	18V Reciprocating saw		Shop
1	Dewalt	Bench grinder		Shop
1	Dewalt	Masonry bit set		Shop
1	Dewalt	Drill bit set		Shop
1	Westward	Bench grinder		Shop
1	Stanley	25ft Tape measure		Shop
1	Irwin	Paddle bit set		Shop
1	Fluke	Multimeter		Shop
1	Fluke	Infared thermometer		Shop
1	Ideal	Amp clamp		Shop
1	Streamlight	Flashlight		Shop
1	Klien	10 in 1 screw driver		Shop
4	Vise Grip	Pliers		Shop
3	Westward	Adjustable wrenches		Shop
1	Westward	Wrench set		Shop
1	Westward	Socket set		Shop
1	Stanley	Utility knife		Shop
1	Stanley	Tripod light		Shop
3	Westward	Pliers		Shop
1	Elkind	Allen wrench set		Shop
1	Megapro	15 in 1 screw driver		Shop
1	Brother	Printer	MCF845CW	Shop
1	Dell	Computer		Shop
1	Rigid	Hand snake		Shop
1	Zicron	Stud Finder		Shop

Exhibit E-1

1		Scafold 4ft	Shop
1		5 gallon gas can	Fire pump room
1		2 gallon gas can	Fire pump room
1	Ridgid	Power washer 3300psi	Fire pump room
1	Shop Vac	Sweeper	Switch Gear cage

Exhibit E-1

EXHIBIT E-2
Form of Long Beach Property Bill of Sale
BILL OF SALE AND ASSIGNMENT
MOLINA CENTER, LLC,
a Delaware limited liability company,
to
AGNL CLINIC, L.P.,
a Delaware limited partnership
KNOW ALL MEN BY THESE PRESENTS, that Molina Center, LLC, a Delaware limited liability company (“Seller”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid by AGNL Clinic, L.P., a Delaware limited partnership (“Purchaser”), at or before the sealing and delivery of these presents, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, assign, bargain, sell, transfer and deliver unto Purchaser the following (the “Personal Property”):
all machinery and equipment listed and described on Exhibit B attached hereto and made a part hereof owned by Seller and located on property (the “Property”) situate in the City of Columbus, Franklin County, Ohio as described on Exhibit A attached hereto and made a part hereof;
all certificates of occupancy of Seller, and all licenses, permits, and approvals, if any, which are mandated or necessary to own and operate the Property.
any warranties or guaranties in the possession of Seller and given by any contractor, manufacturer or materialmen in connection with the construction, maintenance, repair or renovation of the Property;
all plans and drawings with respect to the Property in the possession of Seller.
TO HAVE AND TO HOLD the Personal Property unto Purchaser, its successors and assigns, to and for its own proper use and benefit forever.
This Bill of Sale shall be governed by the laws of the State of California.
This Bill of Sale and the provisions contained herein shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors, legal representatives and assigns.

Exhibit E-2

This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.
[No further text on this page. Signature page follows.]

Exhibit E-2

IN WITNESS WHEREOF, Seller and Purchaser have caused this Bill of Sale to be executed on its behalf, this _____ day of June, 2013.
SELLER:
MOLINA CENTER, LLC,
a Delaware limited liability company
By:
Name:
Title:
PURCHASER:
AGNL CLINIC, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its general partner

By:	AGNL Manager II, Inc., a Delaware corporation, its manager
By:
Name: Gordon J. Whiting
Title: President

Signature Page to CA
Bill of Sale
Exhibit E-2

Exhibit A
LEGAL DESCRIPTION
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 72787-003-036

Exhibit E-2

Exhibit B
Machinery and Equipment
The term “Long Beach Property Other Assets” means (a) all “fixtures”, as defined by Section 9-102(a)(41) of the Uniform Commercial Code as adopted by the State of New York, owned by Seller and that are now or hereafter affixed or attached to or installed in the Long Beach Real Property or the Long Beach Improvements (the “Long Beach Fixtures”), (b) all of the following, if an to the extent affixed to the Long Beach Real Property or the Long Beach Improvements and owned by Seller (even if not constituting Fixtures) (collectively, the “Long Beach Property Equipment”): built-in fittings and built-in major appliances, including all electrical, anti‑pollution, heating, lighting (including hanging fluorescent lighting), incinerating, power, air cooling, air conditioning, humidification, sprinkling, plumbing, lifting, fire prevention, fire extinguishing and ventilating systems, devices and machinery and all engines, pipes, pumps, tanks (including exchange tanks and fuel storage tanks), motors, conduits, ducts, steam circulation coils, blowers, steam lines, compressors, oil burners, boilers, doors, windows, loading platforms, lavatory facilities, stairwells, fencing (including cyclone fencing), passenger and freight elevators, overhead cranes and garage units, and (c) all Long Beach Intangible Property; provided, however, notwithstanding the foregoing, Long Beach Property Other Assets expressly excludes each and all of the following items (collectively, the “Long Beach Property Excluded Items”):

1.
all personal property located at the Long Beach Real Property or the Long Beach Improvements including, without limitation, all computers and other information technology devices, but excluding all items described in clause (b) of the definition of Long Beach Property Other Assets; and

2.	those other items (regardless of whether such items constitute Fixtures) described on Exhibit B-1 hereof.

Exhibit E-2

Exhibit B-1
Other Long Beach Property Excluded Items
(attached)

Exhibit E-2

TOOL INVENTORY

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Ridged	24” bolt cutter
1	Fluke	Multimeter	73 III
1	Yellow Jacket	Super Evac LCD Vacuum Gauge	69070
1	Lisle	Ring Compressor wrinkle band	21700
1	Zim	Piston Ring Expander
1	DeWALT	Cordless Drill 12v	1PZ14
1	Makita	Cordless Drill 9.c Volts (ANGLE)	DA391DW
1		One Way Screw Remover tool	PH-17061
1	Ritchie	Manifold Charging Set	41212
1	Ritchie	Valve Stem wrench 1⁄4” 3⁄16” 5⁄16” 3⁄8”	60613
1	Ritchie	Big mini tubing cutter 1 1⁄8” max.	60142
1	Fluke	Clamp Meter Amps/volts/ohms	322
1	RIGID	Tubing Cutter	154
1	ShopVac	Dry/Wet Vacuum
2	Vaughn	Ball Pein Hammers 12 oz.
1	Armstrong	1⁄2” Drive Adapter 3⁄4” Male	12-952
1	Armstrong	1⁄2” Drive Adapter 3⁄8” Male	12-951
1	Allen	1⁄2” Drive Quick Release Ratchet	12800
1	Proto	1⁄2” Drive Flex Head Handle Breaker bar 18 5⁄8”	5468
1		U-Shaped Claw and Offset chisel Bar 24”	No I.D. Markings
2	Supco	HVAC/R Current Probe With Microamps	CPH 100
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Motorola	UHF Portable Handheld Radio	HT 750
1	Harris	TS30 Test Set Portable handset	7530
1 set	C. S. Osborne	Hole Punch Set (6)
4		Misc. Hole Punch Tools
1		Combination TEE
1	Proto	Snap Ring Pliers	391
	Proto	Ignition Set Wrenches	3200C
1 set	Milwaukee	Flat Boring Bit Kit	49-22-0071
1	Stanley	Side Cutters	84-133
22		Misc. Files
1	Lenox	File Brush
1	Zim	Piston Ring Expander	204
1		Piston Ring Compression Tool
1	Imperial Eastman	Tubing Bender	368-FH
1		Heavy Duty Puller
1	UT	3⁄8” Air Ratchet & Sockets
1	Vise Grip	9” Locking Welding Clamp

Exhibit E-2

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Proto	Small Puller
1 set	Allen	15 pc. Metric Long Arm Hex Key Set
2		Star Wrenches Lug Nut Removal Tool
2	Flex-Hone	Cylinder Wall Deglazer hones
1	Proto	¾” Drive Ratchet
1	Proto	¾” Drive Breaker Bar
1	Turbo Cat III	Floor Dryer	4390-00
1		Oxy-Ace Welding Set Lg.
1		Oxy-Ace Welding Set Sm.
1		Hex L-Key Set 12 pc.
1		Metric Hex L-Key Set 9 pc.
18	Proto	Assorted Open End Wrenches
1 set	Proto	Ratchet Box End Wrench
7	Proto	3⁄8” Swivel Head Socket
1	Unibit	Step Drill 1⁄8” to ½”
1	Proto	Torque Wrench ½ Drive
1	Utica	3⁄8” Inch Pound Torque Wrench
1	Proto	½” Speed Handle
1	Proto	3⁄8” Speed Handle
1 set	Proto	3⁄8 and ½” Drive Hex
12	Proto	Metric Open-Box Wrenches
1 set	Taiwan	Torx Head Drivers
30		Assorted Allen Wrenches
11		Assorted Screw Drivers
9		Nut Drivers
1	Imperial	Tubing Cutter
1	Proto	Snap Ring Pliers
4		Vise Grips Pliers
7		Assorted Masonry Drill Bits
1	Proto	Small Gear Puller	4205-B
1 set	Jawco	Hex Dies
1 set	Buck Bros.	Wood Chisels (6)
1	Irwin	Expansive Wood Bit
1	Greenlee	Knockout Punch Set
1	Marson	Rivit Gun	HP-2
1	Desmond	Stone Dresser
1		Slag Remover Chipping Hammer
1	Raytek	Noncontact Thermometer	ST2
1	Amprobe	Test Master
1	Pasar	Current Tracer
1	Sensit RFC	Refrigerant Gas Leak Detector	RFC-1
1	Check-it	Digital Psychrometer Set	622
1	Environmental Tectonics	Psychometric Chart
1	General Electric	Foot Candle Meter
1	Electro-Therm	Digital Thermometer	SH66
1	Robertshaw	Receiver Controller and Transmitter Calibration Kit	900-012
1	Starrett	Dial Indicator	25-144

Exhibit E-2

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Dewalt	Cordless Drill 12v	DW972
1	Makita	Cordless Drill 12v	6311D
1	Makita	Cordless Drill 9.6v	6095D
1	Makita	Cordless Drill 9.6v	6093D
1	Makita	Cordless Drill 7.2v	DA3000D
1	Proto	Roll Away Tool Box
1	Ilco Unican	Key Duplicater Machine	17
1	RIDGID	Vise
1	Vaco	T-Handle Hex Keys (set)	90153
1	K-D	T-Handle Hex Keys (set)
1 set	Proto	Ratchet, Extensions, Sockets 3⁄8”
1 set	Proto	Ratchet, Extensions, Sockets 1⁄2”
1 set	Proto	Ratchet, Extensions, Sockets 3⁄4”
1 set		Pipe Thread Taps (6)
14	Proto	Assorted Punches and Chisels
7	Proto	Socket End-Open End Wrench
1		50w 12v Drop Light
1	Magnehelic	2” of Water Capacity
1	Magnehelic	1” of Water Capacity
1	Weller	Soldering Gun	TC-202
2	Powr-Grip	Vacuum-Attaching Hand Tool	LJ6VH
1 set	Armstrong	QuickRelease Ratchet Set
2	Sellstrom	Gas Welding Goggles
1	RIDGID	Lever Bender	408
1	Magnehelic	3” of Water Capacity
3	Bacharach	Tempscribe
1	Dickson	Tempscribe
1	Schlage	Boring Jig	40-012
1	Amprobe	AMP, Volt, OHM Meter	ACD-11
1	Simpson	Volt, OHM Meter	260
1	Solomat	IAQ Monitoring System
1	Starrett	Dial Caliper	120A-6
1	Simpson	Therm-O-Meter	389
1	Leviton	Splice Pro Tool	49550
1	Yellow Jacket	Schrader Valve Removal Tool
1	TIF	Automatic Halogen Leak Detector	6000
1		Digital Light Meter	DLM2
1	TIF	Capacitor Tester	660
1	UE1	Digital Multimeter	DM383
1	Amprobe	Fastemp
2	Lenox	Hole Saw Kits		P1 Shop
1	Dayton	8 Piece Silver and Deming Drill Set	1 AO5O
1	Milwaukee	Heavy Duty Electric Impact Wrench
1	Kett	Power Shear	K-100
1		Nut Driver Power Drill
1	Lenox	Hacksaw	4012
1	Christie	Portable Car-Start	CS-2

Exhibit E-2

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Wilmar	2¼ ton Floor Jack	W-1634
1	Kodiak	Shovel	72830
1	Dayton	Ratchet Puller	2Z449-B
1	Ramset	Powder Actuated Tool	4170
1	Hilti	Powder Actuated Tool	DW451
1	Dewalt	7” Angle Grinder	DW474
1	Milwaukee	7 ¼” Circular Saw	6365
1	Milwaukee	Rotary Hammer
1	Milwaukee	3⁄8” Drill
1	Black & Decker	3⁄8” Drill
1	Black & Decker	Rotary Hammer
1	Master	Heat Gun	HG-751B
1	WEN	Electric Pencil Engraver	21
1	Vibro-Graver	Electric Engraver	74
1	Black & Decker	Butane Gas Soldering Gun
1	Master	Butane Gas Soldering Gun	UT-100si
1	Arrow Fastener	Staple Gun	T-50m
1	Dwyer	Visi-Float Flowmeter	VFB-55-BV
1	Allpax	Gasket Cutter
2	Proto	Crescent Wrench 16”		One in Each Mech. Rm.
1	Proto	Crescent Wrench 12”		One in Each Mech. Rm.
1	Mayes	Level 24”		One in Each Mech. Rm.
2	Pony	‘C’ Clamps	245	One in Each Mech. Rm.
2	Pony	‘C’ Clamps	246	One in Each Mech. Rm.
1	Uniweld	Manifold Gauge Set	FL33312	One in Each Mech. Rm.
1		Manifold Gauge Set	4 Port	One in Each Mech. Rm.
1		12v Drop Light
1	Empire	Level 48”
3		‘T’ Squares 24”
1		‘T’ Squares 48”	Wood
1	Johnson	48” Straight Edge	TS48M
1	Ridgid	36” Bolt Cutters
1	Millers Falls	Sledge Hammer
1		5’ Pry Bar
1	DeWALT	Heavy Duty 4½” Small Angle Grinder	DW818
1	Makita	Finishing Sander	B04530
1	Skil	Soldering Gun	2410
1	Milwaukee	Jig Saw
1	Dremel	Dremel Variable Speed Grinder
2 sets	Ace	Tap & Die Set	614
1	Desco	Tap & Die Set #4 thru 1”	44348
1	Milwaukee	3⁄8” Hammer Drill

Exhibit E-2

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
1	Milwaukee	Sawzall
1	Weller	Soldering Gun	8200N
1	Milwaukee	Heavy Duty ½” Drill
1	Craftsman	Drill Press 17” 16sp ¾ h.p.		P1 Shop
1	Speedaire	Air Compressor		P1 Shop
1	Graymills	Parts Cleaner/Washer	DM 136	P1 Shop
1	Milwaukee	Bench Grinder 7”		P1 Shop
2	RIDGID	Aluminum Pipe Wrench	836 36”	P1 Shop
1	RIDGID	Aluminum Pipe Wrench	824 24”	P1 Shop
1	RIDGID	Pipe Cutter 1⁄8”-2”	No. 202	P1 Shop
1	Chicago Specialty	Pipe Cutter 1”-3 1⁄8”	No. 3720	P1 Shop
1 set	RIDGID	Thread Cut Set 1⁄8”-2” Pipe		P1 Shop
1	RIDGID	115v Power Threader	700	P1 Shop
1	RIDGID	Spiral Reamer	No. 2-S	P1 Shop
2	Jorgensen	“C” Clamp 6”	176	P1 Shop
2	Jorgensen	“C” Clamp 4”	174	P1 Shop
1	Proto	“C” Clamp 2”	402	P1 Shop
1	Armstrong	“C” Clamp 8”	78-408	P1 Shop
1	RIDGID	Flare	No. 459 45°	P1 Shop
1	Proto	Flaring Tool	No. 351 45°	P1 Shop
1	RIDGID	Basin Wrench	No. 1017	P1 Shop
1	RIDGID	Hex Wrench	No. 11	P1 Shop
1	RIDGID	Offset Hex Wrench	No. E-110	P1 Shop
1 set	Proto	Open End Box Wrench	3⁄8” to 1¼”	P1 Shop
2	Proto	Brass Hammer		P1 Shop
1		Plastic Mallet		P1 Shop
2	Proto	Rubber Mallets		P1 Shop
1		Ball Peen Hammer 32 oz.		P1 Shop
1	Stanley	Claw Hammer		P1 Shop
1	Vauguan	Ball Peen Hammer 16 oz.		P1 Shop
3	Wiss	Tin Snips		P1 Shop
1	RIDGID	Spud Wrench	No. 342	P1 Shop
2	Sloan Valve	Universal Wrench		P1 Shop
4	Rachex	Ratchet Action Wrench	10-17mm Box Wrench	P1 Shop
1	Lincoln	Wire Feed Welder SP175 T	Link 2302-1
1	Pro Star	Welding Helmet Auto Darkening	FIB HPD1-F10
1	J/B	Deep Vacuum Pump 10FM ½ hp	DV-285N
1	Makita	Portable Cut-off (Chop Saw)	2414NB
1	BernzOmatic	High Temperature Torch	TS 4000T
1	LSI	Cordless Spotlight	RC-1100N
1	Channel Lock	21” Channel Lock Pliers
1	Skil	7¼” Circular Saw	5400
1	Honda	Portable Generator	EM 5000SX
1	Schumacher	Battery Charger	SE4022
1	Pinnacle	Refrigerant Recovery Unit
1	Fluke	Volt-OHM Tester	T+Pro
1	AEMC	Megohm Tester	1026

Exhibit E-2

Qty	Mfg	Description	Model # (If Applicable)	Location (If Applicable)
3	DeWALT	14.4v Cordless Drill
1	Armstrong	10 pc. Claw Foot (Open End)
1	Empire	4’ Level Aluminum
1	Armstrong	3⁄8” Socket Set MM 13pcs.
1	Armstrong	3⁄8” Socket Set MM (Long) 12 pcs.
1	Proto	¼” Socket Set
1	Proto	3⁄8” Socket Set
4	Wood’s	Powr-Grip 8”	N4950
1	Milwaukee	Portable Band Saw
1	Milwaukee	Roto Hammer	5318-21
1	CPS	Thermo-Psychrometer	TM360
1	RIDGID	Hand Held Drain Cleaning Machine	K45
1	Milwaukee	18v Sawzall & Charger
2	Dayton	Pump Out Wet Vac	6AKY1
1	Fluke	Clamp On Meter Amp Probe	324
1	Milwaukee	120v Sawzall
1	Ridgid	Pipe Breaker	276
1	Dayton	8” Bench Grinder ¾hp	2LKR9
1	Weller	120v Solding Gun	SP23L
1	Master	Gas Solding Gun Ultratorch	UT-40Si
1	Milwaukee	Electric ½” Drill 5320010330067
1	Genie	1 Person Lift
1	Genie	Material Lift
1	Eureka	Hepa Vacuum Cleaner
1		Fence Post Installer
1		Cherry Picker
1	Husky	5 Piece Reversible Ratching Wrenches	SKU630699
1	Greenlee	Circuit Seeker	CS8000
1	Arrow Crane Hoist	Iron 1 ton Capacity Hoist	B-9620
1	SPANCO Inc	Aluminum 1 ton Capacity Hoist	1ALU1212B
1	Coffing	1 ton Chainfall
1	CM	Electric 1 ton Hoist	WL 480v
1	Tom Cat	Walk Behind Floor Scrubber

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
1999	Desk Top Multiplex - Security	Pelco Multiplexer MX4016 CS	Console	Plaza Level	6644 9F	Sentry Control Systems
2009	Security Camera System Monitor	Samsung SMT-1922 19 1-yr Wty: 4/1/09 to 4/1/2010	Console	Lobby Level	Serial # Y3OC3VUQ900002	CDW Computer Centers, Inc.
2009	Security Camera System Monitor	Planar PL1520M 15 SPK Part Number 997-3266-00 1-yr Wty: 3/27/09 to 3/27/2011	Console	Lobby Level	Serial # P96886JA25192	CDW Computer Centers, Inc.
2009	Security IdentiPass System CPU	Dell Optiplex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/2012	Console	Lobby Level	Service Tag # H8MDGJ1	Dell.com
2013	Desk Top Keyboard - Security Console	Pelco KBD300A Keyboard Vari-speed Pan, Tilt & Zoom Joystick; Model #KBD300A. Installed 1/8/2013	Console	Lobby Level	SN ACW-VP J8	Vision Communications
2013	Security DVR	Pelco Hybrid Video Recorder 16 channel (DVR); Model DX4816-2000; Installed 1/8/2013	Console	Lobby Level	SN ACV-2002	Vision Communications
2000	Desk Top Printer - Engineer	HP DeskJet 842C	Engineer	P-1 Level	CN01M1P0W8	KDC
2005	Desk Top Monitor - Engineer	1704FPTt-HVAC Monitor	Engineer	P-1 Level	CNOY42997161856AANJH	Dell Computer Corporation
2010	Desk Top Printer - Chief Engr’s Office	HP LaserJet P2035n Purchased: May 13, 2010 1-yr Wty: 5/13/2010 to 5/12/2011	Engineer	P-1 Level	Serial # CNB9D27365; Mfg#: H-P-CE462A#ABA	CDW Computer Centers, Inc.
2010	Desk Top Computer - Chief Engr	Dell Opti Plex 380 MiniTower Base 3-yr Wty: 5/6/2010 to 5/5/2013	Engineer	P-1 Level	Service Tag $ 21QTRL1; Express Code: 4459089637; Mfg Date: 5/5/2010	Dell.com
2010	Desk Top Monitor - Chief Engr	Dell 22 inch Flat Panel Display; E2210H; 3-yr Wty: 5/3/2010 to 5/2/2013	Engineer	P-1 Level	DP/N OH265R; S/N: CN-OH265R-64180-047-1USL	Dell.com

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2010	Desk Top Computer - Engineer - Chief Engineer’s Andover HVAC System	Dell OptiPlex380 – Intel Core 2 Duo 2.93 Ghz, 4 GB, 160 GB 7200 RPM SATA HD, 16X DVD-ROM; Service Tag: BCG1PN1; Express Service Code: 24697153549	Engineer	P-1 Level	Windows 7 Pro/OA; Product key: TMXCJ-2VBY4-WV43H-R4TH4-HRDTVX16-96076; 00186-77-094-237; OKXGVD	CGB Enterprises
2012	Printer - Engineers’ Lunch Room	HP DeskJet 5650	Engineer	P-2 Level	SN MY7CL1R1JP	Dell
2012	Desk Top Monitor - Engineers’ Lunch Rm	Model # E1911C; 22 inch Monitor	Engineer	P-2 Level	SN CN-ONO1VP-64180-219-1C9B	Dell
2012	Desk Top Computer - Engineers’ Lunch Rm	Model # Core i5; Windows 7; Product Key# 328HW-M472H-GDMW7-4JK32-2H8M9	Engineer	P-2 Level	Service Tag # 1KMMJS1; Express Service Code: 3424109473	Dell
2013	Desk Top Computer - New HVAC System	Dell OptiPlex 990; Intel Core i5; Windows 7; Product Key: 7Q2F2-7WTHG-W8TWR-YH4XP-TKC2W	Engineer	P-1 Level	Service Tag # CVVPYV1; Express Service Code: 28049119165	Emcor
2013	Desk Top Monitor - New HVAC System	LG 32 inch Monitor LS-34; 32LS3410	Engineer	P-1 Level	SN 209MXLS7Q352	Emcor
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Craig Aydelott	SN 12816A0500; Radio ID# 2001	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Esteban Diaz	SN 12816A0496; Radio ID# 2002	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Alfonso Oregel	SN 12816A0497; Radio ID# 2003	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Richard Marshall	SN 12816A0499; Radio ID# 2004	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Engineer	Jeremiah Lees	SN 12918A0200; Radio ID# 2020	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Claudia Motte-Alvarez, J1	SN 12816A0495; Radio ID# 2007	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Nancy Hernandez, J2	SN 12816A0494; Radio ID# 2008	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Alex Passarelli, J3	SN 12816A0493; Radio ID# 2009	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Janitorial	Hector Nunez	SN 12918A0199; Radio ID# 2019	Vision Communications

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2013	Lobby Level Directory Monitor	Panasonic 42 inch	Lobby	Lobby Level	SN MB21580709; 200 Twr	Jet Communications
2013	Lobby Level Directory Monitor	Panasonic 42 inch	Lobby	Lobby Level	SN MD22360382; 300 Twr	Jet Communications
2003	Desk Top Printer - Guest Room	HP Photosmart 7550 (Color)	OOB	Guest Desk	CN2BS4214N	World Trade Office Supplies
2005	Desk Top Monitor - Guest Room	1704FPTt	OOB	Guest Desk	CNOY42997161856AANM5	Dell Computer Corporation
2005	Desk Top Monitor - Server Room	E153FP	OOB	Server Room	CNOC53696418053UOL5H	Dell Computer Corporation
2005	Desk Top Computer - Guest Room	DHS Mfg Date: 07 20 05	OOB	Guest Desk	6XWKY71	Dell Computer Corporation
2007	Desk Top Printer - Guest Room	HP Photosmart D7260 (Color)	OOB	Guest Desk	MY789U2 NH	HP.com
2009	Desk Top Monitor - Asst. Bldg Mgr	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Mary’s Desk	CN-0F532H-74445-93Q-AM6S	Dell.com
2009	Desk Top Monitor - Asst. Bldg Mgr	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Mary’s Desk	CN-0F532H-74445-93Q-ANDS	Dell.com
2009	Desk Top Monitor - Property Asst	Dell 22” LCD DP/N 0F532H 2208 WFP 3-yr Wty: 5/7/09 to 5/7/2012	OOB	Pearl’s Desk	CN-0F532H-74445-93Q-AN9S	Dell.com
2009	Security IdentiPass System CPU	DellOptiPlex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/2012	OOB	Access Card Desk-OOB	Service Tag # BJFDGJ1	Dell.com
2009	Desk Top Scanner - Print Area	HP ScanJet 7650n; Model: (1P): L1943A; Option: (30P): B1H 1-yr Wty: 5/18/09 to5/17/2010	OOB	Print Area	CN87KT1129	CDW Computer Centers, Inc.
2009	Conference Room TV Monitor	Sharp LC-42SB45UT: 1-yr Wty: 9/4/09 to 9/8/10	OOB	Confce Rm	905817411	Kelty Co.

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2009	Lobby Level CPU for Directory	Dell Optiplex 740 3-yr Wty: 9/30/09 to 9/30/2012.	OOB	Lobby Level	200 Tower: Service Tag # FZ67ZK1; Express Code: 34778501569	Dell.com
2009	Lobby Level CPU for Directory	Dell Optiplex 740 3-yr Wty: 9/30/09 to 9/30/2012	OOB	Lobby Level	300 Tower: Service Tag # DZ67ZK1; Express Code: 30424936897	Dell.com
2010	Desk Top Printer - GM’s Office	HP LaserJet P3015dn Purchased: May 13, 2010 1-yr Wty: 5/13/2010 to 5/12/2011	OOB	Ivette’s Desk	Serial # VNBCB406WP; Mfg#: H-P-CE528A#ABA	CDW Computer Centers, Inc.
2010	Desk Top Computer - Property Asst	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010.	OOB	Pearl’s Desk	B574KM1	Dell.com
2010	Desk Top Computer - Asst. Bldg Mgr	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010.	OOB	Mary’s Desk	B582KM1	Dell.com
2010	Desk Top Computer - Server Room	PowerEdge Dell T310 System	OOB	Server Room	Service Tag: 2VL9JS1; Express Service Code: 6263733601	Carapace, Inc.
2012	LapTop Computer - G Mgr	Dell Laptop 13 inch.	OOB	Ivette’s Desk	Service Tag (S/N): CKMYFS1; Express Service Code: 27369269857	Dell purchased by Lori McKinney
2012	HP OfficeJet Pro 8600	Model#: SNPRC-1101-01; Product #: CM749A 1-yr Wty: 1/19/2012 to 1/19/2013	OOB	Print Area	Serial # CN1C31T1C6	Lori McKinney
2012	Desk Top Monitor - GMgr	Dell 22 inch Flat Panel Display	OOB	Ivette’s Desk	S/N# CN-0174R7-72872-24B-A2VU	Dell from Lori McKinney
2012	Desk Top Monitor - GMgr	Dell 22 inch Flat Panel Display	OOB	Ivette’s Desk	S/N# CN-0174R7-72872-24B-A69U	Dell from Lori McKinney
2012	Copy Machine - Server Room	Ricoh Aficio MPC2551	OOB	Server Room	Equipment ID: V9825200222	Leased from Ricoh Business Solutions

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2013	OOB WIFI Unit	Ruckus ZoneFlex 7300 Series (7363)	OOB	Telco Rm	SN 543D37054B00	Allcovered
2013	Security Radio Repeater	Hytera Professional Digital Radio Repeater; Model RD982; Installed 1/8/2013	OOB	A5 LRR ElecRm	SN12529A0096; 3 antennas located in A11, A5 and P2 by Stair #1.	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	OOB	Pearl Tan	SN 12816A0492; Radio ID# 2010	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	OOB	Mary Ramsey	SN 12723D0125; Radio ID# 2011	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	OOB	Ivette Walker	SN 12723D0127; Radio ID# 2015	Vision Communications
2013	Portable Radio	Motorola SL7550	Owner’s Rep	Salvador Gutierrez	SN 682TNB2423; Radio ID# 2016	Vision Communications
2008	Desk Top Monitor - Parking	Parking Access Monitor	Parking	P-1 Parking	S/N #CN-ORY979-74261-848-6D5U	Dell
2009	Desk Top Monitor - Parking	Dell 19” Widescreen LCD SE 198 WFP 1-yr Wty: 1/1/09 to 1/1/2010	Parking	P-1 Parking	CN-OC558H-72872-89Q-OMAM	Best Buy
2009	Security IdentiPass System CPU	Dell Optiplex 740 MiniTower Athlon 1640B 3-yr Wty: 3/3/09 to 3/3/12.	Parking	P-1 Parking	Service Tag # F8MDGJ1	Dell.com
2010	Desk Top Computer - Parking Mgr	Dell Opti Plex 380 Minitower Base 3-yr Wty: 6/7/2010 to 6/6/2013. Placed in service 6/25/2010	Parking	P-1 Parking	B583KM1	Dell.com
2011	Desk Top Printer - Parking Mgr	HP LaserJet 2420d	Parking	P-1 Parking	S/N: CNDJF05457
2012	Brother AIO Printer - Parking Mgr	Brother Model # MFC-7460 DN; 1-yr Wty: 4/5/2012 to 4/5/2013	Parking	P-1 Parking	Serial #: U62701K1N199757	World Trade Office Supplies
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P1	SN 12723D0126; Radio ID# 2012	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P2	SN 12723D0120; Radio ID# 2013	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P3	SN 12816A0257; Radio ID# 2014	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Parking	Rosana Brickey; P4	SN 12817A0326; Radio ID# 2018	Vision Communications

Exhibit E-2

MOLINA CENTER, LLC - OFFICE EQUIPMENT BY DEPARTMENT

Year	Type of Equipment	Model/Make	Dept	Location	Serial Number	Vendor
2007	Desk Top Printer - Security	HP LaserJet 1018; Placed in service on May 19, 2012 by Chip at Allcovered	Security	Kevin’s Desk-OOB	CNB1004493	HP.com
2009	Desk Top Monitor - Access Card	Dell Prof 1909, Wide Flat Panel DP/N OW160G: 3-yr Ltd Wty: 9/9/2009 to 9/9/2012	Security	Access Card Desk-OOB	CN-OW160G-72872-97Q-387S	Dell.com
2010	Desk Top Computer - Dir of Security	Dell Opti Plex 380 MiniTower Base 3-yr Wty: 5/6/2010 to 5/5/2013.	Security	Kevin’s Desk-OOB	Service Tag # 21QYRL1; Express Code: 4459322917; Mfg Date: 5/5/2010	Dell.com
2010	Desk Top Monitor - Dir of Security	Dell 22 inch Flat Panel Display; E2210H; 3-yr Wty: 5/3/2010 to 5/2/2013.	Security	Kevin’s Desk-OOB	DP/N OH265R; S/N: CN-OH265R-64180-047-1TGL	Dell.com
2010	Security Camera at Load Dock on P-1 Level (Camera #2)	Pelco ES3012 20X PTZ Camera at Load Dock; Ship Date: April 6, 2010. 1-yr Wty: 4/6/2010 to 4/5/2011	Security	P-1 Level	Serial Number: ABA-AP99	Universal Protection Systems
2010	Security Camera at West Monument. Camera #3 at the Plaza Level	Pelco ES3012 - 2 CLZ20PN; Ship Date: May 21, 2010. 1-yr Wty: 5/21/2010 to May 20, 2011.	Security	Plaza Level	Serial Number: ABC-CYQ8	Vision Communications
2011	Camera 4 on top of East Monument Sign	Pelco Esprit ES3012 Series - Camera (Integrated Positioning System); Installed 3/24/2011.	Security	Plaza Level	SN ABVHVW2; Pelco Esprit ES3012-2CLZ20PN	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Security	Console	SN 12816A0498; Radio ID# 2005	Vision Communications
2013	Portable Radio	Hytera PD702 U(2)	Security	Patrol	SN 12816A0491; Radio ID# 2006	Vision Communications
2013	Portable Radio	Motorola SL7550	Security	Kevin Stapleton	SN 682TND2817; Radio ID# 2017	Vision Communications

Exhibit E-2

EXHIBIT F
Form of FIRPTA Affidavit
FIRPTA CERTIFICATE
CERTIFICATE OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Internal Revenue Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the seller of the property and not the disregarded entity. To inform AGNL CLINIC, L.P., a Delaware limited partnership (“Buyer”), that withholding of tax is not required upon the disposition of a U.S. real property interest by ________, a ________ (“Seller”), the undersigned hereby certifies the following on behalf of Seller:
1.    Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).
2.    Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations.
3.    Seller’s U.S. employer identification number is                           .
4.    Seller’s office address is:
Seller understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury, the undersigned declares that he/she has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he/she further declares that he/she has the authority to sign this document on behalf of Seller.

Exhibit F

Executed as of the       day of         , 20  .
SELLER
,
a
By:
Name:
Title:

STATE OF	)
	)	SS.
COUNTY	)

I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named                    , personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the foregoing instrument bearing date on the         day of June, 2013, as his/her own free and voluntary act and as the free and voluntary act of the                   of                   . for the uses and purposes therein set forth.
Given under my hand and Notary Seal, this     day of June, 2013.

Notary Public
My Commission expires:

Exhibit F

EXHIBIT G-1
Form of Long Beach Owner’s Affidavit
OWNER’S DECLARATION
(200-300 Oceangate, Long Beach, CA)
The undersigned hereby declares as follows:
Article I.    Declarant is the                                 of Molina Center, LLC (“Owner”), which is the owner or lessee, as the case may be, of certain premises located at 200-300 Oceangate, Long Beach, California, further described as follows: See Commitment No. 997-23021588-A-TC1 for full legal description (the “Land”).
Article II.    To the knowledge of Declarant, during the period of six months immediately preceding the date of this declaration no work has been done, no surveys or architectural or engineering plans have been prepared, and no materials have been furnished in connection with the erection, equipment, repair, protection or removal of any building or other structure on the Land or in connection with the improvement of the Land in any manner whatsoever other than work done by tenants and licensees with regard to their leased or licensed space.
Article III.    To the knowledge of Declarant, Owner has not previously conveyed the Land; is not a debtor in bankruptcy (and if a partnership, the general partner thereof is not a debtor in bankruptcy); and has not received notice of any pending court action affecting the title to the Land.
Article IV.    To the knowledge of Declarant, except as shown in the above-referenced Commitment, there are no unpaid or unsatisfied mortgages, deeds of trust, Uniform Commercial Code financing statements, claims of lien, special assessments, or taxes that constitute a lien against the Land or that affect the Land but have not been recorded in the public records.
Article V.    The Land is currently in use as an office building; Owner occupy/occupies the Land; and the following are all of the leases or other occupancy rights affecting the land: See Exhibit A.
Article VI.    To the knowledge of Declarant, there are no other persons or entities that are currently asserting an ownership interest in the Land, nor are there unrecorded easements, claims of easement, or boundary disputes that currently affect the Land.
Article VII.    To the knowledge of Declarant, there are no outstanding options to purchase or rights of first refusal affecting the Land other than the right of first offer in favor of Molina Healthcare, Inc., which right is being waived in connection with this transaction.
This declaration is made with the intention that Fidelity National Title Insurance Company (the “Company”) and its policy issuing agents will rely upon it in issuing their title insurance policies and endorsements. Owner, by the undersigned Declarant, agrees to indemnify the Company against loss or damage (including reasonable attorneys’ fees, expenses, and costs) incurred by the Company as a result of any untrue statement made herein.
I declare under penalty of perjury that the foregoing is true and correct and that this declaration was executed on June __, 2013 at                                                     .
OWNER:

Exhibit G-1

MOLINA CENTER, LLC,
a Delaware limited liability company
By:    DECLARANT:

Print Name:
Title:

Exhibit G-1

EXHIBIT A
List of Leases, Access Agreements and Licenses
LEASE AGREEMENTS, ACESS AGREEMENTS AND LICENSE AGREEMENTS ASSOCIATED WITH 200 & 300 OCEANGATE, LONG BEACH, CALIFORNIA, WITH MOLINA AS LANDLORD:

•	3-Dee International

•	Arthritis National Research Foundation

•	Lisa Brandon, CFLS

•	California Coastal Commission

•	Crowell, Weedon & Co.

•	Department of Industrial Relations

•	High Rise Goodies Restaurant Group, Inc.

•	J. Perez Associates, Inc.

•	Long Beach Publishing Company, Inc. (aka Press Telegram)

•	Lynn E. Moyer

•	D. Michael Trainotti

•	Michael W. Binning

•	Molina Healthcare, Inc.

•	MVP Energy, LLC

•	Pacific Maritime Association

•	Pacific Merchant Shipping

•	Bruce A. Dybens, AP

•	California State Lands Commission

•	US Department of Veterans Affairs

•	Perona, Langer, Beck Serbin & Mendoza

•	Rose, Klein & Marias, LLP

•	United Parcel Services, Inc.

•	APB Car Wash & Detailing Specialist - License

•	Steel Coil

•	Mikko Myong Pvonka, an individual

•	TCG Los Angeles, Inc. (aka AT&T) – ACCESS AND LICENSE

•	XO Communications Services, LLC – LICENSE

•	Molina Healthcare of California (undocumented license agreement)

Exhibit G-1

EXHIBIT G-2
Form of Columbus Owner’s Affidavit
AFFIDAVIT AS TO TITLE
TO REAL ESTATE

STATE OF	)
	)	SS.
COUNTY OF	)

                                       (“Affiant”), being first duly sworn, deposes, states and agrees as follows:

Article I.	Affiant is the of Molina Healthcare, Inc. (the “Corporation”) and is authorized to execute this Affidavit for and on behalf of said corporation.

Article II.	The corporation is in good standing in the State of Delaware.

Article III
To the knowledge of Affiant, the corporation has marketable title in fee simple to that referenced Property more fully described in Commitment for Title Insurance No. 4257983 dated February 15, 2013, and its possession thereof has been peaceable and undisturbed and the title to said Property has never been disputed or questioned to Affiant’s knowledge, nor does Affiant know of any facts by reason of which the title to, or possession of, said Property might be disputed or questioned (the “Property”).

Article IV
That the corporation is not insolvent or bankrupt and there has been (i) no assignment made for the benefit of its creditors; (ii) no appointment of a receiver for its assets or properties; (iii) no bankruptcy, reorganization or liquidation proceeding instituted by or against it; and (iv) no dissolution proceedings therefor.

Article V
That the corporation is not a “foreign person” as defined in the Foreign Investment Property Tax Act, Internal Revenue Code Section 1445; that the address for tax purposes is:                                                                                                              , and the Federal Taxpayer Identification Number is                                 .

Article VI	That Affiant is at least eighteen (18) years of age and is not under any legal disability.

Article VII
That, to the knowledge of Affiant, there are no unrecorded deeds, mortgages, leases, easements, contracts of sale and/or equities and/or agreements of any kind not fully disclosed of record or unrecorded given by or known to Affiant affecting the title to or use of the Property and that there are no leases, licensees or parties in possession or entitled to possession other than the Corporation and the parties listed on Exhibit A attached hereto.

Article VIII
That, to the best of Affiant’s knowledge, there are no violations of any covenants, conditions or restrictions of record affecting the Property and that there are no disputes with any adjoining property owners as to either the location of Property lines or the encroachments of any improvements.

Exhibit G-2

Article IX	That, to the knowledge of Affiant, all utility charges (e.g. gas, electric, water bills) against the property have been or will be paid by Affiant.

Article X
That, to the knowledge of Affiant, no construction, labor, repairs, alterations or improvements made, ordered or contracted to be made on or to the Property, nor material ordered therefor, within the last ninety (90) days which has not been paid for in full; nor are there any fixtures attached to the Property which have not been paid for in full, for which the right to file a mechanic’s or materialmen’s lien might exist, nor has any unsatisfied claim for lien or claim for payment been made for labor or material furnished to the Property, except: as may exist in connection with work performed by tenants or licensees in their applicable space.

Article XI	That, to the knowledge of Affiant, there are no outstanding assessments against the Property nor has any notice been received as to pending assessments, except: ______.

Article XII	That the foregoing statements are made for the benefit of and to induce Fidelity National Title Insurance Company to issue its owner’s/loan policies of title insurance.
In the event that any of the representations made herein prove to be incorrect, for any reason, and a claim is made by third party with respect to these matters, the Corporation agrees to indemnify and hold harmless said Title Insurance Company from all claims and damages, including litigation costs and reasonable attorney fees arising as the result of such claim. All representations herein are made to the best of the knowledge of the parties signing hereto.

Exhibit G-2

Further Affiant Sayeth Naught.
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By: AFFIANT

Print Name:
Title:
The foregoing was sworn to and subscribed in my presence on             .

Notary Public
My term expires:

Exhibit G-2

EXHIBIT “A”
LEASE AGREEMENTS, ACCESS AGREEMENTS AND LICENSE AGREEMENTS ASSOCIATED WITH 3000 CORPORATE EXCHANGE DRIVE, COLUMBUS, OHIO, WITH MOLINA AS LANDLORD:

•	Bresco Solutions, LLC - LICENSE

•	iQor, Inc.

•	Prime Engineering & Architecture, Inc.

•	U.S. Congressman Patrick Tiberi

•	XO Communications Services, Inc. – ACCESS AGREEMENT

Exhibit G-2

EXHIBIT H
Form of Tenant Waiver Letter
[TENANT NAME]
[Tenant address]
                   , 20___
AGNL _____, L.L.C.
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue
26th Floor
New York, NY 10167-0094
Attn: Gordon J. Whiting
Re: Lease Agreement, dated as of ________ __, 20___, between AGNL _____, L.L.C., a Delaware limited liability company (“Landlord”), and __________., a ________ (“Tenant”) (the “Lease”)
Ladies and Gentlemen:
Reference is made to that certain $________ loan (the “Loan”) made by ____________ (“Lender”) to __________ (“Landlord”), which Loan is secured by, inter alia, a certain [Mortgage] of even date herewith (the “Mortgage”) encumbering certain property located at ________ (the “Property”), which Property is leased to _____________ (“Tenant”) pursuant to the above-referenced Lease.
In consideration of [the execution and delivery of the Lease by Landlord] [the sum of ten dollars ($10.00)] [latter to be used in lease assumption or loan closed later situations] and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby covenants and agrees with Landlord that, in the event Tenant or any Affiliate (as hereinafter defined) of Tenant purchases the interest of Lender in the Loan, Tenant or such Affiliate will not exercise any of the remedies provided to Lender under the Mortgage or any of the other documents evidencing or securing the Loan if and so long as an Event of Default (as defined in the Lease) exists and is continuing under the Lease.
[If Tenant is a corporation] [For the purposes hereof, the term “Affiliate” shall mean, with respect to a corporation, (i) any officer or director thereof and any person, trust, corporation, partnership, venture or other entity who or which is, directly or indirectly, the beneficial owner of more than 50% of any class of shares or other equity security of such corporation, or (ii) any person, trust, corporation, partnership, venture or other entity which, directly or indirectly controls or is controlled by or under common control with such corporation, or (iii) any general partner, general partner of a general partner, partnership with a common general partner, or co-venturer of or with any person or entity described in (i) or (ii) above, or (iv) if any general partner or co-venturer is a corporation, any person, trust, corporation, partnership, venture or other entity which is an Affiliate as defined above of such corporation, or (v) if any of the foregoing is a natural person, his or her parents, spouse, children, siblings and their children, and spouse’s parents, children, siblings and their children.

Exhibit H

“Controls”, “controlled by” and “under common control with” each refers to the effective power, directly or indirectly, to direct or cause the direction of the management and policies of the person, trust, corporation, partnership, venture or other entity in question, whether by contract or otherwise.]
[If Tenant is not a corporation] Affiliate” of any Person means any Person which (a) controls, (b) is under the control of, or (c) is under common control with such Person (the term “control” as used herein shall be deemed to mean ownership of more than 50% of the outstanding voting stock of a corporation or other majority equity and control interest if such Person is not a corporation and the power to direct or cause the direction of the management or policies of such Person).
Very truly yours,
[TENANT NAME],
a
By:
Name:
Title:

Exhibit H

EXHIBIT I
Form of SLB Lease Agreement

Exhibit I

EXHIBIT J
Form of Memorandum of Lease Agreement (Long Beach)

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Sheppard Mullin Richter & Hampton, LLP 1300 I Street, NW 11th Floor East Washington, DC 20005 Attn: Michele E. Williams, Esq.	THE AREA ABOVE IS RESERVED FOR RECORDER’S USE
APN: 7278-003-035 APN: 7278-003-036

Exempt from Documentary Transfer Tax
(Term of the Lease is Less than 35 Years)
MEMORANDUM OF LEASE
THIS MEMORANDUM OF LEASE is made as of the ____ day of June, 2013, by and between AGNL CLINIC, L.P., a Delaware limited partnership (“Landlord”), having an address at c/o Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor New York, New York 10167-0094, and MOLINA HEALTHCARE, INC., a Delaware corporation (“Tenant”), with an address at 300 Oceangate Blvd., Suite 950, Long Beach, California 90802.
Lease. Landlord has demised and let to Tenant pursuant to the terms and conditions of a Lease Agreement dated as of June ____, 2013 (the “Lease”), the terms and conditions of said Lease are incorporated herein as though set forth in full, certain real property located in the City of Long Beach, County of Los Angeles, State of California described in Exhibit “A” attached hereto (the “Leased Premises”).
Initial Term. Under the terms of the Lease, Tenant may have and hold the Leased Premises, together with the tenements, hereditaments, appurtenances and easements thereunto belonging, at the rental and upon the terms and conditions therein stated, for an initial term (the “Initial Term”) of three hundred (300) full calendar months commencing as of June ____, 2013.
Renewal Term. Under the terms of the Lease, provided that if, on or prior to the last day of the Initial Term (the “Expiration Date”) the Lease shall not have been terminated pursuant to any provision thereof, then on the Expiration Date and on the fifth, tenth, fifteenth, twentieth and twenty-fifth anniversaries of the Expiration Date (each such date, a “Renewal Date”), the term shall be extended for an additional period of five (5) years (each of the extension periods, a “Renewal Term”), provided that Tenant shall have notified Landlord in writing at least eighteen (18) months prior to the Expiration Date that Tenant has elected to so extend the Lease. Any such extension of the term shall be subject to all of the provisions of the Lease (except that Tenant shall not have the right to any additional Renewal Term).

Exhibit J

No Responsibility for Liens. NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES, EQUIPMENT OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING OR OCCUPYING ANY OF THE LEASED PREMISES THROUGH OR UNDER TENANT, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO ANY OF THE LEASED PREMISES. LANDLORD MAY AT ANY TIME POST ANY NOTICES ON ANY OF THE LEASED PREMISES REGARDING SUCH NON-LIABILITY OF LANDLORD.
Purpose and Intention. This Memorandum of Lease is executed for the purpose of recordation in the Official Records of the County of Los Angeles, State of California in order to give notice of all of the terms, provisions and conditions of the Lease and is not intended, and shall not be construed, to define, limit or modify the full text of the Lease. The leasehold estate created and conveyed hereby with respect to the Leased Premises is intended to be one and the same estate as was created with respect to the Leased Premises by the Lease and is further intended to be governed in all respects solely by the Lease and all of the provisions thereof. This Memorandum contains only selected provisions of the Lease.
Counterparts. This Memorandum of Lease may be executed in a number of counterparts and by different parties hereto in separate counterparts each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
[Signature pages to follow]

Exhibit J

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the date and year first written above.
“Landlord”
AGNL CLINIC, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its General Partner

By:	AGNL Manager II, Inc., a Delaware corporation, its Manager
By:
Name: Gordon J. Whiting
Title: President

[Signature Page 1 to CA Memorandum of Lease]
Exhibit J

“Tenant”
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Title:

[Signature Page 2 to CA Memorandum of Lease]
Exhibit J

CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

On                                        , before me,                                           , a Notary Public, personally appeared Gordon J. Whiting who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of New that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature

[Acknowledgement to CA Memorandum of Lease]
Exhibit J

CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA	)
)
COUNTY OF	)

On                                        , before me,                                           , a Notary Public, personally appeared _____________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PURJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature

[Acknowledgement to CA Memorandum of Lease]
Exhibit J

Exhibit A
LEGAL DESCRIPTION
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 7278-003-036

Exhibit J

EXHIBIT K
Form of Memorandum of Lease Agreement (Columbus)

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Sheppard Mullin Richter & Hampton, LLP 1300 I Street, NW 11th Floor East Washington, DC 20005 Attn: Michele E. Williams, Esq.	THE AREA ABOVE IS RESERVED FOR RECORDER’S USE
APN: 7278-003-035 APN: 7278-003-036

MEMORANDUM OF LEASE
1.    THIS MEMORANDUM OF LEASE is made pursuant to § 5301.251 of the Ohio Revised Code as of the ____ day of June, 2013, by and between AGNL CLINIC, L.P., a Delaware limited partnership (“Landlord”), having an address at c/o Angelo, Gordon & Co., L.P., 245 Park Avenue, 26th Floor New York, New York 10167-0094, and MOLINA HEALTHCARE, INC., a Delaware corporation (“Tenant”), with an address at 300 Oceangate Blvd., Suite 950, Long Beach, California 90802.
2.    Lease. Landlord has demised and let to Tenant pursuant to the terms and conditions of a Lease Agreement dated as of June ___, 2013 (the “Lease”), the terms and conditions of said Lease are incorporated herein as though set forth in full, certain real property located in the City of Columbus, Franklin County, Ohio described in Exhibit “A” attached hereto (the “Leased Premises”).
3.    Title. Landlord claims title to the Leased Premises through a deed filed as instrument                 of Franklin County Records.
4.    Initial Term. Under the terms of the Lease, Tenant may have and hold the Leased Premises, together with the tenements, hereditaments, appurtenances and easements thereunto belonging, at the rental and upon the terms and conditions therein stated, for an initial term (the “Initial Term”) of three hundred (300) full calendar months commencing as of June ____, 2013.
5.    Renewal Term. Under the terms of the Lease, provided that if, on or prior to the last day of the Initial Term (the “Expiration Date”) the Lease shall not have been terminated pursuant to any provision thereof, then on the Expiration Date and on the fifth, tenth, fifteenth, twentieth and twenty-fifth anniversaries of the Expiration Date (each such date, a “Renewal Date”), the term shall be extended for an additional period of five (5) years (each of the extension periods, a “Renewal Term”), provided that Tenant shall have notified Landlord in writing at least eighteen (18) months prior to the Expiration Date that Tenant has elected to so extend the Lease. Any such extension of the term shall be subject to all of the provisions of the Lease (except that Tenant shall not have the right to any additional Renewal Term).

Exhibit K

6.    No Responsibility for Liens. NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES, EQUIPMENT OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING OR OCCUPYING ANY OF THE LEASED PREMISES THROUGH OR UNDER TENANT, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO ANY OF THE LEASED PREMISES. LANDLORD MAY AT ANY TIME POST ANY NOTICES ON ANY OF THE LEASED PREMISES REGARDING SUCH NON-LIABILITY OF LANDLORD.
7.    Purpose and Intention. This Memorandum of Lease is executed for the purpose of recordation in the Official Records of the County of Franklin, State of Ohio in order to give notice of all of the terms, provisions and conditions of the Lease and is not intended, and shall not be construed, to define, limit or modify the full text of the Lease. The leasehold estate created and conveyed hereby with respect to the Leased Premises is intended to be one and the same estate as was created with respect to the Leased Premises by the Lease and is further intended to be governed in all respects solely by the Lease and all of the provisions thereof. This Memorandum contained only selected provisions of the Lease.
8.    Counterparts. This Memorandum of Lease may be executed in a number of counterparts and by different parties hereto in separate counterparts each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
[Signature pages to follow]

Exhibit K

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the date and year first written above.
“Landlord”
AGNL CLINIC, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its General Partner

By:	AGNL Manager II, Inc., a Delaware corporation, its Manager
By:
Name: Gordon J. Whiting
Title: President

[Signature Page 1 to OH Memorandum of Lease]
Exhibit K

“Tenant”
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Title:

[Signature Page 2 to OH Memorandum of Lease]
Exhibit K

CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

On                                        , before me,                                           , a Notary Public, personally appeared Gordon J. Whiting who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of New that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature

[Acknowledgement to OH Memorandum of Lease]
Exhibit K

CERTIFICATE OF ACKNOWLEDGEMENT OF NOTARY PUBLIC

STATE OF CALIFORNIA	)
)
COUNTY OF	)

On                                        , before me,                                           , a Notary Public, personally appeared _____________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature

[Acknowledgement to OH Memorandum of Lease]
Exhibit K

Exhibit A
LEGAL DESCRIPTION

•	PARCEL 1:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 13.727 acre tract, and all of the 0.875 acre tract conveyed to 17 Land Realty Corp. by deeds of record in O.R. 14066 B11 and O.R. 25716 J11, respectively, records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning at a railroad spike set at the intersection of the Southerly right-of-way line of Interstate 270 (FRA-270-18.32N) and centerline of Cooper Road (60 feet in width). Said railroad spike being the Northeasterly corner of said 0.875 acre tract;
Thence South 26 deg. 55’ 00” East, a distance of 241.79 feet, along said centerline of Cooper Road and Easterly line of said 0.875 acre tract, to a railroad spike set at the Southeasterly corner of said 0.875 acre tract;
Thence North 78 deg. 47’ 04” West, a distance of 38.14 feet, along the Southerly line of said 0.875 acre tract, to an iron pin set in the Westerly right-of-way line of said Cooper Road;
Thence South 26 deg. 55’ 00” East, a distance of 295.14 feet, along said Westerly right-of-way line of Cooper Road and along the Easterly line of said 13.727 acre tract, to an iron pin set at the point of curvature in the Northerly right-of-way line of Corporate Exchange Drive (60 feet in width) of record in Plat Book 60, Page 22 and 23;
Thence the following four (4) courses and distances along said Northerly right-of-way line of Corporate Exchange Drive and Southerly line of said 13.727 acre tract;
1.    Thence along arc of said curve to the right having a radius of 35.00 feet, a central angle of 90 deg. 00’ 00”, and a chord bearing South 18 deg. 05’ 00” West, a chord distance of 49.50 feet to the point of tangency;
2.    Thence South 63 deg. 05’ 00” West, a distance of 35.00 feet, to an iron pin found at the point of curvature;
3.    Thence along arc of said curve to the right having a radius of 270.00 feet, a central angle of 28 deg. 56’ 27”, and a chord bearing South 77 deg. 33’ 14” West, a chord distance of 134.94 feet, to an iron pin set at the point of tangency;
4.    Thence North 87 deg. 58’ 33” West, a distance of 788.06 feet, to an railroad spike set;
Thence North 02 deg. 01’ 27” East, a distance of 318.00 feet across said 13.727 acre tract to a railroad spike set in a Southerly line of the 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence South 87 deg. 58’ 33” East, a distance of 15.00 feet along said Southerly line of the 5.103 acre tract to a railroad spike set at a Southeasterly corner of said 5.103 acre tract;

Exhibit K

Thence the following three (3) courses and distances along the Easterly lines to said 5.103 acre tract;
1.    Thence North 02 deg. 01’ 27” East, a distance of 185.00 feet, to a P.K. nail found;
2.    Thence South 87 deg. 58’ 33” East, a distance of 57.50 feet, to a railroad spike set;
3.    Thence North 02 deg. 01’ 27” East, a distance of 167.21 feet, to an iron pin set in aforesaid Southerly right-of-way line of Interstate 270 at a Northeasterly corner of said 5.103 acre tract;
Thence South 78 deg. 46’ 49” East, a distance of 677.06 feet, along said Southerly right-of-way line of Interstate 270 and partly along the Northerly line of said 13.727 acre tract and partly along the Northerly line aforesaid 0.875 acre tract, to the point of beginning.
Containing 11.814 acres, more or less, of which 0.167 acres lies within the Cooper Road right-of-way.
The bearings in the above description are based on the bearing of South 87 deg. 58’ 33” East, for the centerline of Corporate Exchange Drive, as shown on the dedication Plat for Corporate Exchange Drive, of record in Deed Book 60, Page 22 and 23, records of the Recorder’s Office, Franklin County, Ohio.
PARCEL 2:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 4.500 and 13.727 acre tracts conveyed to 17 Land Realty Corp. by deed of record in O.R. 14066 B11, Records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning for reference at a PK nail found at the centerline intersection of Presidential Gateway (60 feet in width) as established by the Plat of record in Plat Book 83, Page 80 and Corporate Exchange Drive (60 feet in width) as established by the Plat of record in Plat Book 60, Page 22;
Thence North 87 deg. 58’ 33” West, a distance of 329.18 feet along the centerline of Corporate Exchange Drive to a point;
Thence North 02 deg. 01’ 27” East, a distance of 30.00 feet, to a railroad spike set on the Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 acre tract and being the point of true beginning;
Thence the following three (3) courses and distances along the said Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 and 4.500 acre tracts;
1.    Thence North 87 deg. 58’ 33” West, a distance of 94.38 feet to an iron pin set at a point of curvature;
2.    Thence along the arc of said curve to the right, having a radius of 420.00 feet, a central angle of 27 deg. 22’ 54”, a chord bearing North 74 deg. 17’ 06” West, and a chord distance of 198.81 feet to an iron pin found at the point of tangency;

Exhibit K

3.    Thence North 60 deg. 35’ 39” West, a distance of 28.10 feet to an iron pin set at a Southeasterly corner of a 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence the following two (2) courses and distance along the Easterly and Southerly lines of said 5.103 acre tracts;
1.    Thence North 02 deg. 01’ 27” East, a distance of 258.02 feet to a railroad spike set;
2.    Thence South 87 deg. 58’ 33” East, a distance of 312.50 feet to a railroad spike set;
Thence South 02 deg. 01’ 27” West, a distance of 318.00 feet across said 13.727 acre tract to the point of true beginning, containing 2.183 acres, more or less, subject to all easements, restrictions and rights-of-way of record.

Exhibit K

EXHIBIT L
Existing Leases, Access Agreements and License Agreements
EXISTING, LEASE AGREEMENTS, ACCESS AGREEMENTS AND LICENSE AGREEMENTS ASSOCIATED WITH 200 & 300 OCEANGATE, LONG BEACH, CALIFORNIA, WITH MOLINA AS LANDLORD:

•	3-Dee International

•	Arthritis National Research Foundation

•	Lisa Brandon, CFLS

•	California Coastal Commission

•	Crowell, Weedon & Co.

•	Department of Industrial Relations

•	High Rise Goodies Restaurant Group, Inc.

•	J. Perez Associates, Inc.

•	Long Beach Publishing Company, Inc. (aka Press Telegram)

•	Lynn E. Moyer

•	D. Michael Trainotti

•	Michael W. Binning

•	Molina Healthcare, Inc.

•	MVP Energy, LLC

•	Pacific Maritime Association

•	Pacific Merchant Shipping

•	Bruce A. Dybens, AP

•	California State Lands Commission

•	US Department of Veterans Affairs

•	Perona, Langer, Beck Serbin & Mendoza

•	Rose, Klein & Marias, LLP

•	United Parcel Services, Inc.

•	APB Car Wash & Detailing Specialist - License

•	Steel Coil

•	Mikko Myong Pivonka, an individual

•	TCG Los Angeles, Inc. (aka AT&T) – ACCESS AND LICENSE

•	XO Communications Services, LLC – LICENSE

•	Molina Healthcare of California (undocumented license agreement)
LEASE AGREEMENTS AND LICENSE AGREEMENTS ASSOCIATED WITH 3000 CORPORATE EXCHANGE DRIVE, COLUMBUS, OHIO, WITH MOLINA AS LANDLORD:

•	Bresco Solutions, LLC - LICENSE

•	iQor, Inc.

•	Prime Engineering & Architecture, Inc.

•	U.S. Congressman Patrick Tiberi

•	XO Communications Services, Inc. – ACCESS AGREEMENT

Exhibit L

EXHIBIT M
Form of Subordination, Nondisturbance and Attornment Agreement
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Sheppard Mullin Richter & Hampton LLP
1300 I Street NW
Washington, DC 20005
Attention: Michele E. Williams

THIS SPACE ABOVE FOR RECORDER’S USE
SUBORDINATION AGREEMENT, ATTORNMENT AND NON-DISTURBANCE AGREEMENT, AND CONSENT TO SUBLEASE
NOTICE: SUBJECT TO THE NON-DISTURBANCE PROVISIONS CONTAINED HEREIN, THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBORDINATE TO, SUBJECT TO AND OF LOWER PRIORITY THAN THE GROUND LEASE (DEFINED BELOW)
THIS SUBORDINATION AGREEMENT, ATTORNMENT AND NON‑DISTURBANCE AGREEMENT AND CONSENT TO SUBLEASE (this “Agreement”) is made as of _______ ____, 2013 (the “Effective Date”), by and among AGNL Clinic, L.P., a Delaware limited partnership (“AGNL”), Molina Healthcare, Inc., a Delaware corporation (“Molina”), Royal Bank of Scotland PLC and RBS Financial Products, Inc. (collectively, “Lender”) and Long Beach Publishing Company, Inc., a Delaware corporation (a/k/a Long Beach Press Telegram) (“Sub-Tenant”).
RECITALS:
A.Molina Center LLC, a Delaware limited liability company (“Center”), as landlord, and Sub-Tenant, as tenant (or their respective predecessors in interest), entered into a Standard Form Office Lease made and entered into as of October 21, 2005 (as amended by the First Amendment to Lease dated July 20, 2006 and the Second Amendment to Lease dated March 20, 2008,the “Lease”). Pursuant to the Lease, Sub-Tenant leases from Center that certain portion of the Property (defined below) as more particularly described on Exhibit B attached hereto and incorporated herein by this reference (the “Premises”). A copy of the Lease is attached hereto as Exhibit_C and incorporated herein by this reference.
B.On the Effective Date, Center sold and conveyed to AGNL the fee simple interest in that certain real property with an address of 200 and 300 Oceangate Blvd., Long Beach,

Exhibit M

California 90802, and described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”) and Center assigned the Lease to Molina.
C.On the Effective Date, AGNL, as landlord, and Molina, as tenant, entered into a Lease Agreement dated as of the Effective Date (together with any amendments, modifications, replacements or extensions, the “Ground Lease”) pursuant to which AGNL leased to Molina all of the Property and improvements located thereon as more fully described in the Ground Lease and Lender made a loan (the “Loan”) to AGNL secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Security Instrument”) encumbering AGNL’s interest in the Property.
D.As a condition to completing the sale and purchase of the Property and entering into the Ground Lease, AGNL and Lender have required that Molina and Sub-Tenant acknowledge and agree that (notwithstanding the fact that the Lease was entered into prior to the Ground Lease) unconditionally and at all times the Ground Lease shall be prior and superior in title to the Lease and that Molina and Sub-Tenant specifically and unconditionally subordinate their respective interests in the Lease to the priority in title of the Ground Lease, subject to certain “non-disturbance” protections for Sub-Tenant described herein.
E.Subject to certain “non-disturbance” protections for Sub-Tenant described herein, the effect of the foregoing subordination shall be that the Ground Lease shall be deemed a master lease or superior lease and that the Lease shall be deemed a sublease under the Ground Lease.
F.The parties have agreed to the foregoing and to all of the other agreements and understandings set forth in this Agreement.
NOW, THEREFORE, for valuable consideration and to induce AGNL to enter into the transactions described in the recitals, AGNL, Molina, Lender and Sub-Tenant hereby agree as follows:
Subordination; Consent to Sublease. AGNL, Molina, Lender and Sub-Tenant hereby agree that:
Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth in this Agreement.
Prior Title. Subject to Section 4 of this Agreement, the Ground Lease, and any modifications, renewals or extensions thereof, is and shall unconditionally be and at all times remain prior and superior in title to the Lease. Molina shall be the direct landlord under the Lease and shall continue to be liable and obligated to Sub-Tenant for all of landlord’s liabilities and obligations thereunder.

Exhibit M

Additional Agreements. It is covenanted and agreed that so long as the Ground Lease is in effect:
No Advance Rents. Sub-Tenant will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease except as may be expressly required of Sub-Tenant under the Lease.
Assignment of Rents. Upon receipt by Sub-Tenant of written notice from AGNL that AGNL has elected to terminate the Ground Lease or that an Event of Default (as defined in the Ground Lease) has occurred, Sub-Tenant will pay directly to AGNL all rents due and payable under the Lease. Sub-Tenant shall comply with such direction to pay and shall not be required to determine whether the Ground Lease has been terminated or whether Molina is in default under the Ground Lease, Molina and AGNL hereby agreeing with Sub-Tenant that Sub-Tenant shall be given credit under the Lease for any such payments as though such payments had been made to Molina.
Assignment and Subletting. Sub-Tenant shall not exercise any of its rights to assign, sublet, license, lease, sublease or otherwise transfer any right of use or occupancy for the Premises which requires the prior consent of Molina under the Lease without obtaining the prior written consent of AGNL in accordance with Section 2.6 hereof (the foregoing requirement for AGNL’s consent shall exist independent of and regardless of whether Molina has granted its consent to such assignment, subletting, license, lease, sublease or other transfer).
Alterations and Repairs. Tenant shall not make any alteration (as defined in the Lease) at the Premises which requires the prior consent of Molina under the Lease without obtaining the prior written consent of AGNL in accordance with Section 2.6 hereof.
AGNL Agreement. So long as Molina (or any successor landlord) does not have the right to terminate the Lease by reason of default (after any applicable notice and cure periods) on the part of Sub-Tenant, then, in such event, (a) unless any applicable law requires same, Sub-Tenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by AGNL for the purpose of terminating the Ground Lease by reason of any default thereunder, (b) Sub-Tenant shall not be evicted from the Premises nor shall any of Sub-Tenant’s rights under the Lease be impaired or otherwise affected in any way by reason of any default under the Ground Lease, and (c) Sub-Tenant’s estate under the Lease shall not be terminated or disturbed by reason of any default on the part of Molina under the Ground Lease.
Consents. AGNL covenants and agrees that any consents by AGNL provided for hereunder generally shall be given, deemed given or withheld under the same standard as would be the case for Molina under the Lease, provided that Tenant also delivers to AGNL any notices related to such matters at the same time as delivered to Molina in accordance with the terms of the Lease. Tenant agrees that, if Tenant contends that AGNL improperly withheld its consent to any action or occurrence which requires AGNL’s consent hereunder, then Tenant may seek an action for declaratory judgment against AGNL seeking to reverse such decision, or otherwise avail itself of any other remedies against AGNL to the extent available against the landlord under the Lease. The foregoing shall not limit or otherwise affect any and all remedies or claims that Tenant may have against Molina under or pursuant to the Lease.

Exhibit M

Attornment. Sub-Tenant agrees for the benefit of AGNL and any transferee, successor or assign of AGNL or lender of AGNL, including, without limitation, Lender, which succeeds to the rights of AGNL, as landlord, pursuant to a foreclosure, deed-in-lieu of foreclosure or other exercise of remedies (hereafter referred to, collectively, as “Prime Landlord”) following a termination of the Ground Lease, but subject in each case to Section 4 of this Agreement, as follows:
Payment of Rent. Sub-Tenant shall pay to Prime Landlord all rental payments required to be made by Sub-Tenant pursuant to the terms of the Lease for the duration of the term of the Lease.
Continuation of Performance. Sub-Tenant shall be bound to Prime Landlord in accordance with all of the provisions of the Lease for the balance of the term thereof, and Sub-Tenant hereby attorns to Prime Landlord as its landlord following a termination of the Ground Lease, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Prime Landlord’s termination of the Ground Lease and delivery of written notice thereof to Sub-Tenant.
No Offset. Prime Landlord shall not be liable for, nor subject to, any offsets, credits or defenses which Sub-Tenant may have by reason of any act or omission of Molina under the Lease (except to the extent specifically provided in the Lease as of the Effective Date and solely for such offsets, credits or defenses accruing or continuing after Prime Landlord becomes the landlord under the Lease), nor for the return of any sums which Sub-Tenant may have paid to Molina under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Molina to Prime Landlord (and provided that the foregoing provisions shall not exempt or discharge Prime Landlord, if Prime Landlord succeeds to the interest of Molina under the Lease, from the performance of the obligations of the “Landlord” under the Lease accruing during and applicable to Prime Landlord’s period of ownership).
Subsequent Transfer. If Prime Landlord, by succeeding to the interest of Molina under the Lease, should become obligated to perform the covenants of Molina thereunder, then, upon any further transfer of Prime Landlord’s interest by Prime Landlord and assumption thereof in writing by the transferee, all of such obligations (except those assumed by Prime Landlord during and applicable to Prime Landlord’s period of ownership) shall terminate as to Prime Landlord.
Non-Disturbance. In the event of a termination of the Ground Lease, or other action to enforce AGNL’s remedies under the Ground Lease or any other termination or surrender thereof, including, without limitation, pursuant to Section 365(h) of the U.S. Bankruptcy Code or Lender’s exercise of remedies under the Security Instrument, so long as there shall then exist no right of the landlord to exercise remedies pursuant to the Lease by reason of default (beyond any applicable notice and cure period) by Sub-Tenant such that there is a right to terminate the Lease, each of AGNL and Lender agrees for itself and each of its successors and assigns that the leasehold interest of Sub-Tenant under the Lease shall not be disturbed, extinguished or terminated by reason of such termination or exercise of remedies by AGNL or Lender, but rather the Lease shall continue in full force and effect and AGNL or Lender (and any party that shall become a transferee of the Property by reason thereof), as applicable, shall recognize and accept Sub-Tenant as tenant under the Lease subject to and upon the terms and provisions of the Lease except as modified by this Agreement.

Exhibit M

If a default (beyond any applicable notice and cure period) exists under the Lease such that there is a right to terminate the Lease at the time of the termination of the Ground Lease or the exercise of any of AGNL’s remedies thereunder, then both AGNL and Lender may elect to continue the Lease as provided for in this Agreement or terminate the Lease upon written notice from AGNL and/or Lender to Sub-Tenant.
Miscellaneous.
Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto including, without limitation, Lender or any other lender of AGNL that becomes landlord under the Ground Lease or the Lease.
Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon personal delivery or, if delivered by overnight courier such as FedEx or UPS, upon the date of delivery, or, if mailed, upon the first to occur of actual receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of AGNL, Molina, Lender or Sub-Tenant appearing below:

“AGNL”	AGNL Clinic, L.P. c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th Floor New York, NY 10167-0094 Phone No.: (212) 883-4157 Fax No.: (212) 883-4141 Attn: Gordon J. Whiting

With a copy to:	AGNL Manager II, Inc. c/o Angelo, Gordon & Co., L.P. 245 Park Avenue, 26th Floor New York, NY 10167-0094 Phone No.: (212) 692-2296 Fax No.: (212) 867-6448 Attn: Joseph R. Wekselblatt

With a copy to:	Sheppard, Mullin, Richter & Hampton LLP 1300 I Street, N.W., Suite 1100 Washington, D.C. 20005 Phone No.: (202) 469-4943 Fax No.: (202) 312-9411 Attn: Michele E. Williams, Esquire

“Molina”	Director of Facilities Molina Healthcare, Inc. 200 Oceangate, Suite 100 Long Beach, CA 90802-4317

Exhibit M

Phone No.: (562) 435-3666
Fax No.: (562) 901-1086

with a copy to:	Sidley Austin LLP 555 West 5th Street 40th Floor Los Angeles, CA 90013 Phone No: (213) 896-6018 Fax No.: (213) 896-6600 Attn.: Marc I. Hayutin, Esquire

and to:	Sidley Austin LLP 555 West 5th Street 40th Floor Los Angeles, CA 90013 Phone No: (213) 896-6048 Fax No.: (213) 896-6600 Attn.: Edward C. Prokop, Esquire

“Lender”	The Royal Bank of Scotland PLC c/o RBS Financial Products Inc. 600 Washington Boulevard Stamford, Connecticut 06901 Attn: Real Estate Advisory Fax No.: (203) 873-4670

and to:	The Royal Bank of Scotland PLC c/o RBS Financial Products Inc. 600 Washington Boulevard Stamford, Connecticut 06901 Attn: Legal Department Fax No.: (203) 873-4670

with a copy to:	Kaye Scholer LLP 425 Park Avenue New York, New York 10022 Attn: Stephen Gliatta, Esq. Telecopier: (212) 836-8689

“Sub-Tenant”	Long Beach Publishing Company, Inc. 300 Oceangate, Suite 400 Long Beach, California 90802 Attn: Phone No.: ( ) Fax No.: ( )

with a copy to:

Exhibit M

and to:
George A. Furst
Law Offices of George A. Furst
16161 Ventura Boulevard, Suite C710
Encino, California 91436
Phone No.: (818) 789-5668
Fax No.: (818) 789-5668 (prior notification before sending fax required)

provided, however, that any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other parties in the manner set forth in this Agreement.
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.
Remedies Cumulative. All rights of AGNL herein to collect rents on behalf of Molina under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between AGNL and Molina or others.
Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.
Representations. Each of AGNL, Molina, Lender and Sub-Tenant represents to the other respective parties that it has the power and authority to enter into this Agreement.
Intentionally Omitted.
Governing Law. It is the intention of the parties hereto that this Agreement (and the terms and provisions hereof) shall be construed and enforced in accordance with the laws of the State of California, without regard to any conflict of law principles.
Recordation. At AGNL’s option, this Agreement may be recorded in the land records where the Property is located. Any recordation of this Agreement or any memorandum thereof, whether at the request of AGNL, Lender or otherwise, shall not be at Sub-Tenant’s expense.
Fee Lender Subordination. AGNL, Molina, Lender and Sub-Tenant agree that the Lease shall be subordinate to the Loan and the Security Instrument and any mortgage or other security instrument hereafter placed upon the Property (which includes the Premises) by AGNL, and to any and all advances made or to be made thereunder, to the interest thereon, and all renewals, replacements and extensions thereof; provided, however, that the foregoing shall not limit Lender’s agreements contained herein, including, without limitation, as described in Section 4 hereof.
INCORPORATION. Exhibit A, Exhibit B and Exhibit C are attached hereto and incorporated herein by this reference.
(SIGNATURES FOLLOW)

Exhibit M

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above-written.

NOTICE:	IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.
“MOLINA”
MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Date:         Its:

Signature Page to
Sublease SNDA
Exhibit M

“AGNL”
AGNL CLINIC, L.P.,
a Delaware limited partnership
By: AGNL CLINIC GP, L.L.C.,
    its general partner
By: AGNL Manager II, Inc.,
    its manager

Date:	By: Gordon J. Whiting, President

Signature Page to
Sublease SNDA
Exhibit M

“LENDER”
ROYAL BANK OF SCOTLAND PLC

Date:	By: RBS Securities, Inc., its agent
By:
Name:
Its:
RBS FINANCIAL PRODUCTS, INC.,
a Delaware corporation

Date:	By: RBS Securities, Inc., its agent
By:
Name:
Its:

Signature Page to
Sublease SNDA
Exhibit M

“SUB-TENANT”
LONG BEACH PUBLISHING COMPANY, INC.,
a Delaware corporation

Date:	By: Name: Its:

Signature Page to
Sublease SNDA
Exhibit M

ACKNOWLEDGEMENT
(For Molina)

STATE OF CALIFORNIA	)
)ss.
COUNTY OF	)

On                                        , before me,                                           , a Notary Public, personally appeared                                                   , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                         (Seal)

Acknowledgement to
Sublease SNDA
Exhibit M

ACKNOWLEDGEMENT
(For AGNL)
STATE OF
COUNTY OF
On June ___, 2013 before me,                                           , a Notary Public, in and for said state, personally appeared                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.
Witness my hand and official seal.

Notary Public in and for said State

Acknowledgement to
Sublease SNDA
Exhibit M

ACKNOWLEDGEMENT
(For Lender)
STATE OF
COUNTY OF
On June ___, 2013 before me,                                           , a Notary Public, in and for said state, personally appeared                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.
Witness my hand and official seal.

Notary Public in and for said State
ACKNOWLEDGEMENT
(For Lender)
STATE OF
COUNTY OF
On June ___, 2013 before me,                                           , a Notary Public, in and for said state, personally appeared                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her/their authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.
Witness my hand and official seal.

Notary Public in and for said State

Acknowledgement to
Sublease SNDA
Exhibit M

ACKNOWLEDGEMENT
(For Sub-Tenant)

STATE OF CALIFORNIA	)
)ss:
COUNTY OF	)

On                                        , before me,                                           , a Notary Public, personally appeared                                                   , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                          (Seal)]

Acknowledgement to
Sublease SNDA
Exhibit M

EXHIBIT A
PROPERTY
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 7278-003-036

Exhibit M

EXHIBIT B
PREMISES
The premises leased from Molina to Sub-Tenant under the Lease, consisting of approximately 26,213 rentable square feet, on portions of the first, fourth and fourteenth floors of the office building located at 300 Oceangate Blvd., Long Beach, California

Exhibit M

EXHIBIT C
LEASE

Exhibit M

EXHIBIT N
Form of Notice of Subordination
NOTICE OF SUBORDINATION
THIS NOTICE OF SUBORDINATION (this “Notice”) is dated June __, 2013 (the “Effective Date”), by AGNL Clinic, L.P., a Delaware limited partnership (“AGNL”) and Molina Healthcare, Inc., a Delaware corporation (“Molina”)
1.    Molina Center LLC, a Delaware limited liability company (“Center”), as landlord, and                 (“Sub-Tenant”) as tenant (or their respective predecessors in interest), entered into a Lease made and entered into as of                  , 20     (the “Lease”). Pursuant to the Lease, Sub-Tenant leases from Center that certain portion of the Property (defined below) as more particularly described on Exhibit B attached hereto and incorporated herein by this reference (the “           Premises”).
2.    On the Effective Date, Center, sold and conveyed to AGNL the fee simple interest in that certain real property with an address of 200 and 300 Oceangate Blvd., Suite 950, Long Beach, California 90802, and described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”).
3.    On the Effective Date, AGNL, as landlord, and Molina, as tenant, entered into a Lease Agreement dated as of the Effective Date (together with any amendments, modifications, replacements or extensions, the “Ground Lease”) pursuant to which AGNL leased to Molina all of the Property and improvements located thereon as more fully described in the Ground Lease, Center assigned the Lease to Molina, and Lender made a loan (the “Loan”) to AGNL secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Security Instrument”) encumbering AGNL’s interest in the Property.
4.    Pursuant to Section 12 or Section 33, as applicable, of the Lease, Sub-Tenant agreed that, at the option of Landlord (as defined in the Lease), all future ground leases would be superior to the Lease. Center, as Landlord under the Lease, hereby exercises such option with regard to the Ground Lease. The effect of the foregoing subordination shall be that the Ground Lease shall be deemed a master lease or superior lease and that the Lease shall be deemed a sublease under the Ground Lease.
[Signature Page Follows]

Exhibit N

Sincerely,
AGNL Clinic, L.P.,
a Delaware limited partnership

By:	AGNL Clinic GP, L.L.C., a Delaware limited liability company, its general partner

By:	AGNL Manager II, Inc., a Delaware corporation, its manager
By:
Name: Gordon J. Whiting
Title: President

Exhibit N

Exhibit A
LEGAL DESCRIPTION
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 AND 7278-003-036

Exhibit N

Exhibit B
[    ] PREMISES
[Address and Suite #]

Exhibit N

EXHIBIT O-1
Long Beach Title Pro Forma
(attached)

Exhibit O-1

Fidelity National Title Insurance Company

POLICY NO.: Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
Any notice of claim and any other notice or statement in writing required to be given the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.
COVERED RISKS
SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation (the “Company”) insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:
1.    Title being vested other than as stated in Schedule A.

2.	Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
(a)    A defect in the Title caused by
(i)    forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
(ii)    failure of any person or Entity to have authorized a transfer or conveyance;

(iii)	a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

(iv)	failure to perform those acts necessary to create a document by electronic means authorized by law;
(v)    a document executed under a falsified, expired, or otherwise invalid power of attorney;

27306 (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

(vi)	a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
(vii)    a defective judicial or administrative proceeding.

(b)	The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c)
Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3.    Unmarketable Title.
4.    No right of access to and from the Land.

5.	The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a)	the occupancy, use, or enjoyment of the Land;

(b)	the character, dimensions, or location of any improvement erected on the Land;

(c)	the subdivision of land; or

(d)	environmental protection
if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6.
An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7.	The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8.	Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

27306 (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

9.	Title being vested other than as stated Schedule A or being defective

(a)
as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws; or

(b)
because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors’ rights laws by reason of the failure of its recording in the Public Records

(i)	to be timely, or

(ii)	to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10.
Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys’ fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.
IN WITNESS WHEREOF, FIDELITY NATIONAL TITLE INSURANCE COMPANY has caused this policy to be signed and sealed by its duly authorized officers.
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27306 (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

EXCLUSIONS FROM COVERAGE
The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys’ fees, or expenses that arise by reason of:

1.	(a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
(i)    the occupancy, use, or enjoyment of the Land;
(ii)    the character, dimensions or location of any improvement erected on the Land;
(iii)    the subdivision of land; or
(iv)    environmental protection;
or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

(b)	Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.

2.	Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3.    Defects, liens, encumbrances, adverse claims, or other matters:

(a)	created, suffered, assumed, or agreed to by the Insured Claimant;

(b)
not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;

(c)	resulting in no loss or damage to the Insured Claimant;

(d)	attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or

(e)	resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.

4.	Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, that the transaction vesting the Title as shown in Schedule A, is

(a)	a fraudulent conveyance or fraudulent transfer; or

(b)	a preferential transfer for any reason not stated in Covered Risk 9 of this policy.

5.
Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1.    DEFINITION OF TERMS
The following terms when used in this policy mean:
(a)    “Amount of Insurance”: The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
(b)    “Date of Policy”: The date designated as “Date of Policy” in Schedule A.
(c)    “Entity”: A corporation, partnership, trust, limited liability company, or other similar legal entity.
(d)    “Insured”: The Insured named in Schedule A.
(i) The term “Insured” also includes
(A)    successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
(B)    successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
(C)    successors to an Insured by its conversion to another kind of Entity;

(D)    a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
(1)    if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
(2)    if the grantee wholly owns the named Insured,
(3)    if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or
(4)    if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.
(ii)    With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.
(e)    “Insured Claimant”: An Insured claiming loss or damage.
(f)    “Knowledge” or “Known”: Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

27306 (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

(g)    “Land”: The land described in Schedule A, and affixed improvements that by law constitute real property. The term “Land” does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h)    “Mortgage”: Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.
(i)    “Public Records”: Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), “Public Records” shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.
(j)    “Title”: The estate or interest described in Schedule A.
(k)    “Unmarketable Title”: Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.
2.    CONTINUATION OF INSURANCE
The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.
3.    NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company’s liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.
4.    PROOF OF LOSS
In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.
5.    DEFENSE AND PROSECUTION OF ACTIONS
(a)    Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.
(b)    The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.
(c)    Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.
6.    DUTY OF INSURED CLAIMANT TO COOPERATE
(a)    In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company’s expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company’s obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.
(b)    The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda,

27306A (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.
7.    OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY
In case of a claim under this policy, the Company shall have the following additional options:
(a)    To Pay or Tender Payment of the Amount of Insurance.
To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.
Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.
(b)    To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.
(i)    To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or
(ii)    To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys’ fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.
Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company’s obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.
8.    DETERMINATION AND EXTENT OF LIABILITY
This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.
(a)    The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of
(i)    the Amount of Insurance; or

(ii)    the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.
(b)    If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,
(i)    the Amount of Insurance shall be increased by 10%, and
(ii)    the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.
(c)    In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys’ fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.
9.    LIMITATION OF LIABILITY
(a)    If the Company establishes the Title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.
(b)    In the event of any litigation, including litigation by the Company or with the Company’s consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.
(c)    The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.
10.    REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
All payments under this policy, except payments made for costs, attorneys’ fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.
11.    LIABILITY NONCUMULATIVE
The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.
12.    PAYMENT OF LOSS
When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.
13.    RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT
(a)    Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys’ fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights

27306A (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.
If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.
(b)    The Company’s right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.
14.    ARBITRATION
Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association (“Rules”). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.
15.    LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT
(a)    This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.
(b)    Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.
(c)    Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.
(d)    Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.
16.    SEVERABILITY
In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17.    CHOICE OF LAW; FORUM
(a)    Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.
Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.
(b)    Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.
18.    NOTICES, WHERE SENT
Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Fidelity National Title Insurance Company, Attn: Claims Department, Post Office Box 45023, Jacksonville, Florida 32232-5023.

27306A (6/06)
Alta Owner’s Policy

Copyright American Land Title association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: 23021588-997-MAT    Policy No.: Pro Forma-23021588

Fidelity National Title Insurance Company
SCHEDULE A
This is a Pro Forma Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

Name and Address of Title Insurance Company:	Fidelity National Title Company 1300 Dove Street, Suite 310 Newport Beach, CA 92660
Policy No.: Pro Forma-23021588    Order No.: 23021588-997-MAT
Address Reference: 200-300 Oceangate, Long Beach, CA
Amount of Insurance: $134,625,566.00    Premium: PRO FORMA
Date of Policy: PRO FORMA
1.    Name of Insured:
AGNL Clinic, L.P., a Delaware limited partnership
2.    The estate or interest in the Land that is insured by this policy is:
A FEE
3.    Title is vested in:
AGNL Clinic, L.P., a Delaware limited partnership
4.    The Land referred to in this policy is described as follows:
See Exhibit A attached hereto and made a part hereof.

27306A (6/06)        1
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No.: 23021588-997-MAT    Policy No.: Pro Forma-23021588

THIS POLICY VALID ONLY IF SCHEDULE B IS ATTACHED

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCELS 2 AND 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN 500 FEET BELOW THE SURFACE OF SAID LAND, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF SAID LAND LYING MORE THAN 500 FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF SAID LAND OR ANY PORTION OF SAID LAND WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER AS RESERVED BY VARIOUS DEEDS OF RECORD, AMONG THEM, BEING THE DEED RECORDED JULY 19, 1965 AS INSTRUMENT NO. 885 IN BOOK D2981 PAGE 153 OFFICIAL RECORDS.
APN: 7278-003-035 & 7278-003-036
THE ABOVE DESCRIBED LAND IS ALSO DESCRIBED ON THE ALTA SURVEY PREPARED BY FJS LAND CONSULTING FOR BOCK & CLARK’S NATIONAL SURVEYOR’S NETWORK, DATED FEBRUARY 27, 2013 AND LAST REVISED _______, 2013, AND DESIGNATED AS JOB NO. 201300337-002, AS FOLLOWS:
PARCEL 2, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2, BEING A 2 1⁄2” IRON PIPE TAGGED LS 2680; THENCE:
1ST – NORTH 89° 55’49” EAST 584.88 FEET TO A 2 1⁄2” IRON PIPE TAGGED LS 2680; THENCE,
2ND – SOUTH 00° 04’11” EAST 320.00 FEET TO A 2 1⁄2” IRON PIPE TAGGED LS 2680; THENCE,
3RD – SOUTH 89° 55’49” WEST 109.01 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY HAVING A RADIUS OF 477.83 FEET; THENCE ALONG SAID CURVE,
4TH – WESTERLY 61.71 FEET THROUGH A CENTRAL ANGLE OF 7° 24’00”; THENCE,
5TH – SOUTH 82° 24’48” WEST 58.94 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHERLY HAVING A RADIUS OF 652.00 FEET; THENCE ALONG SAID CURVE,
6TH – WESTERLY 84.21 FEET THROUGH A CENTRAL ANGLE OF 7° 24’00”, THENCE,
7TH – SOUTH 89° 55’49” WEST 162.45 FEET TO A 2 1⁄2” IRON PIPE TAGGED LS 2680; THENCE,
8TH NORTH 00° 04”11” WEST 161.00 FEET; THENCE,
9TH SOUTH 89° 55’48” WEST 109.46 FEET; THENCE,
10TH NORTH 00° 04’11” WEST 176.00 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL 3, AS SHOWN ON PARCEL MAP NO. 5196, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 71 PAGE 14 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 3, BEING A 2 1/2” IRON PIPE TAGGED LS 2680; THENCE
1ST – SOUTH 0° 04’11” EAST 76.02 FEET; THENCE,

27306B (6/06)        1
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

2ND – SOUTH 88° 26’36” EAST 475.58 FEET; THENCE,
3RD – NORTH 0° 04’11” WEST 80.68 FEET TO A 2 1/2” IRON PIPE TAGGED LS 2680; THENCE

4TH – SOUTH 89° 55’49” WEST 109.01 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY HAVING A RADIUS OF 477.83 FEET; THENCE ALONG SAID CURVE,
5TH – WESTERLY 61.71 FEET THROUGH A CENTRAL ANGLE OF 7° 24’00”, THENCE;
NORTHERLY HAVING A RADIUS OF 652.00 FEET; THENCE ALONG SAID CURVE,
6TH – SOUTH 82° 24’48” WEST 58.94 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHERLY HAVING A RADIUS OF 652.00 FEET; THENCE ALONG SAID CURVE,
7TH – WESTERLY 84.21 FEET THROUGH A CENTRAL ANGLE OF 7° 24’00”, THENCE,
8TH – SOUTH 89° 55’49” WEST 162.45 FEET TO THE TRUE POINT OF BEGINNING.
NOTE: PARCEL 3 ONLY INCLUDES THE AIRSPACE LOCATED 15.5 FEET ABOVE THE FINISHED SURFACE OF SAID LAND
PER THE SURVEYOR THE ABOVE METES AND BOUNDS LEGAL DESCRIPTIONS COVER THE SAME PROPERTY AS THE PROPERTY COVERED BY THE RECORD LEGAL DESCRIPTION. HOWEVER, ARE NOT THE VESTING LEGAL DESCRIPTION. THESE ARE MERELY PROVIDED AS A COURTESY.
THE ABOVE METES AND BOUNDS LEGAL DESCRIPTION IN NOT THE RECORD LEGAL DESCRIPTION AND IS MERELY PROVIDED AS A COURTESY ONLY. NO COVERAGE IS GIVEN AS TO THE ACCURACY THEREOF.

27306B (6/06)        2
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

SCHEDULE B
EXCEPTIONS FROM COVERAGE
This policy does not insure against loss or damage, and the Company will not pay costs, attorneys’ fees, or expenses that arise by reason of:

1.	Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2013-2014.

2.	Intentionally Deleted.

3.	Intentionally Deleted

4.
The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (Commencing with Section 75) of the Revenue and Taxation Code of the State of California. None yet due and payable.

5.	Water rights, claims or title to water, whether or not disclosed by the public records.

6.	Intentionally deleted

7.
The Land described herein is included within a project area of the Redevelopment Agency shown below, and that proceedings for the redevelopment of said project have been instituted under the Redevelopment Law (such redevelopment to proceed only after the adoption of the Redevelopment Plan) as disclosed by a document.

Redevelopment Agency:    Redevelopment Agency of the City of Long Beach, California
Recording Date:    October 21, 1969
Recording No:    3208 of Official Records

8.	Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:
Granted by:    Redevelopment Agency of the City of Long Beach
Granted to:    The City of Long Beach
Purpose:    Slope and incidental purposes
Recording Date:    April 22, 1976
Recording No:    as Instrument No. 470, Book D7050, Page 668, of Official Records
Affects:    A portion of Parcel 2

27306B (6/06)        3
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

9.	Matters contained in that certain document
Entitled:    Grants, Covenants and Restrictions
Executed by:    Redevelopment Agency of The City of Long Beach, California, a public body, corporate and politic and Oceangate Financial Center, Ltd., a California limited partnership
Recording Date:    February 18, 1976
Recording No:    as Instrument No. 488, Book M5256, Page 630, of Official Records

10.
Covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Entitled:    “Resolution No. RA. 13-76”
Executed by:    Redevelopment Agency of The City of Long Beach, California
Recording Date:    May 27, 1976
Recording No:    as Instrument No. 4810, Book D7097, Page 356, of Official Records
Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

11.
Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Entitled:    “Grant Deed”
Grantor:    Redevelopment Agency of The City of Long Beach, California
Recording Date:    November 25, 1980
Recording No:    80-1188844 of Official Records
Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.
In connection therewith, a “Certificate of Completion for Construction of Improvements” recorded July 12, 1983, as Instrument No. 83-780907, of Official Records.
12.    Matters contained in that certain document
Entitled:    Disposition and Development Agreement

Executed By and Between:	Redevelopment Agency of The City of Long Beach, California and Dillingham Investments, Incorporated and Gilbert F. Platt, Incorporated, a California corporation
Recording Date:    November 25, 1980
Recording No:    80-1188843, of Official Records
Reference is hereby made to said document for full particulars.
In connection therewith, a “Certificate of Completion for Construction of Improvements” recorded July 12, 1983, as Instrument No. 83-780907, of Official Records.
13.    Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Grantor:	Norland Properties

Granted to:	The Mutual Life Insurance Company of New York

27306B (6/06)        4
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

Purpose:	Subsurface encroachment of a parking structure, the maintenance thereof, and incidental purposes

Recording Date:	December 02, 1982

Recording No:	82-1201843, of Official Records

Affects:	The easterly 4 feet of Parcel 2
14.    Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Grantor:	Norland Properties

Granted to:	Southern California Edison Company, a corporation

Purpose:	electrical supply and communication systems, and incidental purposes

Recording Date:	September 29, 1982

Recording No:	82-986386 of Official Records

Affects:	A portion of Parcel 2
15.    Recitals as shown on that certain Parcel Map 5196, Book 71, Page 14, of Parcel Maps.
Which among other things recites:

a.
Abutter’s rights of ingress and egress to or from Shoreline Drive, except the public right to travel on same, have been dedicated or relinquished on the map of Tract Map No. 27757 on file in Book 820, Page 91, of Tract Maps.

b.
The following matters as shown in the “NOTES” on Parcel Map No. 5196 filed in Book 71 of Parcel Maps, at Page 14, Los Angeles County Records, as said Parcel Map is referred to in the herein legal description:

1.
“Parcels 3 and 4 represent portions of the undedicated portions of Lots 4 and 10, Tract 27757, M.B. 820, Pgs. 91-94 lying above an imaginary surface which at all points thereon is 15.5 feet vertically above the unfinished surface of said Lots 4 and 10 improved for public street purposes.”

2.	“The ownership, sale, lease or financing of all or part of Parcels 2 and 3 separately is prohibited per conditions in Resolution No. 13-76 as recorded in Book D7097, Pgs. 356.”

3.	“Pedestrian & vehicular ingress and egress rights into Seaside Way across the southwesterly & southerly line of Parcel 1 and the southerly line of Parcel 2 are retained.”
Reference is hereby made to said document for full particulars.
16.    Intentionally Deleted.
17.    Intentionally Deleted.
18.    Intentionally deleted
19.    Intentionally Deleted.

20.	Any rights, interests, or claims which may exist or arise by reason of the following matters disclosed by survey,
Job No.:    201300337-002
Dated:    2/27/2013 last revised 3/1/2013
Prepared by:    FJS Land Consulting
A)    Intentionally Deleted
B)    An encroachment of an air conditioning unit over an easement for slope purposes. Said easement is described in item 8 above.
C)    Intentionally Deleted
D)    An encroachment of a loading dock over an easement for slope purposes. Said easement is described in item 8 above.
E)    An encroachment of a surface deck and a subterranean parking garage over an easement for utility purposes. Said easement is described in item 14 above.

27306B (6/06)        5
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

F)    Intentionally Deleted
G)    Intentionally Deleted
H)    Intentionally Deleted
I)    Intentionally Deleted
J)    Intentionally Deleted
K)    Intentionally Deleted
L)    Intentionally Deleted
21.    Intentionally Deleted.

22.	Open-End Mortgage, Assignment of Leases and Rents and Security Agreement given to secure the original amount shown below, and any other amount payable under the terms thereof.

Amount:	$103,770,000.00

Dated:	__/__/2013

Trustor/Grantor	AGNL Clinic, L.P., a Delaware limited partnership

Trustee:	Fidelity National Title Company

Beneficiary:	RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc

Recording Date:	__/__/2013

Recording No:	2013

23.	An assignment of all moneys due, or to become due as rental or otherwise from said Land, to secure payment of an indebtedness, shown below and upon the terms and conditions therein

Amount:	$TBD

Assigned to:	RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc

Assigned By:	AGNL Clinic, L.P., a Delaware limited partnership

Recording Date:	__/__/2013

Recording No:	2013
24.    A financing statement as follows:

Debtor:	AGNL Clinic, L.P., a Delaware limited partnership

Secured Party:	RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc

Recording Date:	__/__/2013

Recording No:	2013

25.	Any rights of the parties in possession of a portion of, or all of, said Land, which rights are not disclosed by the public records.

27306B (6/06)        6
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No.: Pro Forma-23021588

END OF SCHEDULE B
This is a pro forma policy furnished to or on behalf of the party to be insured. It neither reflects the present status of title, nor is it intended to be a commitment to insured. The inclusion of endorsements as a part of the pro forma policy in no way evidences the willingness of the company to provide any affirmative coverage shown therein. There are requirements which must be met before a final policy can be issued in the same form as the pro forma policy. A commitment to insure setting forth these requirements should be obtained from the Company.
Additional Matters may be added or other amendments may be made to this pro forma policy by reason of any defects, liens or encumbrances that appear for the first time in the Public Records or come to the attention of the Company and are created or attached between the issuance of this pro forma policy and the issuance of a policy of title insurance. The Company shall have no liability because of such addition or amendment.

27306B (6/06)        7
ALTA Owner’s Policy (6/17/06)

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued By
Fidelity National Title Insurance Company

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	“Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
“Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.    The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature

27E712 ALTA 9.25-06 Covenants, Conditions and Restrictions – Improved Land – Owner’s Policy (4-2-12)    Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E712 ALTA 9.25-06 Covenants, Conditions and Restrictions – Improved Land – Owner’s Policy (4-2-12)    Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by FJS Land Consulting for Bock & Clark’s National Surveyor’s Network, dated February 27, 2013, last revised _____, 2013 and designated as Job No. 201300337-002.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E712 ALTA 9.25-06 Covenants, Conditions and Restrictions – Improved Land – Owner’s Policy (4-2-12)    Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from W Ocean Boulevard and Seaside Way (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E125 ALTA 17-06 Access and Entry (06-17-06)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of the failure of a Commercial improvement, known as 200-300 Oceangate, Long Beach, CA, to be located on the Land at Date of Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E149 ALTA 22-06 Location (06-17-06)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: (CHECK ALL THAT APPLY)
X    Water service    X    Natural gas service    X    Telephone service
X    Electrical power service    X    Sanitary sewer    X    Storm water drainage
☐        ☐        ☐
either over, under or upon rights-of-way or easements for the benefit of the Land because of:
(1)    a gap or gore between the boundaries of the Land and the rights-of-way or easements;
(2)    a gap between the boundaries of the rights-of-way or easements; or
(3)    a termination by a grantor, or its successor, of the rights-of-way or easements.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E490 ALTA 17.2-06 Utility Access (10-16-07)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E496 ALTA 26-06 Subdivision (10-16-08)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:
Parcel:    Tax Identification Numbers:
Parcel 2 of Schedule A    7278-003-035
Parcel 3 of Schedule A    7278-003-036

2.
the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes, Assessments or other charges imposed on the servient estate by a governmental authority.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E128 ALTA 18.1-06 Multiple Tax Parcel (6-17-06)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	according to applicable zoning ordinances and amendments, the Land is not classified Zone PD-6

b.	the following use or uses are not allowed under that classification:
Office Building

c.
There shall be no liability under this paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.
The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b.; or requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

a.	Area, width, or depth of the Land as a building site for the structure

b.	Floor space area of the structure

c.	Setback of the structure from the property lines of the Land

d.	Height of the structure, or

e.	Number of parking spaces.
3.    There shall be no liability under this endorsement based on:

a.	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

b.	the refusal of any person to purchase, lease or lend money on the Title covered by this policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E604 ALTA 3.1-06 Zoning – Completed Structure (10-22-09)    Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

27E149 ALTA 22-06 Location (06-17-06)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E487 ALTA 8.2-06 Commercial Environmental Lien (10-16-08)    Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The Company insures against loss or damage sustained by the Insured by reason of:
1.    the failure Parcels 2 and 3 described in Schedule A to be contiguous; or
2.    the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

27E129 ALTA 19-06 Contiguity – Multiple Parcels (6-17-06)        Page 1 of 1

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued by
Fidelity National Title Insurance Company
The policy is hereby amended by deleting Paragraph 13 of the Conditions, relating to Arbitration.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

SE-93 Deletion of Arbitration Endorsement – ALTA Loan Policy (6/17/06)    Page 1 of 1

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-23021588
Issued By
Fidelity National Title Insurance Company
The Company hereby insures the insured against loss which said insured shall sustain, including costs of defense, in the event that any claim is made seeking the removal of any portion of the existing improvements on the land described in Schedule A (including lawns, shrubbery, or trees) by reason of the encroachments shown in Paragraph B, D and E of Exception 20, Schedule B, Part I hereon.
The total liability of the Company under said policy and any endorsements therein shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.
This endorsement is made a part of said policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Dated: PRO FORMA
Fidelity National Title Insurance Company
Countersigned by:
Pro Forma Specimen
Authorized Signature
This is a Pro Forma Endorsement. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company.

SE-55-06 – Custom (8/3/2009)        Page 1 of 1

Order No. 23021588-997-MAT    Policy No. Pro Forma-23021588

EXHIBIT O-2
Columbus Title Pro Forma
(attached)

Exhibit O-2

Name and Address of Title Insurance Company
Fidelity National Title Insurance Company
PO Box 45023
Jacksonville, FL 32232-5023
Policy No.: PROFORMA
Amount of Insurance: $24,000,000.00
Date of Policy: PROFORMA
1.    Name of Insured:
AGNL Clinic, L.P., a Delaware limited partnership
2.    The estate or interest in the Land that is insured by this policy is:
Fee Simple
3.    Title is vested in:
AGNL Clinic, L.P., a Delaware limited partnership
4.    The Land referred to in this policy is described as follows:
See attached Exhibit “A”
THIS IS A PRO FORMA POLICY FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A COMMITMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN, NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.
Countersigned:

Authorized Officer or Agent

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

Exhibit A
Policy Number:
PARCEL 1:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 13.727 acre tract, and all of the 0.875 acre tract conveyed to 17 Land Realty Corp. by deeds of record in O.R. 14066 B11 and O.R. 25716 J11, respectively, records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning at a railroad spike set at the intersection of the Southerly right-of-way line of Interstate 270 (FRA‑270-18.32N) and centerline of Cooper Road (60 feet in width). Said railroad spike being the Northeasterly corner of said 0.875 acre tract;
Thence South 26 deg. 55’ 00” East, a distance of 241.79 feet, along said centerline of Cooper Road and Easterly line of said 0.875 acre tract, to a railroad spike set at the Southeasterly corner of said 0.875 acre tract;
Thence North 78 deg. 47’ 04” West, a distance of 38.14 feet, along the Southerly line of said 0.875 acre tract, to an iron pin set in the Westerly right-of-way line of said Cooper Road;
Thence South 26 deg. 55’ 00” East, a distance of 295.14 feet, along said Westerly right-of-way line of Cooper Road and along the Easterly line of said 13.727 acre tract, to an iron pin set at the point of curvature in the Northerly right-of-way line of Corporate Exchange Drive (60 feet in width) of record in Plat Book 60, Page 22 and 23;
Thence the following four (4) courses and distances along said Northerly right-of-way line of Corporate Exchange Drive and Southerly line of said 13.727 acre tract;
1.    Thence along arc of said curve to the right having a radius of 35.00 feet, a central angle of 90 deg. 00’ 00”, and a chord bearing South 18 deg. 05’ 00” West, a chord distance of 49.50 feet to the point of tangency;
2.    Thence South 63 deg. 05’ 00” West, a distance of 35.00 feet, to an iron pin found at the point of curvature;
3.    Thence along arc of said curve to the right having a radius of 270.00 feet, a central angle of 28 deg. 56’ 27”, and a chord bearing South 77 deg. 33’ 14” West, a chord distance of 134.94 feet, to an iron pin set at the point of tangency;
4.    Thence North 87 deg. 58’ 33” West, a distance of 788.06 feet, to an railroad spike set;
Exhibit A continued
Policy Number:
Thence North 02 deg. 01’ 27” East, a distance of 318.00 feet across said 13.727 acre tract to a railroad spike set in a Southerly line of the 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence South 87 deg. 58’ 33” East, a distance of 15.00 feet along said Southerly line of the 5.103 acre tract to a railroad spike set at a Southeasterly corner of said 5.103 acre tract;

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

Thence the following three (3) courses and distances along the Easterly lines to said 5.103 acre tract;
1.    Thence North 02 deg. 01’ 27” East, a distance of 185.00 feet, to a P.K. nail found;
2.    Thence South 87 deg. 58’ 33” East, a distance of 57.50 feet, to a railroad spike set;
3.    Thence North 02 deg. 01’ 27” East, a distance of 167.21 feet, to an iron pin set in aforesaid Southerly right-of-way line of Interstate 270 at a Northeasterly corner of said 5.103 acre tract;
Thence South 78 deg, 46’ 49” East, a distance of 677.06 feet, along said Southerly right-of-way line of Interstate 270 and partly along the Northerly line of said 13.727 acre tract and partly along the Northerly line aforesaid 0.875 acre tract, to the point of beginning.
Containing 11.814 acres, more or less, of which 0.167 acres lies within the Cooper Road right-of-way.
The bearings in the above description are based on the bearing of South 87 deg. 58’ 33” East, for the centerline of Corporate Exchange Drive, as shown on the dedication Plat for Corporate Exchange Drive, of record in Deed Book 60, Page 22 and 23, records of the Recorder’s Office, Franklin County, Ohio.
PARCEL 2:
Situated in the City of Columbus, County of Franklin and State of Ohio, lying in Quarter Township 2, Township 2, Range 17, United States Military Lands:
And known as being a part of the 4.500 and 13.727 acre tracts conveyed to 17 Land Realty Corp. by deed of record in O.R. 14066 B11, Records of the Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:
Beginning for reference at a PK nail found at the centerline intersection of Presidential Gateway (60 feet in width) as established by the Plat of record in Plat Book 83, Page 80 and Corporate Exchange Drive (60 feet in width) as established by the Plat of record in Plat Book 60, Page 22;
Thence North 87 deg. 58’ 33” West, a distance of 329.18 feet along the centerline of Corporate Exchange Drive to a point;
Exhibit A continued
Policy Number:
Thence North 02 deg. 01’ 27” East, a distance of 30.00 feet, to a railroad spike set on the Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 acre tract and being the point of true beginning;
Thence the following three (3) courses and distances along the said Northerly right-of-way line of Corporate Exchange Drive and the Southerly line of said 13.727 and 4.500 acre tracts;
1.    Thence North 87 deg. 58’ 33” West, a distance of 94.38 feet to an iron pin set at a point of curvature;
2.    Thence along the arc of said curve to the right, having a radius of 420.00 feet, a central angle of 27 deg. 22’ 54”, a chord bearing North 74 deg. 17’ 06” West, and a chord distance of 198.81 feet to an iron pin found at the point of tangency;

Owner’s Policy         Page 3 of 8

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

3.    Thence North 60 deg. 35’ 39” West, a distance of 28.10 feet to an iron pin set at a Southeasterly corner of a 5.103 acre tract conveyed to Corporate Exchange Buildings IV and V Limited Partnership by deed of record in O.R. 24554 B04;
Thence the following two (2) courses and distance along the Easterly and Southerly lines of said 5.103 acre tracts;
1.    Thence North 02 deg. 01’ 27” East, a distance of 258.02 feet to a railroad spike set;
2.    Thence South 87 deg. 58’ 33” East, a distance of 31250 feet to a railroad spike set;
Thence South 02 deg. 01’ 27” West, a distance of 318.00 feet across said 13.727 acre tract to the point of true beginning, containing 2.183 acres, more or less, subject to all easements, restrictions and rights-of-way of record.

Owner’s Policy         Page 4 of 8

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

Schedule B
EXCEPTIONS FROM COVERAGE
Policy Number:
This policy does not insure against loss or damage, and the Company will not pay costs, attorneys’ fees, or expenses that arise by reason of:

~~1.~~
~~Defects, liens, encumbrances adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage thereon.~~ Intentionally deleted.

~~2.~~	~~Assessments, if any, not yet certified to the County Auditor.~~ Intentionally deleted.

~~3.~~	~~Rights or claims of parties other than Insured in actual possession of any or all of the property.~~ Intentionally deleted.

~~4.~~
~~Any encroachment, encumbrances, violation, variation or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land Insurvey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.~~ Intentionally deleted.

~~5.~~	~~Unfiled mechanic’s or materialman’s liens.~~ Intentionally deleted.

~~6.~~	~~No liability is assumes for tax increases occasioned by retroactive revaluation change in land usage, or loss of any homestead exemption status for insured premises.~~ Intentionally deleted.

~~7.~~	~~Any inaccuracy in the specific quantity of acreage contained on any survey if any or contained with the legal description of premises insured herein.~~ Intentionally deleted.

~~8.~~
~~Any covenant, condition or restriction referred to herein indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin is omitted as provided in 42 U.S.C. Section 3604, unless and only to the extent that the restriction (a) is not in violation of state or federal law, (b) is exempt under 42 U.S.C. Section 3607, or (c) related to handicap, but does not discriminate against handicapped people.~~ Intentionally deleted.

~~9.~~
~~Covenants, conditions and restrictions and other instruments recorded in the public records and purporting to impose a transfer fee or conveyance fee payable upon the conveyance of a interest in real property or payable for the right to make or accept such a transfer, and any and all fees, liens or charges, whether recorded or unrecorded, if any, currently due payable or that will become due or payable, and any other rights deriving therefrom, that are assessed pursuant thereto.~~ Intentionally deleted.

~~10.~~	~~Oil and gas leases, pipeline agreements or any other instruments related to the production or sale of oil and gas which may arise subsequent to the date of the Policy.~~ Intentionally deleted.
Schedule B continued
Policy Number:

11.	Any lease, grant, exception or reservation of minerals or mineral rights together with any rights appurtenant thereto.

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

12.
Reservations, restrictions, covenants, limitations, easements and/or other conditions as shown on plat filed for record June 30, 1983, in Plat Book 60, Page 22, of the Franklin County Records as shown on survey prepared by David 1 Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043,

13.	Easement for Pole Line to The Columbus Railway Power and Light Company, filed for record November 4, 1932, in Deed Book 982, Page 352, of the Franklin County Records.

14.
Easement to Columbus and Southern Ohio Electric Company, filed for record October 22, 1965, in Deed Book 2687, Page 577, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043,

~~15.~~	~~Right of Way to Columbia Gas of Ohio, Inc., filed for record May 13, 1966, in Deed Book 2732, Page 586 of the Franklin County Records.~~ Intentionally deleted.

16.
Easement to the City of Columbus, filed for record August 1, 1972, in Deed Book 3258, Page 232, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043,

17.
Protective Covenants for Corporate Exchange, filed for record April 14, 1983 in Official Record 2681E15, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

First Supplement to Protective Covenants for Corporate Exchange, filed for record April 3, 1984 in Official Record 4063I14, of the Franklin County Records,
Second Supplement to Protective Covenants for Corporate Exchange, filed for record June 7, 1988 in Official Record 11707E20, of the Franklin County Records.
Third Supplement to Protective Covenants for Corporate Exchange, filed for record June 28, 1988 in Official Record 11831G13, of the Franklin County Records,

18.
Easement to Columbus and Southern Ohio Electric Company, filed for record August 11, 1983, in Official Record 3169B07, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

Schedule B continued
Policy Number:

19.	Easement to Columbus and Southern Ohio Electric Company, filed for record January 18, 1985, in Official Record 5276E08, of the Franklin County Records as shown on survey prepared by David J.,
Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

20.	Easement to The Ohio Bell Telephone Company, filed for record November 27, 1992, in Official Record 21144J02, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered

Owner’s Policy         Page 6 of 8

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

21.
Easement Agreement by and between Land Realty Corp. and Corporate Exchange Buildings IV and V Limited Partnership, filed for record November 5, 1993 in Official Record 24554B10, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

22.
Easement & Right-of-Way to Columbus Southern Power Company, filed for record March 29, 1999, in Instrument No. 199903290076085, of the Franklin County Records as shown on survey prepared by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2013, last revised April 22, 2013, having Job No. 1201300043.

23.	Easement for parking, ingress and egress to Corporate Exchange Buildings IV & V Limited Partnership, filed for record July 27, 1999, in Instrument No. 199907270190224, of the Franklin County Records,

24.
Non-exclusive Ingress and Egress and Parking Easement to Cass Information Systems, Inc. as established in Deed of Easement recorded December 5, 2007, in Instrument No. 200712050209493, of the Franklin County Records.

25.
Open-End Mortgage, Assignment of Leases and Rents and Security Agreement from AGNL Clinic, L.P., a Delaware limited partnership to RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc, a Delaware corporation, dated           , in the principal sum of $100,500,000.00, filed for record       of Franklin County Records as Instrument No._______.

26.
Assignment of Leases and Rents by and between AGNL Clinic, L.P., a Delaware limited partnership to RBS Financial Products Inc. and RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc, a Delaware corporation, dated     ______, filed for record       of Franklin County Records as Instrument No. ______.

27.
UCC Financing Statement from AGNL Clinic, L.P., a Delaware limited partnership, Debtor to RBS Financial Products Inc. and RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc, a Delaware corporation, Secured Party, filed for record        of Franklin County Records as Instrument No. ______.

Schedule B continued
Policy Number:

28.
Rights of Molina Healthcare, Inc., a Delaware corporation, as tenant in possession only, as evidenced by that certain Memorandum of Lease by and between AGNL Clinic, L.P., a Delaware limited partnership,

as landlord and Molina Healthcare, Inc., as tenant, filed for record                                , 2013 in Official Record                             , of the Franklin County, Ohio records.

29.
Subordination, Non-Disturbance and Attornment Agreement by and between AGNL Clinic, L.P., as landlord and Molina Healthcare, Inc., as tenant, and RBS Financial Products Inc., a Delaware corporation and The Royal Bank of Scotland plc, a Delaware corporation (Lender) filed for record                                , 2013 in Official Record                         , of the Franklin County, Ohio records.

Owner’s Policy         Page 7 of 8

Fidelity National Title Company, LLC        Order Number: 4257983
77 N. Miller Road, Suite H        Reference Number: 508130029
Fairlawn, OH 44333

~~26.~~	~~Liens in favor of the State of Ohio filed, but not yet indexed in the dockets of the Franklin County Common Pleas Clerk.~~ Intentionally deleted.
30.    Taxes for the second half of 2012 and subsequent years are a lien, but are not yet due and payable.
The County Treasurer’s General Tax Records for the tax year 2012 are as follows
PPN 600-122680-00
Taxes for the first half are paid.
Taxes for the second half are a line, not yet due and payable.
Per half amount $192,733.72.
PPN 600-215203-00
Taxes for the first half are paid.
Taxes for the second half are a lien, not yet due and payable.
Per half amount $5,940.81.

Owner’s Policy         Page 8 of 8

ENDORSEMENT
Attached to and forming a part of
Owners Policy No. 508130029
Issued by
FIDELITY NATIONAL TITLE INSURANCE COMPANY
ARBITRATION ENDORSEMENT
Paragraph 14 (Arbitration) of the Conditions and Stipulations of this policy is hereby amended to provide that all arbitrable matters, regardless of the Amount of Insurance provided herein, shall be arbitrated only when agreed to by both the Company and the Insured.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
FIDELITY NATIONAL TITLE INSURANCE COMPANY

Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY

ENDORSEMENT
Attached to Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
ALTA Endorsement Form 3.1-06 Zoning-Completed Structure

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.
according to applicable zoning ordinances and amendments, the Land is not classified Zone C2-Office Commercial in the H-110 Height District 110 with Parcel Two (parking lot) being located in the CPD, Planned Commercial Zoning District;

b.	the following use or uses are not allowed under that classification: General Office Building and parking lot;

c.
There shall be no liability under this paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses, This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.	The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b.; or
requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:
a.    Area, width, or depth of the Land as a building site for the structure
b.    Floor space area of the structure
c.    Setback of the structure from the property lines of the Land
d.    Height of the structure, or
e.    Number of parking spaces.
3.    There shall be no liability under this endorsement based on:

a.	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

b.	the refusal of any person to purchase, lease or lend money on the Title covered by this policy.

End. — ALTA 3.1-06 Zoning – Completed Structure (10/22/09)

File No:

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By:	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY
_________________________

End – ALTA Form
Form

Copyright American Land Title Association. All rights reserved. The use of this form is restricted to ALTA licenses and ALTA members in good standing as of the date of use. All other uses are prohibited, Reprinted under license from the American Land Title Association.

ENDORSEMENT
Attached to Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
Commercial Environmental Protection Lien ALTA 8.2
The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By:	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY

End - Endorsement 8-2-06 (Commercial Environmental Protection Lien)
(10/16/08)

ENDORSEMENT
Attached to Policy No. PROFORMA
Issued By
Fidelity National Title Insurance Company
ALTA 9.2-06 Covenants, Conditions and Restrictions - Improved Land - Owner’s Policy

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	“Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
“Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or

ALTA 9.2-06 Covenants,
Conditions and Restrictions – Improved Land -
Owner’s Policy (4-2-12)

a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements
Fidelity National Title Insurance Company

Authorized Signatory
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

ALTA 9.2-06 Covenants,
Conditions and Restrictions – Improved Land -
Owner’s Policy (4-2-12)
2 of 2

ENDORSEMENT
Attached to Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
ALTA Endorsement Form 17-06 Access and Entry
The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Corporate Exchange Drive and Cooper Road (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

1 of 1
ALTA Endorsement Form 17-06
(Access and Entry) (6/17/06)

ENDORSEMENT
Attached to
Owner’s Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
ALTA Form 17.2-06 Utility Access
The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services:
__X__Water service    __X__Natural gas service    __X__Telephone service
__X__Electrical power service    __X__Sanitary sewer    __X__Storm water drainage
either over, under or upon rights-of-way or easements for the benefit of the Land because of:
(1)    a gap or gore between the boundaries of the Land and the rights-of-way or easements;
(2)    a gap between the boundaries of the rights-of-way or easements; or
(3)    a termination by a grantor, or its successor, of the rights-of-way or easements.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

1 of 1
ALTA Endorsement Form 17.2-06
(Utility Access) (10/16/08)

ENDORSEMENT
Attached to Policy No. Proforma
Issued By
Fidelity National Title Insurance Company
ALTA Endorsement Form 18.1-06 Multiple Tax Parcel
The Company insures against loss or damage sustained by the Insured by reason of:

1.	those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:
600-122680-00    600-215203-00

2.	the easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY (TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

1 of 1
ALTA Endorsement Form 18 I-06
(Multiple Tax Parcel) (6/17/06)

ENDORSEMENT
Attached to Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
ALTA Endorsement Form 19-06 Contiguity — Multiple Parcels
The Company insures against loss or damage sustained by the Insured by reason of:

1.	the failure of the boundary line of Fee Parcel 1 of the land to be contiguous to the boundary line of Fee Parcel 2: or

2.	the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

1 of 1
ALTA Endorsement Form 19-06
(Contiguity-Multiple Parcel) (6/17/06)

ENDORSEMENT
Attached to Policy No. Proforma
Issued by
Fidelity National Title Insurance Company
ALTA Endorsement Form 22-06 (Location)
The Company insures against loss or damage sustained by the Insured by reason of the failure of a 7 story brick and glass building, known as 3000 Corporate Exchange Drive, Columbus, OH, to be located on the Land at Date of Policy.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the tetras and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

1 of 1
ALTA Endorsement Form 22-06 (Location) (6/17/06)

ENDORSEMENT
Attached to and forming a part of
Policy No. Proforma
Issued by
FIDELITY NATIONAL TITLE INSURANCE COMPANY
ALTA Form 25-06 Same as Survey
The Company hereby insures against loss or damage, which the Insured shall sustain by reason of the failure of the land to be the same as that delineated on the plat of survey made by David J. Kuethe, Registered Surveyor No. 7911 of Bock & Clark’s National Surveyors Network, dated February 27, 2012, last revised April 11, 2013, having Job No. 1201300043.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
FIDELITY NATIONAL TITLE INSURANCE COMPANY

Authorized Signature

ALTA Endorsement Form 25-06
(Same as Survey) (10/16/08)

THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

ALTA Endorsement Form 25-06
(Same as Survey) (10/16/08)

ENDORSEMENT
Attached to Policy No. PROFORMA
Issued by
Fidelity National Title Insurance Company
ALTA Form 26-06 Subdivision
The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

ALTA Endorsement Form 26-06
(Subdivision) (10/16/08)

ENDORSEMENT
Attached to Policy No. PROFORMA
Issued by
Fidelity National Title Insurance Company
ALTA Form 28-06 Easement-Damage or Enforced Removal
The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) 12, 13, 14, 16, 17, 18, 19, 20, 21, 22 and 23 of Schedule B results in:
(1)    damage to an existing building located on the Land, or
(2)    enforced removal or alteration of an existing building located on the Land.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
Fidelity National Title Insurance Company

By	Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY

End - ALTA Endorsement Form 28-06 - Easement - Damage or Enforced Removal
(02/03/10)

ENDORSEMENT
Attached to Policy No. PROFORMA
Issued By
Fidelity National Title Insurance Company
ALTA 35-06 Minerals and Other Subsurface Substances - Buildings

1.
The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy

2.	For purposes of this endorsement only, “Improvement” means a building on the Land at Date of Policy.

3.
The Company insures against loss or damage sustained by the insured by reason of the enforced removal or alteration of any Improvement resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from:

a.	contamination, explosion, fire, vibration, fracturing, earthquake or subsidence; [or]

b.	negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances[; or

c.	the exercise of the rights described in NONE.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements
Fidelity National Title Insurance Company

Authorized Signature
THIS IS A PROFORMA ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REFLECT THE PRESENT STATUS OF TITLE AND IS NOT A FINAL ENDORSEMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE AN AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.

End - ALTA Endorsement Form 28-06 - Easement - Damage or Enforced Removal
(02/03/10)